UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number(s) 811-22845

Babson Capital Funds Trust

(Exact Name of Registrant as Specified in Charter)

550 South Tryon Street

Suite 3300

Charlotte, NC 28202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (704) 805-7200

Janice M. Bishop

Secretary and Chief Legal Officer

c/o Babson Capital Management LLC

Independence Wharf

470 Atlantic Avenue

Boston MA 02210

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: December 31, 2015

Item 1. Reports to Stockholders.

BABSON CAPITAL FUNDS TRUST

Semi-Annual Report

December 31, 2015

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Anthony Sciacca

President

Babson Capital Funds Trust

Babson Capital Funds Trust

Babson Global Floating Rate Fund

Babson Global Credit Income Opportunities Fund

Babson Active Short Duration Bond Fund

Babson Total Return Bond Fund

Babson Emerging Market Debt Blended Total Return Fund

Babson Emerging Market Local Currency Debt Fund

Babson Global High Yield Fund

Babson U.S. High Yield Fund

Dear Shareholder,

Markets were volatile throughout 2015, and the final six months of the year did little to soothe investors’ angst about the future direction of the global economy. Falling commodity prices, currency market swings, uneven economic growth and opposing central bank monetary policies cast a negative pall on the minds of investors in the third and fourth quarters. Policy divergence among central banks was notably evident in December, as the U.S. Federal Reserve (Fed) began tightening monetary policy by raising interest rates for the first time in nearly a decade while central banks in Europe, China and Japan continued a loose monetary policy stance. The Fed’s move in December offered a glimmer of hope that the U.S. economy had recovered sufficiently to begin to raise interest rates after a decade of moribund growth and elevated unemployment levels. But that glimmer may already be dissipating, as recent Fed policy guidance indicates additional interest rate increases in 2016 may be muted.

The dichotomy among central banks in their efforts to manage economies is just one of several headwinds facing investors in 2016. Decelerating global growth remains a concern, with China, the world’s second-largest economy, showing signs of strain. Inflation expectations are declining globally, making it difficult for central banks to identify catalysts to move interest rates significantly higher than current levels. Case in point—the European Central Bank (ECB) elected to extend its current quantitative easing program by at least six months to March 2017. Add to the mix the U.S. presidential election and rising geopolitical tensions across Europe, the Middle East and parts of Asia, and 2016 is off to an inauspicious beginning. Investors are understandably tentative.

At Babson, we believe that with uncertainty comes opportunity. Our mutual fund platform has been constructed to reflect the best of our core competencies as an organization. With the addition of six new funds during the fourth quarter, our platform offers a diverse selection of investment vehicles that provide investors with access to the global fixed income markets, leveraging the same investment experience that we provide to the many institutional clients that we are privileged to serve. Our investment teams conduct rigorous fundamental analysis on every company in which we invest, while also bringing local market insights from our investment teams around the globe. While we expect continued headwinds in the near term, we believe the market volatility will likely provide opportunities to invest in high-conviction names. The markets in which we invest are inherently volatile, but by adhering to a disciplined, repeatable, bottom-up investment process and investing through the economic cycle, we believe we can identify attractive investment opportunities and create portfolios that are able to weather market turbulence over the long term. Our process has served our clients well for decades, through many market cycles and in adverse market conditions.

On behalf of the entire Babson team, we thank you for your partnership and trust, and we look forward to helping you achieve your investment objectives.

Sincerely,

Anthony Sciacca

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of Babson Capital Funds Trust’s (the “Trust”) trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update these forward looking statements, whether as a result of new information, future events, or otherwise.

ALPS Distributors, Inc. is the distributor for the Babson mutual funds. ALPS and Babson are separate and unaffiliated. A prospectus can be obtained by calling 1.855.439.5459. Read the prospectus carefully before investing. Investors should carefully consider the investment objective, risks, charges and expenses of any mutual fund before investing. This and other important information is contained in the prospectus and summary prospectus.

Babson Global Floating Rate Fund 2015 Semi-Annual Report

Investment Objective

The investment objective of the Babson Global Floating Rate Fund (“Global Floating Rate Fund” or the “Fund”) is to seek a high level of current income. Preservation of capital is a secondary goal.

Portfolio Management Commentary

How did the Fund perform?

■	The Fund reported a net total rate of return for the semi-annual reporting period from July 1, 2015 through December 31, 2015 of -3.50% and underperformed the Credit Suisse Global Loan Benchmark, which returned -2.66%.[1]

What factors influenced performance of the Fund?

■	For the semi-annual reporting period, the Fund was overweight to European assets. The Fund’s European assets provided positive contribution to returns, while U.S. assets detracted from the Fund’s performance.

■	The Fund’s investments in the Energy sector and Metals/Mining sector were the leading detractors to contribution to return. Continued volatility and pressure on the price of oil caused commodity-related issuers to face significant selling pressure over the period. Seven of the Fund’s bottom ten contributors to its performance were commodity-related issuers.

Describe recent portfolio activity.

■	The number of portfolio holdings decreased to 185 from 197 during the reporting period. As a result, the portfolio’s positioning in Floating Rate Debt increased to 86.07% from 83.65%, and Fixed Rate Debt holdings decreased to 6.55% from 9.47%.

■	The Fund’s positioning across geographies remains relatively unchanged as the Fund remained overweight to European assets relative to the European weight in the global senior secured loan market. Even with the overweight positioning, the Fund modestly increased its exposure to U.S. assets over the past six months as the U.S. market experienced greater pricing pressure than the European market.

■	Over the past six months, the Fund’s Top 5 Industry concentrations remain unchanged with Healthcare, Education and Childcare maintaining the highest concentration, followed by Diversified/Conglomerate Service, Finance, Chemicals, Plastics and Rubber, and Retails Stores, respectively.

Describe portfolio positioning at period end.

■	The Fund finished the semi-annual reporting period, December 31, 2015, with holdings primarily in senior secured debt, namely 77.3% in First Lien Senior Secured Loans, 5.5% in Second Lien Senior Secured Loans, and 9.5% in Senior Secured Bonds. Senior Unsecured bonds composed just 0.3% of the portfolio.

■	From an industry perspective, the Fund remains well-diversified across a number of sectors based on Moody’s Industry Classification, with higher concentrations in Healthcare, Education and Childcare (10.5%), Diversified/Conglomerate Service (7.7%), and non-bank related Finance companies (7.4%) as of December 31, 2015.

1.	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance results reflect past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indices are unmanaged. It is not possible to invest directly in an index.

Babson Global Floating Rate Fund 2015 Semi-Annual Report

■	As of December 31, 2015, the Fund had the following credit quality breakdown: 16.6% in Ba assets, 59.6% in single-B credits and a small exposure to Caa and below at 4.4%. Approximately 10.6% of the Fund’s assets are not publicly rated, primarily consisting of European issuers that we believe have a credit quality similar to that of other assets in the portfolio. Cash and accrued income was 7.4% and Baa assets accounted for the remaining 2.2% of the portfolio assets.[2]

■	The Top 5 countries in the portfolio at the end of the semi-annual reporting period are the U.S. (64.5%), the United Kingdom (14.6%), Germany (9.3%), France (3.2%) and Canada (2.7%). Overall, the Fund has exposure to 16 different countries, and we continue to focus on building a well-diversified portfolio of global floating rate securities.

Describe market and portfolio outlook.

■	As we look into 2016, the Energy and Commodity sectors will continue to remain volatile as a result of the supply and demand imbalance. This volatility should be primarily concentrated in the U.S., as the European loan market has very little exposure to the Energy sector.

■	Despite a volatile reporting period, we believe issuer fundamentals outside of Energy and Commodity related sectors remain largely intact. With the exception of those troubled sectors, we expect loan market default rates to remain below long-term averages; within Energy and Commodities, however, we anticipate an increase in defaults in 2016.

■	Further divergence of Fed and ECB monetary policy will likely impact the global loan market to varying degrees in 2016.

2.	Ratings shown are the highest rating given by one of the following national rating agencies: S&P or Moody’s. Additional information about ratings can be found at www.moodys.com and www.standardandpoors.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Babson Global Floating Rate Fund 2015 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2015.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2015.

Babson Global Credit Income Opportunities Fund 2015 Semi-Annual Report

Investment Objective

The investment objective of the Babson Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund” or the “Fund”) is to seek an absolute return, primarily through current income and secondarily through capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

■	The Fund reported a net total rate of return for the semi-annual reporting period from July 1, 2015 through December 31, 2015, of -4.95% and underperformed the 3 Month USD LIBOR + 500 basis points[1] Benchmark, which retuned 2.72%[2]

What factors influenced performance of the Fund?

■	During the semi-annual reporting period, European assets were the main contributors to performance, while the U.S. assets, special situations and CLO’s were the main detractors.

■	The Energy sector was the largest detractor to contribution to return over the six month period. Continued volatility and pressure on the price of oil caused commodity-related issuers to face significant selling pressure over the period. The Fund was negatively impacted by its exposure to these credits. Six of the Fund’s bottom ten contributors to its underperformance were commodity-related issuers.

■	During the period, CLO’s also faced significant selling pressure and three of the Fund’s bottom ten contributors were CLO’s.

■	The Fund’s special situation credits had a negative impact on performance during the semi-annual reporting period; however, we believe these assets provide attractive current income to the portfolio and should contribute to the Fund’s performance in the future.

Describe recent portfolio activity.

■	The number of holdings in the portfolio decreased slightly during the second half of the year even though the Fund’s assets grew slightly. Despite the small decrease in the number of holdings, the Fund’s positioning across geographies remained fairly consistent and the Fund continues to maintain significant positions in high conviction credits while maintaining an average credit rating of single-B.

■	The Fund increased its exposure to global high yield bonds while reducing senior secured loans in order to focus on what we believe to be a more attractive part of the below-investment grade market from a risk-adjusted basis.

■	The Fund remains well diversified across industries with the largest concentration in CLO’s at 17.7% (a 1.0% increase from June 30, 2015), the next two largest industries are Healthcare, Education and Childcare at 6.5% and Chemicals, Plastics and Rubber at 5.7%. Over the past six months, the Fund’s top 3 industry exposures have shifted as the Fund reduced exposure to Oil & Gas (down 3.1%) and Telecom (down 4.5%) and increased exposure to Chemicals, Plastics and Rubber (up 2.0%).

Describe portfolio positioning at period end.

■	The Fund finished the semi-annual reporting period, December 31, 2015, with an allocation of 51.0%, 22.0%, and 17.7% to global high yield bonds, global senior secured loans and CLOs, respectively. The remainder of the portfolio was invested in a few opportunistic special situation credits at 1.0%, derivatives at 0.2%, equity 0.5% and cash at 7.4%. A significant portion of the portfolio (40.4%) is senior secured in nature, which can potentially mitigate principal loss in the event that default rates increase.

1.	A unit that is equal to 1/100th of 1% or 0.01%.

2.	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance results reflect past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. The return shown includes 3 Month USD LIBOR plus 500 bps, or 5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

Babson Global Credit Income Opportunities Fund 2015 Semi-Annual Report

■	From an industry perspective, the Fund remains well-diversified across a number of sectors based on Moody’s Industry Classification, with higher concentrations in CLOs (17.7%), Healthcare, Education and Childcare (6.5%) and Chemicals, Plastics and Rubber (5.7%) as of December 31, 2015.

■	As of December 31, 2015, the Fund had the following credit quality breakdown: 28.0% in Ba assets, 49.2% in single-B credits and a modest exposure to Caa and below at 11.7%. Approximately 3.6% of the Fund’s assets are not publicly rated. Over the course of the last six months, the single-B and Caa and below increased slightly as the Fund’s exposure to unrated, Ba and Baa rated assets decreased slightly.[3]

■	The Top 5 countries in the portfolio at the end of the semi-annual reporting period are the U.S. (66.6%), the United Kingdom (11.5%), Germany (5.9%), the Netherlands (4.2%) and France (2.1%). The U.S. exposure includes the Cayman Islands, which is related to the Fund’s CLO holdings that is predominantly invested in U.S. senior secured loans. Overall, the Fund has exposure to 17 different countries, and we continue to focus on building a well-diversified portfolio of global high yield securities.

Describe market and portfolio outlook.

■	As we look into 2016, the Energy and Commodity sectors will continue to remain volatile as a result of the supply and demand imbalance. This volatility should be primarily concentrated in the U.S., as the European high yield markets have minimal exposure to the Energy sector.

■	Despite a volatile reporting period, we believe issuer fundamentals outside of Energy and Commodity related sectors remain largely intact. With the exception of those troubled sectors, we expect high yield market default rates to remain below long-term averages, with Europe expecting to experience the fewest defaults; within Energy and Commodities, mostly in the U.S., however, we anticipate an increase in defaults in 2016.

■	Further divergence of Fed and ECB monetary policy will likely impact the global high yield markets to varying degrees in 2016.

3.	Ratings shown are the highest rating given by one of the following national rating agencies: S&P or Moody’s. Additional information about ratings can be found at www.moodys.com and www.standardandpoors.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Babson Global Credit Income Opportunities Fund 2015 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2015.

Babson Global Credit Income Opportunities Fund 2015 Semi-Annual Report

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2015.

Babson Active Short Duration Fund 2015 Semi-Annual Report

Investment Objective

Babson Active Short Duration Bond Fund (“Active Short Duration Bond Fund” or the “Fund”) seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

Portfolio Management Commentary

How did the Fund perform?

■	The Fund was launched on July 8, 2015 and reported a net total rate of return for the reporting period through December 31, 2015 of -0.93%, underperforming the Barclays U.S. 1-3 Year Government Bond Index, which returned -0.24%.[1]

What factors influenced performance of the Fund?

■	The Fund’s allocation to investment grade corporate, BB-rated high yield bonds and convertible securities were detractors to performance driven largely by the sell-off in Metals & Mining and Oil & Gas producers.

■	The Securitized sector positively impacted performance over the period. Specific allocations that contributed were U.S. agency MBS, CMBS, non-agency residential mortgage backed securities (RMBS) and consumer ABS. Student loan ABS, however, was a modest negative due to rating agency action within the sector.

■	Duration positioning positively contributed to performance. The front-end of the yield curve, particularly the two to three year area, flattened as the market priced in a lower probability of an extended series of Fed interest rate hikes. The Fund was at its maximum duration of approximately 2.9 years for much of the period, given the steepness of the yield curve.

Describe recent portfolio activity.

■	The Fund experienced positive flows during the period and purchases were across Corporate, Securitized and Government sectors.

■	The Fund reduced holdings in lower quality energy corporates and convertible securities that were believed to be downgrade candidates. Purchases were in Automotive, Banking, Consumer, Insurance and Real Estate Investment Trust (REIT) sectors. The Fund selectively added exposure to student loan ABS due to pricing dislocations. These securities are backed by the federal government and pricing has become attractive as a result of rating agency action. However, this did negatively impact recent performance.

Describe portfolio positioning at period end.

■	The Fund duration ended the period at 2.9 years, which is about the maximum for the strategy. The steepness of the yield curve between three months and three years led us to retain a maximum duration for the period.

■	From a sector perspective, the Fund has been well-diversified across Corporates, Securitized and Governments. The Corporate allocation represents approximately 37.5%, with 31% in investment grade corporates and 6% in BB-rated and crossover high yield. Banking represents the largest industry at almost 10% followed by Diversified Industrials (9%). The Fund had a 2.7% allocation to Energy and 0.2% in Convertible Securities.

■	Securitized ABS represents a 14.5% allocation, it was largely comprised of traditional automotive loan collateral and compelling esoteric collateral such as timeshares, cell towers, medical receivables, and personal consumer loans. CMBS made up 3.8% of the Fund.

1.	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance results reflect past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Barclays U.S. 1-3 Year Government Bond Index is comprised of the U.S. Treasury and U.S. Agency Indices. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) that have remaining maturities of more than one year and up to but not including 3 years. Indices are unmanaged. It is not possible to invest directly in an index.

Babson Active Short Duration Fund 2015 Semi-Annual Report

■	The agency MBS allocation (5.7%) was in lower coupon 15 year FNMAs. The Fund also had a small allocation to agency collateralize mortgage obligations (CMO) with compelling structural features.

Describe market and portfolio outlook.

■	Volatility will likely persist in 2016, driven by global monetary policies, shifting global growth patterns and fluctuating commodity prices.

■	U.S. Government yields rose modestly in 2015. However, the case for significantly higher rates is challenging to make, with inflation low and real growth hobbling along at 2%-2.5%. The shape of the short-end of the yield curve bears watching, as there has been a significant flattening from three months to three years. Should this continue, the duration of the Fund may start to shorten.

■	Commodities will continue to necessitate close monitoring. The Fund is taking opportunities to reduce Energy and Metals & Mining exposure, as well as any other names that may possess idiosyncratic risks.

■	The recent bout of spread widening should provide the Fund select opportunities. Short weighted average life CLOs offer attractive yields and have experienced less volatility than other asset classes. FFELP student loans may represent one of the better opportunities in ABS.

Babson Active Short Duration Fund 2015 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2015.

Babson Total Return Bond Fund 2015 Semi-Annual Report

Investment Objective

Babson Total Return Bond Fund (“Total Return Bond Fund” or the “Fund”) seeks a superior total rate of return by investing in fixed income instruments.

Portfolio Management Commentary

How did the Fund perform?

■	The Fund was launched on July 8, 2015 and reported a net total rate of return for the reporting period through December 31, 2015 of -0.78%, underperforming the Barclays U.S. Aggregate Bond Index, which returned 0.16%.[1]

What factors influenced performance of the Fund?

■	An overweight to investment grade corporate credit and an allocation to convertible and high yield corporate securities were the primary detractors to performance. Within those allocations, exposures to commodity related industries were the main negative drivers. The Fund was positioned in shorter maturity names, however credit curves flattened with shorter maturity credits underperforming the most. Asset backed securities (ABS) were the primary detractor in the Securitized sector largely due to holdings in government guaranteed FFELP student loans which underperformed during the period.

■	USD/CNH and IGCDX put spread options performed well during the period due to multiple devaluations of the Chinese yuan.

Describe recent portfolio activity.

■	Corporate purchases were in Banking, Technology and Consumer sectors with only modest purchases in Energy.

■	The Fund selectively added exposure to ABS in such esoteric sectors as business franchise whole loans and personal consumer loans.

■	The agency mortgage backed securities ( MBS) allocation began transitioning into more liquid specified pools.

■	Purchased synthetic investment grade credit put options due to heightened volatility within the credit markets.

■	Recent purchases also include AAA-rated, short weighted average life CLO’s.

Describe portfolio positioning at period end.

■	The Fund was duration and curve neutral relative to the benchmark.

■	The largest overweight relative to the benchmark was corporate credit representing approximately a 41.7% allocation versus 30.0% for the index. High yield corporate made up 8.5% of that exposure. Banking and diversified industrials were the largest industries within corporate credit. The energy allocation represented about 3.1% of the Fund and was 0.5% overweight relative to the benchmark. The allocation to convertible securities was 0.4%.

■	The Fund was underweight in agency MBS (25.0%) relative to the benchmark (28.6%). More recently, the Fund rotated into specified mortgage pools becoming more balanced along the coupon stack, this change also enhanced the overall liquidity profile of the Fund.

■	Securitized ABS represents a 11.8% allocation, it was largely comprised of traditional automotive loan collateral and compelling esoteric collateral such as timeshares, cell towers, medical receivables, and personal consumer loans.

■	Commercial mortgage backed securities (CMBS) made up 6.0% of the Fund representing a 4.2% overweight. BBB-rated tranches backed by 2012 vintage collateral represent the best value. However, they are difficult to source given their strong underwriting profile. The Fund gained exposure to these vintages using CMBX, a synthetic index.

1.	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance results reflect past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Indices are unmanaged. It is not possible to invest directly in an index.

Babson Total Return Bond Fund 2015 Semi-Annual Report

Describe market and portfolio outlook.

■	Volatility will likely persist in 2016, driven by global monetary policies, shifting global growth patterns and fluctuating commodity prices.

■	U.S. Government yields rose modestly in 2015. However, the case for significantly higher rates is challenging to make, with inflation low and real growth hobbling along at 2%-2.5%.

■	Commodities will continue to necessitate close monitoring. The Fund is taking opportunities to reduce Energy and Metals & Mining exposure, as well as any other names that may possess idiosyncratic risks.

■	The recent bout of spread widening should provide the Fund select opportunities. Short weighted average life CLOs offer attractive yields and have experienced less volatility than other asset classes. FFELP student loans may represent one of the better opportunities in ABS.

Babson Total Return Bond Fund 2015 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assests as of December 31, 2015

Babson Emerging Markets Debt Blended Total Return Fund 2015 Semi-Annual Report

Investment Objective

The investment objective of the Babson Emerging Markets Debt Blended Total Return (“EMD Blended Total Return “ or the “Fund”) is to seek a long-term total return through a combination of current income and capital appreciation though exposure to a diversified portfolio of emerging markets corporate, sovereign hard currency and local currency-denominated debt securities.

Portfolio Management Commentary

How did the Fund perform?

■	The Fund reported a net total rate of return of -3.32[1] since the Fund’s inception date of October 21, 2015.

What factors influenced performance of the Fund?

■	For the period ended December 31, 2015, the Fund’s currency positions against the Russian Ruble, British Pound, Canadian Dollar, and Singaporean Dollar, as well as an Ecuadorian sovereign bond were the primary contributors to performance. Corporate holdings in Yasar, ICICI Bank and Sino-Ocean Land Holdings also aided returns. Key detractors from performance were the Fund’s local bond positions in South Africa, Mexico and Colombia, while the Fund’s holding in Digicel Group also detracted from returns.

■	Emerging Markets local currency bonds experienced large sell-offs during December on the heels of the U.S. Fed’s rate hike, the ECB’s disappointing actions and a further sell-off of commodities. Within the portfolio, South Africa detracted more than 1% following President Zuma’s unexpected termination of finance minister Neve, while naming someone who was perceived to be a weak replacement. Following heavy criticism at home, President Zuma then named Pravin Gordhan as finance minister. Although Minister Gordhan previously held the position from 2009-2014, investors were less than impressed; impacting both rates and pushing the currency to its weakest point ever.

Describe recent portfolio activity.

■	The portfolio launched on October 21, 2015 with US$10 million, therefore, the activity in Fund primarily represents the initial investment of seed capital and some monthly adjustments as a result of our currency framework.

Describe portfolio positioning at period end.

■	The Fund finished the year with a 37% exposure to Emerging Markets Corporate bonds, 39% exposure to Emerging Markets Local Debt and Currencies, 23% exposure to Sovereign Hard Currency bonds and a 1% cash position.

■	The Top 5 countries in the portfolio at the end of the period are Mexico (10.6%), Indonesia (6.9%), South Africa (5.4%), Israel (4.7%) and Turkey (4.6%). The top 3 corporate bonds are AES Corp (3.7%), Israel Electric Corp (2.4%) and Cemex (2.2%). Overall, the Fund has exposure to 17 countries, 21 corporates, and 24 different currencies.

Describe market and portfolio outlook.

■	We remain optimistic that some Emerging Markets headwinds are poised to reverse and become tailwinds or at least stabilize

1.	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance results reflect past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indices are unmanaged. It is not possible to invest directly in an index.

Babson Emerging Markets Debt Blended Total Return Fund 2015 Semi-Annual Report

■	Credit selection will be key to seeking the best risk-adjusted return opportunities across the Emerging Market corporate debt spectrum.

■	Lower net supply, driven by reduced issuance and heightened buyback activity, will likely serve as a strong supportive technical factor for Emerging Market corporate debt. For Emerging Market Sovereigns, we continue to favor Central European countries, as well as Caribbean and Central American countries, which should continue to be beneficiaries of the pickup in growth out of core Europe and the U.S.

■	Currency valuations have adjusted significantly over the past 24 months and we are now seeing some Emerging Market currencies at their most attractive levels in more than 10 years, thereby providing for selective Emerging Market growth prospects.

■	The portfolio continues to be positioned in selective rates where inflation is falling along with narrowing current account deficits. A picture of global disinflation should remain favorable for emerging markets local debt and the Fund.

Babson Emerging Markets Debt Blended Total Return Fund 2015 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2015.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2015.

Babson Emerging Markets Local Currency Debt Fund 2015 Semi-Annual Report

Investment Objective

The investment objective of the Babson Emerging Markets Local Currency Debt Fund (“EM Local Currency Debt Fund” or the “Fund”) is to seek a high level of current income. Preservation of capital is a secondary goal.

Portfolio Management Commentary

How did the Fund perform?

■	The Fund reported a net total rate of return of -1.59%[1] since the Fund’s inception date of December 8, 2015.

What factors influenced performance of the Fund?

■	For the period ended December 31, 2015, the Fund’s positions in Colombia, Indonesia, Malaysia and South Africa were the primary detractors from performance relative to the benchmark. The Fund’s underweight in Brazilian rates and overall underweight exposure to emerging markets currencies positively impacted Fund performance.

■	Colombia, Indonesia, Malaysia and South Africa all experienced large sell-offs during December and our overweight positions were more negatively affected than the benchmark. South Africa, in particular, underperformed due to President Zuma’s unexpected termination of finance minister Neve, while naming someone who was perceived to be a weak replacement. Following heavy criticism at home, President Zuma then named Pravin Gordhan as finance minister. Although Minister Gordhan previously held the position from 2009-2014, investors were less than impressed; impacting both rates and pushing the currency to its weakest point ever.

Describe recent portfolio activity.

■	The portfolio launched on December 8, 2015 with US$5 million, therefore, the trades reflected initial seed capital being invested.

Describe portfolio positioning at period end.

■	The Fund finished the year with a 92.1% exposure to Emerging Market bonds and a 7.5% cash position.

■	The Top 5 countries in the portfolio at the end of the period are Malaysia (12.8%), Indonesia (11.4%), Colombia (11.4%), Brazil (9.8%) and South Africa (7.2%). Overall, the Fund has exposure to 16 different countries and 28 different currencies.

Describe market and portfolio outlook.

■	We remain optimistic that some Emerging Markets headwinds are poised to reverse and become tailwinds or at least stabilize.

■	Currency valuations have adjusted significantly over the past 24 months and we are now seeing some emerging markets currencies at their most attractive levels in more than 10 years, thereby providing for selective emerging markets growth prospects.

■	The portfolio continues to add to constructive positioning on selected European and Latin American currencies, less so on Asian currencies, while maintaining a watchful eye on commodity prices.

■	The portfolio continues to be positioned in selective rates where inflation is falling along with narrowing current account deficits. A picture of global disinflation should remain favorable for emerging markets local debt and the Fund.

1.	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance results reflect past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indices are unmanaged. It is not possible to invest directly in an index.

Babson Emerging Markets Local Currency Debt Fund 2015 Semi-Annual Report

COUNTRY COMPOSITION (% OF ASSETS*)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2015.

CONTRIBUTION TO DURATION (IN YEARS)

**	The values shown above represent the contribution to duration, in years, of the assets as of December 31, 2015.

Babson Global High Yield Fund 2015 Semi-Annual Report

Investment Objective

The investment objective of the Babson Global High Yield Fund (“Global High Yield Fund” or the “Fund”) is to provide high current income generation and, where appropriate, capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

■	The Fund reported a total rate of return of -2.40% since the Fund’s inception date of October 30, 2015.

What factors influenced performance of the Fund?

■	The initial ramping of the portfolio positively influenced the performance of the Fund during this period as a higher cash balance helped protect the portfolio from the volatility the U.S. and European high yield bond markets experienced at the end of the year.

■	In addition, strong security selection, particularly high quality credits with improving outlooks, and the Fund’s underweight to commodities relative to the market positively influenced performance.

Describe recent portfolio activity.

■	During the period, the Fund continued to ramp the initial capital funding by constructing a well-diversified portfolio across issuers, ratings, countries and industries. As of December 31, 2015, the portfolio had a geographical weighting of 69.5% in U.S. and 30.5% in primarily European issuers and other non-U.S. domiciled issuers.

■	Due to the initial ramping of the portfolio, approximately one-third of the assets were purchased in the U.S. and European new issue market and the remaining two-thirds were purchased on the secondary markets to take advantage of opportunities that we believe offer attractive yields and the potential for capital appreciation.

Describe portfolio positioning at period end.

■	On a traded basis, the Fund ended the year with a 24.6% weighting to senior secured high yield bonds and a 75.4% weighting to senior unsecured bonds.

■	From an industry perspective, the Fund remains well-diversified across a number of Moody’s-based industries, with higher concentrations in Healthcare, Education and Childcare (11.6%), Finance (8.2%), and Telecommunications (7.7%) as of year-end.

■	In terms of portfolio credit quality as of December 31, 2015, the Fund had the following weighting breakdown: 3.3% in Baa, 33.2% in Ba, 50.8% in single-B, 5.7% in Caa and below and 6.4% in cash and accrued income. A small portion of the assets are not publicly rated (0.6%), but we believe have a similar ratings profile as other assets in the portfolio.

Describe market and portfolio outlook.

■	Although the Fed’s December announcement of the first interest rate increase since 2006 marks the conclusion of one of the biggest question marks for the market, uncertainty remains around the potential consequences increased interest rate volatility may have on currencies, treasury yields, and risk assets going forward. While the extensive volatility we have seen in the commodity space will likely persist, we expect general corporate fundamentals to remain intact. This should continue to support high yield valuations in the near-term as we believe the market is now pricing in a higher level of defaults than we anticipated. Despite recent pressure, any further pull back in prices will likely provide opportunities to add to positions in “high conviction” names offering attractive relative value.

Babson Global High Yield Fund 2015 Semi-Annual Report

CREDIT QUALITY COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2015.

Babson Global High Yield Fund 2015 Semi-Annual Report

COUNTRY COMPOSITION (% OF ASSETS*)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2015.

Babson U.S. High Yield Fund 2015 Semi-Annual Report

Investment Objective

The investment objective of the Babson U.S. High Yield Fund (“U.S. High Yield Fund” or the “Fund”) is to seek a high level of total return, with an emphasis on current income.

Portfolio Management Commentary

How did the Fund perform?

■	The Fund reported a total rate of return of -2.84% since the Fund’s inception date of October 30, 2015.

What factors influenced performance of the Fund?

■	The initial ramping of the portfolio positively influenced the performance of the Fund during this period as a higher cash balance helped protect the portfolio from the volatility the U.S. high yield bond market experienced at the end of the year.

■	In addition, strong security selection, particularly high quality credits with improving outlooks, and the Fund’s underweight to commodities relative to the market positively influenced performance.

Describe recent portfolio activity.

■	During the period, the Fund continued to ramp the initial capital funding by constructing a well-diversified portfolio across issuers, ratings and industries.

■	Due to the initial ramping of the portfolio, approximately one-third of the assets were purchased in the U.S. new issue market and the remaining two-thirds were purchased on the secondary market to take advantage of opportunities that we believe offer attractive yields and the potential for capital appreciation.

Describe portfolio positioning at period end.

■	On a traded basis, the Fund ended the year with a 99.6% weighting to high yield bonds. The remaining balance of the portfolio was invested in senior secured loans (0.4%).

■	From an industry perspective, the Fund remains well-diversified across a number of Moody’s-based industries, with higher concentrations in Healthcare, Education and Childcare (12.8%), Oil and Gas (7.8%), and Aerospace and Defense (7.1%) as of year-end.

■	In terms of portfolio credit quality as of December 31, 2015, the Fund had the following weighting breakdown: 3.0% in Baa, 34.5% in Ba, 40.9% in single-B, 5.6% in Caa and below and cash and accrued income at 16.0%.

Describe market and portfolio outlook.

■	Although the Fed’s December announcement of the first interest rate increase since 2006 marks the conclusion of one of the biggest question marks for the market, uncertainty remains around the potential consequences increased interest rate volatility may have on currencies, treasury yields, and risk assets going forward. While the extensive volatility we have seen in the commodity space will likely persist, we expect general corporate fundamentals to remain intact. This should continue to support high yield valuations in the near-term as we believe the market is now pricing in a higher level of defaults than we anticipated. Despite recent pressure, any further pull back in prices will likely provide opportunities to add to positions in high conviction names offering attractive relative value.

Babson U.S. High Yield Fund 2015 Semi-Annual Report

CREDIT QUALITY COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2015.

COUNTRY COMPOSITION (% OF ASSETS*)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of December 31, 2015.

Babson Capital Funds Trust 2015 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED)

As a shareholder of Babson Global Floating Rate Fund, Babson Global Credit Income Opportunities Fund, Babson Active Short Duration Bond Fund, Babson Total Return Bond Fund, Babson Emerging Markets Debt Blended Total Return Fund, Babson Emerging Markets Local Currency Debt Fund, Babson Global High Yield Fund or Babson U.S. High Yield Fund (each a “Fund” and collectively, the “Funds”) you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Babson Global Floating Rate Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.05%	$1,000.00	$963.60	$981.80	$5.18
Hypothetical	1.05%	1,000.00	1,019.90	1,009.95	5.33

Class C
Actual	1.80%	1,000.00	959.80	979.90	8.87
Hypothetical	1.80%	1,000.00	1,016.10	1,008.05	9.12

Class I
Actual	0.75%	1,000.00	965.00	982.50	3.70
Hypothetical	0.75%	1,000.00	1,021.40	1,010.70	3.81

Class Y
Actual	0.75%	1,000.00	964.70	982.35	3.70
Hypothetical	0.75%	1,000.00	1,021.40	1,010.70	3.81

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 184/366.

Babson Capital Funds Trust 2015 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Babson Global Credit Income Opportunities Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$949.50	$974.75	$5.88
Hypothetical	1.20%	1,000.00	1,019.10	1,009.55	6.09

Class C
Actual	1.95%	1,000.00	945.90	972.95	9.54
Hypothetical	1.95%	1,000.00	1,015.30	1,007.65	9.88

Class I
Actual	0.95%	1,000.00	950.60	975.30	4.66
Hypothetical	0.95%	1,000.00	1,020.40	1,010.20	4.82

Class Y
Actual	0.95%	1,000.00	950.50	975.25	4.66
Hypothetical	0.95%	1,000.00	1,020.40	1,010.20	4.82

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 184/366.

Babson Active Short Duration Bond Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.66%	$1,000.00	$990.00	$995.00	$3.16
Hypothetical	0.66%	1,000.00	1,020.90	1,010.45	3.21

Class C
Actual	1.44%	1,000.00	986.10	993.05	6.88
Hypothetical	1.44%	1,000.00	1,017.10	1,008.55	6.98

Class I
Actual	0.47%	1,000.00	990.80	995.40	2.25
Hypothetical	0.47%	1,000.00	1,021.80	1,010.90	2.28

Class Y
Actual	0.45%	1,000.00	990.70	995.35	2.15
Hypothetical	0.45%	1,000.00	1,021.90	1,010.95	2.19

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 176/366.

Expense Changes Impacting the Table

Changes to the Fund’s fee arrangements occurred during the period. Had these fee changes been in effect throughout the entire period, the annualized expense ratios would have been 0.65%, 1.40%, 0.40%, and 0.40% for Classes A, C, I, and Y, respectively; the actual expenses paid during the period would have been approximately $3.11, $6.69, $1.91, and $1.91 and the hypothetical expenses paid during the period would have been approximately $3.16, $6.79, $1.94, and $1.94 for Classes A, C, I, and Y, respectively.

Babson Capital Funds Trust 2015 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Babson Total Return Bond Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.80%	$1,000.00	$991.00	$995.50	$3.83
Hypothetical	0.80%	1,000.00	1,020.20	1,010.10	3.89

Class C
Actual	1.55%	1,000.00	987.50	993.75	7.41
Hypothetical	1.55%	1,000.00	1,016.60	1,008.30	7.52

Class I
Actual	0.55%	1,000.00	992.20	996.10	2.63
Hypothetical	0.55%	1,000.00	1,021.40	1,010.70	2.67

Class Y
Actual	0.55%	1,000.00	992.20	996.10	2.63
Hypothetical	0.55%	1,000.00	1,021.40	1,010.70	2.67

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 176/366.

Babson Emerging Markets Debt Blended Total Return Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$965.30	$982.65	$2.29
Hypothetical	1.20%	1,000.00	1,007.40	1,003.70	2.34

Class C
Actual	1.95%	1,000.00	964.00	982.00	3.71
Hypothetical	1.95%	1,000.00	1,005.90	1,002.95	3.79

Class I
Actual	0.95%	1,000.00	965.80	982.90	1.81
Hypothetical	0.95%	1,000.00	1,007.90	1,003.95	1.85

Class Y
Actual	0.95%	1,000.00	965.80	982.90	1.81
Hypothetical	0.95%	1,000.00	1,007.90	1,003.95	1.85

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 71/366.

Babson Capital Funds Trust 2015 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Babson Emerging Markets Local Currency Debt Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$971.90	$985.95	$0.74
Hypothetical	1.20%	1,000.00	1,002.40	1,001.20	0.76

Class C
Actual	1.95%	1,000.00	971.60	985.80	1.21
Hypothetical	1.95%	1,000.00	1,001.90	1,000.95	1.23

Class I
Actual	0.95%	1,000.00	972.00	986.00	0.59
Hypothetical	0.95%	1,000.00	1,002.50	1,001.25	0.60

Class Y
Actual	0.95%	1,000.00	972.00	986.00	0.59
Hypothetical	0.95%	1,000.00	1,002.50	1,001.25	0.60

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 23/366.

Babson Global High Yield Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.05%	$1,000.00	$975.60	$987.80	$1.70
Hypothetical	1.05%	1,000.00	1,006.50	1,003.25	1.73

Class C
Actual	1.80%	1,000.00	974.50	987.25	2.91
Hypothetical	1.80%	1,000.00	1,005.20	1,002.60	2.96

Class I
Actual	0.80%	1,000.00	976.00	988.00	1.30
Hypothetical	0.80%	1,000.00	1,006.90	1,003.45	1.32

Class Y
Actual	0.80%	1,000.00	976.00	988.00	1.30
Hypothetical	0.80%	1,000.00	1,006.90	1,003.45	1.32

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 60/366.

Babson Capital Funds Trust 2015 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Babson U.S. High Yield Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.00%	$1,000.00	$971.20	$985.60	$1.62
Hypothetical	1.00%	1,000.00	1,006.60	1,003.30	1.64

Class C
Actual	1.75%	1,000.00	970.10	985.05	2.83
Hypothetical	1.75%	1,000.00	1,005.30	1,002.65	2.88

Class I
Actual	0.75%	1,000.00	971.60	985.80	1.21
Hypothetical	0.75%	1,000.00	1,007.00	1,003.50	1.23

Class Y
Actual	0.75%	1,000.00	971.60	985.80	1.21
Hypothetical	0.75%	1,000.00	1,007.00	1,003.50	1.23

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 60/366.

Babson Capital Funds Trust 2015 Semi-Annual Report

BABSON CAPITAL FUNDS TRUST

FINANCIAL REPORT

Babson Capital Funds Trust 2015 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015 (Unaudited)

	BABSON GLOBAL FLOATING RATE FUND	BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BABSON ACTIVE SHORT DURATION BOND FUND	BABSON TOTAL RETURN BOND FUND

Assets
Investments, at fair value (cost $172,954,252, $93,332,587, $99,872,848 and $30,208,344, respectively)	$158,958,569	$82,456,570	$99,041,894	$29,941,778
Foreign currency, at value (cost $635,089, $55,476, $0 and $0, respectively)	629,529	54,798	–	–
Receivable for investments sold	4,331,635	719,129	2,356,969	–
Receivable for Fund shares sold	84,756	1,590,937	136,766	–
Interest receivable	1,036,593	1,291,268	471,333	136,076
Receivable from adviser (see Note 3)	–	–	10,584	28,884
Receivable for variation margin on open futures contracts	–	–	3,407	3,697
Foreign tax reclaims receivable	–	–	2,139	–
Unrealized appreciation on forward foreign currency exchange contracts	394,403	197,214	–	4,766
Prepaid expenses	37,666	37,256	12,638	10,617

Total assets	165,473,151	86,347,172	102,035,730	30,125,818

Liabilities
Payable for investments purchased	9,948,630	2,124,412	10,729,984	5,207,799
Payable for Fund shares repurchased	265,933	1,033,040	212,407	–
Swap contracts, at fair value (up-front net premiums received of $0, $0, $562 and $147, respectively)	–	–	7,229	1,885
Investment advisory fee payable (see Note 3)	16,802	4,870	–	–
Distribution fees payable	6,773	5,439	2,452	209
Dividends payable	328,329	600,819	66,092	185,135
Written options, at fair value (premiums of $972,000)	–	207,921	–	–
Unrealized depreciation on forward foreign currency exchange contracts	11,957	8,461	–	12,870
Accrued expenses and other liabilities	263,531	216,824	179,476	183,361

Total liabilities	10,841,955	4,201,786	11,197,640	5,591,259

Total net assets	$154,631,196	$82,145,386	$90,838,090	$24,534,559

See accompanying Notes to Financial Statements.

Babson Capital Funds Trust 2015 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2015 (Unaudited)

	BABSON GLOBAL FLOATING RATE FUND	BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BABSON ACTIVE SHORT DURATION BOND FUND	BABSON TOTAL RETURN BOND FUND

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$171	$94	$92	$25
Additional paid-in capital	170,715,425	94,602,432	91,904,125	25,131,900
Undistributed (distributions in excess of) net investment income	85,033	337,961	(3,130)	(1,352)
Accumulated net realized loss	(2,591,436)	(2,891,685)	(161,348)	(311,100)
Net unrealized depreciation	(13,577,997)	(9,903,416)	(901,649)	(284,914)

Total net assets	$154,631,196	$82,145,386	$90,838,090	$24,534,559

Class A
Net assets applicable to outstanding shares	$5,578,247	$11,924,553	$10,518,584	$196,032

Shares of beneficial interest outstanding	618,563	1,368,677	1,069,223	20,082

Net asset value per share outstanding	$9.02	$8.71	$9.84	$9.76

Maximum offering price per share outstanding (Net asset value plus sales charge of 3.00%, 4.00%, 0.00% and 4.00%, respectively)	$9.30	$9.07	$–	$10.17

Class C
Net assets applicable to outstanding shares	$6,597,783	$3,302,315	$340,667	$195,825

Shares of beneficial interest outstanding	734,085	379,418	34,649	20,061

Net asset value per share outstanding	$8.99	$8.70	$9.83	$9.76

Class I
Net assets applicable to outstanding shares	$22,130,131	$24,445,056	$21,968,595	$12,060,376

Shares of beneficial interest outstanding	2,449,029	2,806,051	2,234,436	1,235,482

Net asset value per share outstanding	$9.04	$8.71	$9.83	$9.76

Class Y
Net assets applicable to outstanding shares	$120,325,035	$42,473,462	$58,010,244	$12,082,326

Shares of beneficial interest outstanding	13,320,246	4,875,730	5,900,387	1,237,731

Net asset value per share outstanding	$9.03	$8.71	$9.83	$9.76

See accompanying Notes to Financial Statements.

Babson Capital Funds Trust 2015 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2015 (Unaudited)

	BABSON EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BABSON EMERGING MARKETS LOCAL CURRENCY DEBT FUND	BABSON GLOBAL HIGH YIELD FUND	BABSON U.S. HIGH YIELD FUND

Assets
Investments, at fair value (cost $9,935,402, $4,928,972, $24,902,440 and $26,953,697, respectively)	$9,521,067	$4,828,638	$23,969,550	$26,020,071
Foreign currency, at value (cost $0, $0, $17,809 and $0, respectively)	–	–	17,362	–
Interest receivable	151,312	75,510	405,837	359,358
Receivable from adviser (see Note 3)	36,071	35,259	26,852	27,615
Receivable for variation margin on open futures contracts	7,524	–	–	–
Swap contracts, at fair value	10,877	7,952	–	–
Foreign tax reclaims receivable	–	383	–	–
Unrealized appreciation on forward foreign currency exchange contracts	130,248	24,387	61,325	–
Prepaid expenses	1,059	50	1,059	1,059

Total assets	9,858,158	4,972,179	24,481,985	26,408,103

Liabilities
Swap contracts, at fair value (up-front net premiums received of $9,276, $0, $0 and $0, respectively)	7,281	29,065	–	–
Directors’ fees payable	6,144	2,524	4,958	4,958
Distribution fees payable	204	77	103	103
Dividends payable	45,780	12,275	118,898	121,847
Unrealized depreciation on forward foreign currency exchange contracts	146,056	47,969	68,199	–
Accrued expenses and other liabilities	89,724	32,383	74,515	74,513

Total liabilities	295,189	124,293	266,673	201,421

Total net assets	$9,562,969	$4,847,886	$24,215,312	$26,206,682

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$10	$5	$25	$27
Additional paid-in capital	10,003,090	4,999,995	25,007,488	27,102,498
Undistributed (distributions in excess of) net investment income	(1,110)	–	–	–
Accumulated net realized gain (loss)	(20,407)	(6,794)	149,372	37,783
Net unrealized depreciation	(418,614)	(145,320)	(941,573)	(933,626)

Total net assets	$9,562,969	$4,847,886	$24,215,312	$26,206,682

See accompanying Notes to Financial Statements.

Babson Capital Funds Trust 2015 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2015 (Unaudited)

	BABSON EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BABSON EMERGING MARKETS LOCAL CURRENCY DEBT FUND	BABSON GLOBAL HIGH YIELD FUND	BABSON U.S. HIGH YIELD FUND

Class A
Net assets applicable to outstanding shares	$191,258	$96,958	$96,831	$96,397

Shares of beneficial interest outstanding	20,006	10,000	10,000	10,000

Net asset value per share outstanding	$9.56	$9.70	$9.68	$9.64

Maximum offering price per share outstanding (Net asset value plus sales charge of 4.00%)	$9.96	$10.10	$10.08	$10.04

Class C
Net assets applicable to outstanding shares	$191,254	$96,958	$96,831	$96,397

Shares of beneficial interest outstanding	20,006	10,000	10,000	10,000

Net asset value per share outstanding	$9.56	$9.70	$9.68	$9.64

Class I
Net assets applicable to outstanding shares	$4,590,229	$2,326,985	$12,007,048	$14,060,706

Shares of beneficial interest outstanding	480,156	240,000	1,240,000	1,458,557

Net asset value per share outstanding	$9.56	$9.70	$9.68	$9.64

Class Y
Net assets applicable to outstanding shares	$4,590,228	$2,326,985	$12,014,602	$11,953,182

Shares of beneficial interest outstanding	480,156	240,000	1,240,780	1,240,000

Net asset value per share outstanding	$9.56	$9.70	$9.68	$9.64

See accompanying Notes to Financial Statements.

Babson Capital Funds Trust 2015 Semi-Annual Report

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2015 (Unaudited)

	BABSON GLOBAL FLOATING RATE FUND	BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BABSON ACTIVE SHORT DURATION BOND FUND (1)	BABSON TOTAL RETURN BOND FUND (1)

Investment Income
Interest income	$4,511,456	$3,023,582	$584,971	$272,670
Dividends	–	–	3,309	145,912
Other income	5,515	–	–	–

Total investment income	4,516,971	3,023,582	588,280	418,582

Operating Expenses
Advisory fees	527,713	320,968	101,599	47,892
12b-1 distribution and servicing plan
Class A	7,135	15,851	4,455	239
Class C	30,529	17,486	1,333	957
Administrator fees	89,601	53,814	46,089	46,089
Custody fees	77,173	50,585	38,715	38,715
Professional fees	70,653	70,653	58,512	58,511
Transfer agent fees	70,168	70,379	45,229	45,229
Directors’ fees	51,954	42,932	14,749	14,749
Registration fees	32,593	30,892	4,140	2,796
Printing and mailing expenses	22,256	20,913	7,374	7,374
Interest expense	–	–	17	6
Other operating expenses	27,077	16,467	14,749	14,749

Total operating expenses	1,006,852	710,940	336,961	277,306
Reimbursement of expenses
Class A	(24,028)	(48,582)	(18,868)	(12,626)
Class C	(25,422)	(24,181)	(12,077)	(12,625)
Class I	(56,600)	(75,726)	(72,856)	(92,478)
Class Y	(251,285)	(122,555)	(95,436)	(92,524)

Net operating expenses	649,517	439,896	137,724	67,053

Net investment income	3,867,454	2,583,686	450,556	351,529

See accompanying Notes to Financial Statements.

Babson Capital Funds Trust 2015 Semi-Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Six Months Ended December 31, 2015 (Unaudited)

	BABSON GLOBAL FLOATING RATE FUND	BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BABSON ACTIVE SHORT DURATION BOND FUND (1)	BABSON TOTAL RETURN BOND FUND (1)

Realized and Unrealized Gains (Losses) on Investments
Net realized loss on investments	$(2,330,721)	$(1,468,733)	$(84,163)	$(241,991)
Net realized gain on forward foreign currency exchange contracts	670,025	439,379	–	–
Net realized gain on foreign currency and translation	305,264	261,643	–	–
Net realized gain on futures contracts	–	–	(80,683)	(19,608)
Net realized gain on swap contracts	–	–	3,498	913
Net realized gain (loss) on written options	–	(34,180)	–	–

Net realized loss	(1,355,432)	(801,891)	(161,348)	(260,686)

Net change in unrealized depreciation on investments	(9,162,252)	(7,103,347)	(830,954)	(266,566)
Net change in unrealized appreciation on unfunded loan commitments	4,592	4,592	–	–
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	752,516	332,385	–	(8,104)
Net change in unrealized appreciation (depreciation) on foreign currency and translation	(68,670)	(50,178)	–	–
Net change in unrealized appreciation on futures contracts	–	–	(62,904)	(8,212)
Net change in unrealized appreciation on swap contracts	–	–	(7,791)	(2,032)
Net change in unrealized appreciation on written option contracts	–	701,556	–	–

Net change in unrealized depreciation	(8,473,814)	(6,114,992)	(901,649)	(284,914)

Net realized and unrealized losses on investments	(9,829,246)	(6,916,883)	(1,062,997)	(545,600)

Net decrease in net assets resulting from operations	$(5,961,792)	$(4,333,197)	$(612,441)	$(194,071)

(1)	Fund commenced operations on July 8, 2015.

See accompanying Notes to Financial Statements.

Babson Capital Funds Trust 2015 Semi-Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Six Months Ended December 31, 2015 (Unaudited)

	BABSON EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND (1)	BABSON EMERGING MARKETS LOCAL CURRENCY DEBT FUND (3)	BABSON GLOBAL HIGH YIELD FUND (2)	BABSON U.S. HIGH YIELD FUND (2)

Investment Income
Interest income (net of withholding tax of $2,704, $4,388, $0 and $0, respectively)	$110,152	$12,275	$224,294	$223,202

Total investment income	110,152	12,275	224,294	223,202

Operating Expenses
Advisory fees	14,214	2,302	24,192	22,359
12b-1 distribution and servicing plan
Class A	95	15	41	40
Class C	379	61	161	161
Administrator fees	19,201	6,136	15,496	15,496
Custody fees	16,128	5,154	13,016	13,016
Professional fees	29,492	11,369	25,950	25,950
Transfer agent fees	18,843	6,021	15,206	15,206
Directors’ fees	6,144	2,524	4,958	4,958
Registration fees	275	57	624	624
Printing and mailing expenses	4,096	1,683	3,719	3,719
Other operating expenses	6,144	1,964	4,958	4,958

Total operating expenses	115,011	37,286	108,321	106,487
Reimbursement of expenses
Class A	(6,308)	(2,144)	(4,053)	(4,050)
Class C	(6,324)	(2,190)	(4,059)	(4,056)
Class I	(42,918)	(16,476)	(34,689)	(34,931)
Class Y	(42,918)	(16,476)	(34,693)	(34,288)

Net operating expenses	16,543	–	30,827	29,162

Net investment income	93,609	12,275	193,467	194,040

See accompanying Notes to Financial Statements.

Babson Capital Funds Trust 2015 Semi-Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Six Months Ended December 31, 2015 (Unaudited)

	BABSON EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND (1)	BABSON EMERGING MARKETS LOCAL CURRENCY DEBT FUND (3)	BABSON GLOBAL HIGH YIELD FUND (2)	BABSON U.S. HIGH YIELD FUND (2)

Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on investments	$(2,552)	$–	$41,392	$37,783
Net realized gain (loss) on forward foreign currency exchange contracts	(5,772)	(11,053)	81,280	–
Net realized gain (loss) on foreign currency and translation	(13,644)	4,259	26,700	–
Net realized gain on futures contracts	3,818	–	–	–
Net realized gain on swap contracts	843	–	–	–

Net realized gain (loss)	(17,307)	(6,794)	149,372	37,783

Net change in unrealized depreciation on investments	(414,335)	(100,334)	(932,890)	(933,626)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(15,808)	(23,582)	(6,874)	–
Net change in unrealized appreciation (depreciation) on foreign currency and translation	(2,363)	(291)	(1,809)	–
Net change in unrealized appreciation on futures contracts	1,022	–	–	–
Net change in unrealized appreciation on swap contracts	12,870	(21,113)	–	–

Net change in unrealized depreciation	(418,614)	(145,320)	(941,573)	(933,626)

Net realized and unrealized losses on investments	(435,921)	(152,114)	(792,201)	(895,843)

Net decrease in net assets resulting from operations	$(342,312)	$(139,839)	$(598,734)	$(701,803)

(1)	Fund commenced operations on October 21, 2015.
(2)	Fund commenced operations on October 30, 2015.
(3)	Fund commenced operations on December 8, 2015.

See accompanying Notes to Financial Statements.

Babson Capital Funds Trust 2015 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

	BABSON GLOBAL FLOATING RATE FUND		BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED JUNE 30, 2015	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED JUNE 30, 2015

Operations
Net investment income	$3,867,454	$5,541,218	$2,583,686	$4,332,948
Net realized gain (loss) on investments	(1,355,432)	1,558,409	(801,891)	451,988
Net change in unrealized depreciation on investments	(8,473,814)	(5,820,218)	(6,114,992)	(4,970,881)

Net increase (decrease) in net assets from operations	(5,961,792)	1,279,409	(4,333,197)	(185,945)

Dividends to Common Shareholders
Net investment income
Class A	(138,924)	(805,770)	(443,669)	(1,114,861)

Class C	(127,786)	(199,251)	(108,721)	(136,768)

Class I	(607,056)	(2,251,195)	(941,918)	(2,110,134)

Class Y	(3,294,114)	(4,937,396)	(1,584,258)	(2,778,042)

Net realized gain
Class A	–	(11,345)	–	(186,020)

Class C	–	(2,779)	–	(25,871)

Class I	–	(27,574)	–	(340,131)

Class Y	–	(49,009)	–	(416,997)

Total dividends to common shareholders	(4,167,880)	(8,284,319)	(3,078,566)	(7,108,824)

Capital Share Transactions
Net proceeds from sale of shares	37,680,828	103,090,790	15,826,739	42,681,717
Net Asset Value of shares issued to shareholders in payment of distributions declared	3,122,607	8,079,411	1,604,629	6,926,691
Cost of shares redeemed	(42,201,704)	(52,643,055)	(9,606,848)	(24,420,068)
Redemption fees	–	5,459	–	13,600

Net increase (decrease) in net assets resulting from capital stock transactions	(1,398,269)	58,532,605	7,824,520	25,201,940

Total increase (decrease) in net assets	(11,527,941)	51,527,695	412,757	17,907,171

Net Assets
Beginning of period	166,159,137	114,631,442	81,732,629	63,825,458

End of period (includes undistributed net investment income of $85,033, $385,459, $337,961 and $832,841, respectively)	$154,631,196	$166,159,137	$82,145,386	$81,732,629

See accompanying Notes to Financial Statements.

Babson Capital Funds Trust 2015 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(Unaudited)

	BABSON ACTIVE SHORT DURATION BOND FUND	BABSON TOTAL RETURN BOND FUND
	PERIOD FROM JULY 9, 2015 THROUGH DECEMBER 31, 2015 (1)	PERIOD FROM JULY 9, 2015 THROUGH DECEMBER 31, 2015 (1)

Operations
Net investment income	$450,556	$351,529
Net realized loss on investments	(161,348)	(260,686)
Net change in unrealized depreciation on investments	(901,649)	(284,914)

Net decrease in net assets from operations	(612,441)	(194,071)

Dividends to Common Shareholders
Net investment income
Class A	(23,708)	(2,591)

Class C	(841)	(1,871)

Class I	(169,787)	(174,113)

Class Y	(259,350)	(174,306)

Net realized gain
Class A	–	(403)

Class C	–	(402)

Class I	–	(24,782)

Class Y	–	(24,827)

Total dividends to common shareholders	(453,686)	(403,295)

Capital Share Transactions
Net proceeds from sale of shares	93,882,507	25,022,092
Net Asset Value of shares issued to shareholders in payment of distributions declared	191,035	109,833
Cost of shares redeemed	(2,169,325)	–

Net increase in net assets resulting from capital stock transactions	91,904,217	25,131,925

Total increase in net assets	90,838,090	24,534,559

Net Assets
Beginning of period	–	–

End of period (includes undistributed net investment income of $(3,130) and $(1,352), respectively)	$90,838,090	$24,534,559

(1)	Fund commenced operations on July 8, 2015.

See accompanying Notes to Financial Statements.

Babson Capital Funds Trust 2015 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(Unaudited)

	BABSON EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BABSON EMERGING MARKETS LOCAL CURRENCY DEBT FUND
	PERIOD FROM OCTOBER 22, 2015 THROUGH DECEMBER 31, 2015 (1)	PERIOD FROM DECEMBER 9, 2015 THROUGH DECEMBER 31, 2015 (2)

Operations
Net investment income	$93,609	$12,275
Net realized loss on investments	(17,307)	(6,794)
Net change in unrealized depreciation on investments	(418,614)	(145,320)

Net decrease in net assets from operations	(342,312)	(139,839)

Dividends to Common Shareholders
Net investment income
Class A	(1,814)	(235)

Class C	(1,550)	(199)

Class I	(45,677)	(5,920)

Class Y	(45,678)	(5,921)

Net realized gain
Class A	(62)	–

Class C	(62)	–

Class I	(1,488)	–

Class Y	(1,488)	–

Total dividends to common shareholders	(97,819)	(12,275)

Capital Share Transactions
Net proceeds from sale of shares	10,000,000	5,000,000
Net Asset Value of shares issued to shareholders in payment of distributions declared	3,100	–
Net increase in net assets resulting from capital stock transactions	10,003,100	5,000,000

Total increase in net assets	9,562,969	4,847,886

Net Assets
Beginning of period	–	–

End of period (includes undistributed net investment income of $(1,110) and $0, respectively)	$9,562,969	$4,847,886

(1)	Fund commenced operations on October 21, 2015.
(2)	Fund commenced operations on December 8, 2015.

See accompanying Notes to Financial Statements.

Babson Capital Funds Trust 2015 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(Unaudited)

	BABSON GLOBAL HIGH YIELD FUND	BABSON U.S. HIGH YIELD FUND
	PERIOD FROM NOVEMBER 2, 2015 THROUGH DECEMBER 31, 2015 (1)	PERIOD FROM NOVEMBER 2, 2015 THROUGH DECEMBER 31, 2015 (1)

Operations
Net investment income	$193,467	$194,040
Net realized gain on investments	149,372	37,783
Net change in unrealized depreciation on investments	(941,573)	(933,626)

Net decrease in net assets from operations	(598,734)	(701,803)

Dividends to Common Shareholders
Net investment income
Class A	(736)	(729)

Class C	(622)	(615)

Class I	(96,048)	(97,611)

Class Y	(96,061)	(95,085)

Net realized gain
Total dividends to common shareholders	(193,467)	(194,040)

Capital Share Transactions
Net proceeds from sale of shares	25,007,500	27,100,000
Net Asset Value of shares issued to shareholders in payment of distributions declared	13	2,525

Net increase in net assets resulting from capital stock transactions	25,007,513	27,102,525

Total increase in net assets	24,215,312	26,206,682

Net Assets
Beginning of period	—	—

End of period (includes undistributed net investment income of $0 and $0, respectively)	$24,215,312	$26,206,682

(1)	Fund commenced operations on October 30, 2015.

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (1)		FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.60		$10.20	$10.00
Income from investment operations:
Net investment income (3)	0.14		0.44	0.30
Net realized and unrealized gain (loss) on investments	(0.49)		(0.35)	0.08

Total increase (decrease) from investment operations	(0.35)		0.09	0.38

Less dividends and distributions:
From net investment income	(0.23)		(0.68)	(0.18)
From net realized gain	–		(0.01)	–

Total dividends and distributions	(0.23)		(0.69)	(0.18)

Redemption fees	–		0.00 (4)	–

Net asset value, at end of period	$9.02		$9.60	$10.20

Total investment return (5)	(3.64	)%(6)	0.95%	3.81	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$5,578		$5,153	$12,464
Ratio of total expenses (before reductions and reimbursements) to average net assets (7)	1.89	%(8)	1.74%	2.27	%(8)
Ratio of net expenses to average net assets	1.05	%(8)	1.05%	1.05	%(8)
Ratio of net investment income to average net assets	4.49	%(8)	4.44%	3.76	%(8)
Portfolio turnover rate	35.54	%(6)	63.17%	49.51	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.05% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (1)		FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.57		$10.16	$10.00
Income from investment operations:
Net investment income (3)	0.17		0.35	0.24
Net realized and unrealized gain (loss) on investments	(0.56)		(0.33)	0.07

Total increase (decrease) from investment operations	(0.39)		0.02	0.31

Less dividends and distributions:
From net investment income	(0.19)		(0.60)	(0.15)
From net realized gain	–		(0.01)	–

Total dividends and distributions	(0.19)		(0.61)	(0.15)

Redemption fees	–		0.00 (4)	–

Net asset value, at end of period	$8.99		$9.57	$10.16

Total investment return (5)	(4.02	)%(6)	0.30%	3.15	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$6,598		$5,461	$2,396
Ratio of total expenses (before reductions and reimbursements) to average net assets (7)	2.63	%(8)	3.12%	4.97	%(8)
Ratio of net expenses to average net assets	1.80	%(8)	1.80%	1.80	%(8)
Ratio of net investment income to average net assets	3.76	%(8)	3.60%	3.07	%(8)
Portfolio turnover rate	35.54	%(6)	63.17%	49.51	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.80% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (1)		FOR THE YEAR ENDED JUNE 30, 2015	FOR THE YEAR ENDED JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.62		$10.21	$10.00
Income from investment operations:
Net investment income (3)	0.24		0.46	0.30
Net realized and unrealized gain (loss) on investments	(0.58)		(0.34)	0.10

Total increase (decrease) from investment operations	(0.34)		0.12	0.40

Less dividends and distributions:
From net investment income	(0.24)		(0.70)	(0.19)
From net realized gain	–		(0.01)	–

Total dividends and distributions	(0.24)		(0.71)	(0.19)

Redemption fees	–		0.00 (4)	–

Net asset value, at end of period	$9.04		$9.62	$10.21

Total investment return (5)	(3.50	)%(6)	1.34%	4.04	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$22,130		$25,885	$32,772
Ratio of total expenses (before reductions and reimbursements) to average net assets (7)	1.23	%(8)	1.31%	1.52	%(8)
Ratio of net expenses to average net assets	0.75	%(8)	0.75%	0.75	%(8)
Ratio of net investment income to average net assets	4.81	%(8)	4.69%	3.72	%(8)
Portfolio turnover rate	35.54	%(6)	63.17%	49.51	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (1)		FOR THE YEAR ENDED JUNE 30, 2015	FOR THE YEAR ENDED JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.62		$10.21	$10.00
Income from investment operations:
Net investment income (3)	0.23		0.45	0.30
Net realized and unrealized gain (loss) on investments	(0.58)		(0.33)	0.10

Total increase (decrease) from investment operations	(0.35)		0.12	0.40

Less dividends and distributions:
From net investment income	(0.24)		(0.70)	(0.19)
From net realized gain	–		(0.01)	–

Total dividends and distributions	(0.24)		(0.71)	(0.19)

Redemption fees	–		0.00 (4)	–

Net asset value, at end of period	$9.03		$9.62	$10.21

Total investment return (5)	(3.53	)%(6)	1.28%	4.04	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$120,325		$129,659	$66,999
Ratio of total expenses (before reductions and reimbursements) to average net assets (7)	1.15	%(8)	1.25%	1.53	%(8)
Ratio of net expenses to average net assets	0.75	%(8)	0.75%	0.75	%(8)
Ratio of net investment income to average net assets	4.82	%(8)	4.58%	3.80	%(8)
Portfolio turnover rate	35.54	%(6)	63.17%	49.51	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (1)		FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.51		$10.45	$10.00
Income from investment operations:
Net investment income (3)	0.27		0.54	0.40
Net realized and unrealized gain (loss) on investments	(0.75)		(0.57)	0.33

Total increase (decrease) from investment operations	(0.48)		(0.03)	0.73

Less dividends and distributions:
From net investment income	(0.32)		(0.78)	(0.28)
From net realized gain	–		(0.13)	–

Total dividends and distributions	(0.32)		(0.91)	(0.28)

Redemption fees	–		0.00 (4)	–

Net asset value, at end of period	$8.71		$9.51	$10.45

Total investment return (5)	(5.05	)%(6)	(0.11)%	7.30	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$11,925		$12,718	$2,591
Ratio of total expenses (before reductions and reimbursements) to average net assets (7)	1.97	%(8)	1.98%	3.95	%(8)
Ratio of net expenses to average net assets	1.20	%(8)	1.20%	1.20	%(8)
Ratio of net investment income to average net assets	5.86	%(8)	5.46%	4.88	%(8)
Portfolio turnover rate	36.91	%(6)	84.65%	99.72	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (1)		FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.50		$10.45	$10.00
Income from investment operations:
Net investment income (3)	0.23		0.47	0.35
Net realized and unrealized gain (loss) on investments	(0.74)		(0.58)	0.32

Total increase (decrease) from investment operations	(0.51)		(0.11)	0.67

Less dividends and distributions:
From net investment income	(0.29)		(0.71)	(0.22)
From net realized gain	–		(0.13)	–

Total dividends and distributions	(0.29)		(0.84)	(0.22)

Redemption fees	–		0.00 (4)	–

Net asset value, at end of period	$8.70		$9.50	$10.45

Total investment return (5)	(5.41	)%(6)	(0.93)%	6.75	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$3,302		$3,579	$944
Ratio of total expenses (before reductions and reimbursements) to average net assets (7)	3.33	%(8)	4.09%	10.50	%(8)
Ratio of net expenses to average net assets	1.95	%(8)	1.95%	1.95	%(8)
Ratio of net investment income to average net assets	5.07	%(8)	4.79%	4.39	%(8)
Portfolio turnover rate	36.91	%(6)	84.65%	99.72	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (1)		FOR THE YEAR ENDED JUNE 30, 2015	FOR THE YEAR ENDED JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.51		$10.46	$10.00
Income from investment operations:
Net investment income (3)	0.28		0.56	0.41
Net realized and unrealized gain (loss) on investments	(0.74)		(0.58)	0.35

Total increase (decrease) from investment operations	(0.46)		(0.02)	0.76

Less dividends and distributions:
From net investment income	(0.34)		(0.80)	(0.30)
From net realized gain	–		(0.13)	–

Total dividends and distributions	(0.34)		(0.93)	(0.30)

Redemption fees	–		0.00 (4)	–

Net asset value, at end of period	$8.71		$9.51	$10.46

Total investment return (5)	(4.94	)%(6)	0.05%	7.59	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$24,445		$26,428	$26,406
Ratio of total expenses (before reductions and reimbursements) to average net assets (7)	1.53	%(8)	1.58%	1.83	%(8)
Ratio of net expenses to average net assets	0.95	%(8)	0.95%	0.95	%(8)
Ratio of net investment income to average net assets	6.11	%(8)	5.69%	5.02	%(8)
Portfolio turnover rate	36.91	%(6)	84.65%	99.72	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (1)		FOR THE YEAR ENDED JUNE 30, 2015	FOR THE YEAR ENDED JUNE 30, 2014 (2)

Per Common Share Data
Net asset value, beginning of period	$9.51		$10.46	$10.00
Income from investment operations:
Net investment income (3)	0.28		0.56	0.41
Net realized and unrealized gain (loss) on investments	(0.74)		(0.58)	0.35

Total increase (decrease) from investment operations	(0.46)		(0.02)	0.76

Less dividends and distributions:
From net investment income	(0.34)		(0.80)	(0.30)
From net realized gain	–		(0.13)	–

Total dividends and distributions	(0.34)		(0.93)	(0.30)

Redemption fees	–		0.00 (4)	–

Net asset value, at end of period	$8.71		$9.51	$10.46

Total investment return (5)	(4.95	)%(6)	0.05%	7.59	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$42,473		$39,006	$33,885
Ratio of total expenses (before reductions and reimbursements) to average net assets (7)	1.51	%(8)	1.58%	1.84	%(8)
Ratio of net expenses to average net assets	0.95	%(8)	0.95%	0.95	%(8)
Ratio of net investment income to average net assets	6.12	%(8)	5.67%	5.04	%(8)
Portfolio turnover rate	36.91	%(6)	84.65%	99.72	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 16, 2013.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.
(8)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Active Short Duration Bond Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	PERIOD FROM JULY 8, 2015 THROUGH DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.06
Net realized and unrealized loss on investments	(0.16)

Total decrease from investment operations	(0.10)

Less dividends and distributions:
From net investment income	(0.06)

Net asset value, at end of period	$9.84

Total investment return (4)	(1.00	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$10,519
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	1.72	%(7)
Ratio of net expenses to average net assets	0.66	%(7)
Ratio of net investment income to average net assets	1.32	%(7)
Portfolio turnover rate	122.49	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .65% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Active Short Duration Bond Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	PERIOD FROM JULY 8, 2015 THROUGH DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.03
Net realized and unrealized loss on investments	(0.17)

Total decrease from investment operations	(0.14)

Less dividends and distributions:
From net investment income	(0.03)

Net asset value, at end of period	$9.83

Total investment return (3)	(1.39	)%(4)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$341
Ratio of total expenses (before reductions and reimbursements) to average net assets (5)	10.50	%(6)
Ratio of net expenses to average net assets	1.44	%(6)
Ratio of net investment income to average net assets	0.62	%(6)
Portfolio turnover rate	122.49	%(4)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .90% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Active Short Duration Bond Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.08
Net realized and unrealized loss on investments	(0.17)

Total decrease from investment operations	(0.09)

Less dividends and distributions:
From net investment income	(0.08)

Net asset value, at end of period	$9.83

Total investment return (3)	(0.92	)%(4)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$21,969
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	1.15	%(5)
Ratio of net expenses to average net assets	0.47	%(5)
Ratio of net investment income to average net assets	1.58	%(5)
Portfolio turnover rate	122.49	%(4)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .40% as a percentage of average daily net assets.

See accompanying Notes to Financial Statements.

Babson Active Short Duration Bond Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.08
Net realized and unrealized loss on investments	(0.17)

Total decrease from investment operations	(0.09)

Less dividends and distributions:
From net investment income	(0.08)

Net asset value, at end of period	$9.83

Total investment return (3)	(0.93	)%(4)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$58,010
Ratio of total expenses (before reductions and reimbursements) to average net assets (5)	1.03	%(6)
Ratio of net expenses to average net assets	0.45	%(6)
Ratio of net investment income to average net assets	1.57	%(6)
Portfolio turnover rate	122.49	%(4)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .40% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Total Return Bond Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	PERIOD FROM JULY 8, 2015 THROUGH DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.13
Net realized and unrealized loss on investments	(0.20)

Total decrease from investment operations	(0.07)

Less dividends and distributions:
From net investment income	(0.15)
From net realized gain	(0.02)

Total dividends and distributions	(0.17)

Net asset value, at end of period	$9.76

Total investment return (4)	(0.90	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$196
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	13.99	%(7)
Ratio of net expenses to average net assets	0.80	%(7)
Ratio of net investment income to average net assets	2.69	%(7)
Portfolio turnover rate	250.13	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .80% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Total Return Bond Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	PERIOD FROM JULY 8, 2015 THROUGH DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.09
Net realized and unrealized loss on investments	(0.20)

Total decrease from investment operations	(0.11)

Less dividends and distributions:
From net investment income	(0.11)
From net realized gain	(0.02)

Total dividends and distributions	(0.13)

Net asset value, at end of period	$9.76

Total investment return (4)	(1.25	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$196
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	14.75	%(7)
Ratio of net expenses to average net assets	1.55	%(7)
Ratio of net investment income to average net assets	1.95	%(7)
Portfolio turnover rate	250.13	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.55% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Total Return Bond Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.14
Net realized and unrealized loss on investments	(0.20)

Total decrease from investment operations	(0.06)

Less dividends and distributions:
From net investment income	(0.16)
From net realized gain	(0.02)

Total dividends and distributions	(0.18)

Net asset value, at end of period	$9.76

Total investment return (4)	(0.78	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$12,060
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	2.12	%(7)
Ratio of net expenses to average net assets	0.55	%(7)
Ratio of net investment income to average net assets	2.95	%(7)
Portfolio turnover rate	250.13	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .55% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Total Return Bond Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.14
Net realized and unrealized loss on investments	(0.20)

Total decrease from investment operations	(0.06)

Less dividends and distributions:
From net investment income	(0.16)
From net realized gain	(0.02)

Total dividends and distributions	(0.18)

Net asset value, at end of period	$9.76

Total investment return (4)	(0.78	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$12,082
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	2.12	%(7)
Ratio of net expenses to average net assets	0.55	%(7)
Ratio of net investment income to average net assets	2.95	%(7)
Portfolio turnover rate	250.13	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .55% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Emerging Markets Debt Blended Total Return Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	PERIOD FROM OCTOBER 21, 2015 THROUGH DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.09
Net realized and unrealized loss on investments	(0.44)

Total decrease from investment operations	(0.35)

Less dividends and distributions:
From net investment income	(0.09)

Net asset value, at end of period	$9.56

Total investment return (4)	(3.47	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$191
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	17.73	%(7)
Ratio of net expenses to average net assets	1.09	%(7)
Ratio of net investment income to average net assets	4.73	%(7)
Portfolio turnover rate	9.39	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Emerging Markets Debt Blended Total Return Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	PERIOD FROM OCTOBER 21, 2015 THROUGH DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.08
Net realized and unrealized loss on investments	(0.44)

Total decrease from investment operations	(0.36)

Less dividends and distributions:
From net investment income	(0.08)

Net asset value, at end of period	$9.56

Total investment return (4)	(3.60	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$191
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	18.48	%(7)
Ratio of net expenses to average net assets	1.80	%(7)
Ratio of net investment income to average net assets	4.02	%(7)
Portfolio turnover rate	9.39	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Emerging Markets Debt Blended Total Return Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.10
Net realized and unrealized loss on investments	(0.44)

Total decrease from investment operations	(0.34)

Less dividends and distributions:
From net investment income	(0.10)

Net asset value, at end of period	$9.56

Total investment return (4)	(3.42	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$4,590
Ratio of total expenses (before reductions and reimbursements) to average net assets (7)	5.57	%(6)
Ratio of net expenses to average net assets	0.85	%(6)
Ratio of net investment income to average net assets	4.96	%(6)
Portfolio turnover rate	9.39	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.

See accompanying Notes to Financial Statements.

Babson Emerging Markets Debt Blended Total Return Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.10
Net realized and unrealized loss on investments	(0.44)

Total decrease from investment operations	(0.34)

Less dividends and distributions:
From net investment income	(0.10)

Net asset value, at end of period	$9.56

Total investment return (4)	(3.42	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$4,590
Ratio of total expenses (before reductions and reimbursements) to average net assets (7)	5.57	%(6)
Ratio of net expenses to average net assets	0.85	%(6)
Ratio of net investment income to average net assets	4.96	%(6)
Portfolio turnover rate	9.39	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.

See accompanying Notes to Financial Statements.

Babson Emerging Markets Local Currency Debt Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	PERIOD FROM DECEMBER 8, 2015 THROUGH DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.02
Net realized and unrealized loss on investments	(0.30)

Total decrease from investment operations	(0.28)

Less dividends and distributions:
From net investment income	(0.02)

Net asset value, at end of period	$9.70

Total investment return (4)	(2.81	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$97
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	34.93	%(7)
Ratio of net expenses to average net assets	–	%(7)
Ratio of net investment income to average net assets	3.83	%(7)
Portfolio turnover rate	–	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on December 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Emerging Markets Local Currency Debt Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	PERIOD FROM DECEMBER 8, 2015 THROUGH DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.02
Net realized and unrealized loss on investments	(0.30)

Total decrease from investment operations	(0.28)

Less dividends and distributions:
From net investment income	(0.02)

Net asset value, at end of period	$9.70

Total investment return (4)	(2.84	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$97
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	35.68	%(7)
Ratio of net expenses to average net assets	–	%(7)
Ratio of net investment income to average net assets	3.24	%(7)
Portfolio turnover rate	–	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on December 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Emerging Markets Local Currency Debt Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.02
Net realized and unrealized loss on investments	(0.30)

Total decrease from investment operations	(0.28)

Less dividends and distributions:
From net investment income	(0.02)

Net asset value, at end of period	$9.70

Total investment return (4)	(2.80	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$2,327
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	11.18	%(7)
Ratio of net expenses to average net assets	–	%(7)
Ratio of net investment income to average net assets	4.02	%(7)
Portfolio turnover rate	–	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on December 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Emerging Markets Local Currency Debt Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.02
Net realized and unrealized loss on investments	(0.30)

Total decrease from investment operations	(0.28)

Less dividends and distributions:
From net investment income	(0.02)

Net asset value, at end of period	$9.70

Total investment return (4)	(2.80	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$2,327
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	11.18	%(7)
Ratio of net expenses to average net assets	–	%(7)
Ratio of net investment income to average net assets	4.02	%(7)
Portfolio turnover rate	–	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on December 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Global High Yield Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	PERIOD FROM OCTOBER 30, 2015 THROUGH DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.07
Net realized and unrealized loss on investments	(0.32)

Total decrease from investment operations	(0.25)

Less dividends and distributions:
From net investment income	(0.07)

Net asset value, at end of period	$9.68

Total investment return (4)	(2.44	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$97
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	26.13	%(7)
Ratio of net expenses to average net assets	1.00	%(7)
Ratio of net investment income to average net assets	4.56	%(7)
Portfolio turnover rate	13.30	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.05% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Global High Yield Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	PERIOD FROM OCTOBER 30, 2015 THROUGH DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.06
Net realized and unrealized loss on investments	(0.32)

Total decrease from investment operations	(0.26)

Less dividends and distributions:
From net investment income	(0.06)

Net asset value, at end of period	$9.68

Total investment return (4)	(2.55	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$97
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	26.87	%(7)
Ratio of net expenses to average net assets	1.70	%(7)
Ratio of net investment income to average net assets	3.86	%(7)
Portfolio turnover rate	13.30	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.80% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson Global High Yield Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.08
Net realized and unrealized loss on investments	(0.32)

Total decrease from investment operations	(0.24)

Less dividends and distributions:
From net investment income	(0.08)

Net asset value, at end of period	$9.68

Total investment return (4)	(2.40	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$12,007
Ratio of total expenses (before reductions and reimbursements) to average net assets (7)	2.49	%(6)
Ratio of net expenses to average net assets	0.76	%(6)
Ratio of net investment income to average net assets	4.80	%(6)
Portfolio turnover rate	13.30	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .80% as a percentage of average daily net assets.

See accompanying Notes to Financial Statements.

Babson Global High Yield Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.08
Net realized and unrealized loss on investments	(0.32)

Total decrease from investment operations	(0.24)

Less dividends and distributions:
From net investment income	(0.08)

Net asset value, at end of period	$9.68

Total investment return (4)	(2.40	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$12,015
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	2.49	%(7)
Ratio of net expenses to average net assets	0.76	%(7)
Ratio of net investment income to average net assets	4.80	%(7)
Portfolio turnover rate	13.30	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .80% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson U.S. High Yield Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	PERIOD FROM OCTOBER 30, 2015 THROUGH DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.07
Net realized and unrealized loss on investments	(0.36)

Total decrease from investment operations	(0.29)

Less dividends and distributions:
From net investment income	(0.07)

Net asset value, at end of period	$9.64

Total investment return (4)	(2.88	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$96
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	26.14	%(7)
Ratio of net expenses to average net assets	0.95	%(7)
Ratio of net investment income to average net assets	4.53	%(7)
Portfolio turnover rate	12.07	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Babson U.S. High Yield Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	PERIOD FROM OCTOBER 30, 2015 THROUGH DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.06
Net realized and unrealized loss on investments	(0.36)

Total decrease from investment operations	(0.30)

Less dividends and distributions:
From net investment income	(0.06)

Net asset value, at end of period	$9.64

Total investment return (4)	(2.99	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$96
Ratio of total expenses (before reductions and reimbursements) to average net assets (7)	26.89	%(6)
Ratio of net expenses to average net assets	1.66	%(6)
Ratio of net investment income to average net assets	3.81	%(6)
Portfolio turnover rate	12.07	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.

See accompanying Notes to Financial Statements.

Babson U.S. High Yield Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.08
Net realized and unrealized loss on investments	(0.36)

Total decrease from investment operations	(0.28)

Less dividends and distributions:
From net investment income	(0.08)

Net asset value, at end of period	$9.64

Total investment return (4)	(2.84	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$14,061
Ratio of total expenses (before reductions and reimbursements) to average net assets (7)	2.43	%(6)
Ratio of net expenses to average net assets	0.71	%(6)
Ratio of net investment income to average net assets	4.79	%(6)
Portfolio turnover rate	12.07	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.

See accompanying Notes to Financial Statements.

Babson U.S. High Yield Fund 2015 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (1)(2)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (3)	0.08
Net realized and unrealized loss on investments	(0.36)

Total decrease from investment operations	(0.28)

Less dividends and distributions:
From net investment income	(0.08)

Net asset value, at end of period	$9.64

Total investment return (4)	(2.84	)%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$11,953
Ratio of total expenses (before reductions and reimbursements) to average net assets (7)	2.43	%(6)
Ratio of net expenses to average net assets	0.71	%(6)
Ratio of net investment income to average net assets	4.77	%(6)
Portfolio turnover rate	12.07	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 93.1%*:

Bank Loans — 83.3%*§:

Aerospace and Defense — 0.5%*:
Swissport Investments SA+	6.25%	11/30/2021	700,000	$731,901	$759,302

Automobile — 2.3%*:
Gates Global, Inc.	4.25	7/5/2021	1,486,206	1,481,275	1,390,658
RAC Finance (Holdings) Ltd.+	5.36	12/17/2021	990,000	1,478,964	1,457,371
RAC Finance (Holdings) Ltd.+	8.25	12/17/2022	500,000	791,805	737,410

Total Automobile			2,976,206	3,752,044	3,585,439

Beverage, Food and Tobacco — 1.7%*:
1011778 B.C. Unlimited Liability Co.+	3.75	12/12/2021	797,981	790,001	790,001
Acosta Holdco, Inc.	4.25	9/26/2021	404,825	404,825	384,150
Del Monte Foods, Inc.	4.25	2/18/2021	245,625	244,722	235,800
Deoleo SA+	4.50	6/11/2021	500,000	677,157	474,399
JBS USA, LLC	3.75	9/18/2020	488,750	489,595	478,975
Telepizza SA+	7.00	10/20/2020	250,000	315,638	270,783

Total Beverage, Food and Tobacco			2,687,181	2,921,938	2,634,108

Broadcasting and Entertainment — 4.9%*:
All3Media International+	5.25	6/30/2021	1,500,000	2,301,776	2,009,519
Charter Communications Operating LLC	3.00	1/4/2021	1,487,392	1,478,021	1,455,785
Cumulus Media Holdings, Inc.	4.25	12/23/2020	152,239	150,280	114,686
DLG Acquisitions Ltd.+	8.25	6/30/2022	500,000	671,653	502,622
Learfield Communications, Inc.	4.50	10/9/2020	411,259	410,881	407,146
Tech Finance & Co. S.C.A+	5.00	7/10/2020	500,000	558,172	543,147
Tele Columbus AG+	5.11	1/4/2021	500,000	546,572	532,659
Univision Communications, Inc.	4.00	3/1/2020	1,985,545	1,984,948	1,939,877

Total Broadcasting and Entertainment			7,036,435	8,102,303	7,505,441

Buildings and Real Estate — 2.5%*:
Alison Bidco Sarl+	5.50	8/29/2021	293,542	291,156	286,937
Builders FirstSource, Inc.	6.00	7/31/2022	1,590,834	1,585,719	1,570,949
DTZ US Borrower LLC	4.25	11/4/2021	2,055,004	2,044,082	2,001,697

Total Buildings and Real Estate			3,939,380	3,920,957	3,859,583

Cargo Transport — 1.5%*:
Direct ChassisLink, Inc.¤	8.25	11/12/2019	490,476	485,684	473,310
Direct ChassisLink, Inc. (Add-On Facility)¤	8.25	10/31/2019	500,633	500,633	483,111
XPO Logistics, Inc.	5.50	11/1/2021	1,446,320	1,426,488	1,438,481

Total Cargo Transport			2,437,429	2,412,805	2,394,902

Chemicals, Plastics and Rubber — 5.9%*:
Chromaflo Technologies Corp.	4.50	12/2/2019	1,209,074	1,207,169	1,154,666
Flint Group GmbH+	4.25	9/7/2021	500,000	536,505	538,283
Flint Group GmbH+	4.50	9/7/2021	90,565	89,820	88,618

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Chemicals, Plastics and Rubber (Continued)
Flint Group U.S. LLC+	4.50%	9/7/2021	547,846	$543,340	$536,067
MacDermid European Holdings B.V.	5.50	6/7/2020	498,750	525,751	530,163
MacDermid, Inc.	5.50	6/7/2020	1,477,458	1,448,304	1,430,548
Methanol Holdings (Trinidad) Ltd.	4.25	6/30/2022	1,129,784	1,119,266	1,039,401
OXEA Finance & Cy S.C.A.+	4.50	1/15/2020	497,462	525,678	526,198
OXEA Finance LLC+	4.25	1/15/2020	354,120	348,022	339,070
Styrolution Group GmbH+	6.50	11/7/2019	594,000	732,350	645,801
Univar, Inc.	4.25	7/1/2022	983,113	981,926	949,658
Vantage Specialty Chemicals, Inc.	5.00	2/10/2019	1,438,870	1,427,967	1,410,093

Total Chemicals, Plastics and Rubber			9,321,042	9,486,098	9,188,566

Containers, Packaging and Glass — 4.9%*:
Consolidated Container Co. LLC	5.00	7/3/2019	1,488,461	1,486,727	1,345,569
Consolidated Container Co. LLC	7.75	1/3/2020	188,280	185,543	160,038
Hilex Poly Co. LLC	6.00	12/5/2021	402,814	399,356	401,001
Mauser U.S. Corporate LLC+	4.50	7/31/2021	1,564,389	1,564,484	1,525,279
Multi Packaging Solutions, Inc.	4.25	9/30/2020	917,857	917,852	881,143
Prolampac Intermediate, Inc.	5.75	8/18/2022	956,586	947,497	935,063
Prolampac Intermediate, Inc.	9.25	8/18/2023	1,000,000	980,872	895,000
Tekni-Plex, Inc.	4.50	6/1/2022	371,882	370,173	365,374
Verallia+	5.00	10/29/2022	1,000,000	1,092,382	1,085,283

Total Containers, Packaging and Glass			7,890,269	7,944,886	7,593,750

Diversified Natural Resources, Precious Metals and Minerals — 0.3%*:
Cemex SAB de CV	4.11	7/23/2020	538,919	548,582	539,369

Diversified/Conglomerate Manufacturing — 2.2%*:
Pelican Products, Inc.	5.25	4/10/2020	989,924	987,851	970,126
Quality Home Brands Holdings LLC	7.75	5/25/2018	258,399	256,979	258,185
STS Operating, Inc.	4.75	2/12/2021	311,347	311,619	295,001
Tennessee Acquisition Holding B.V.+	5.25	11/30/2022	500,000	534,009	535,903
Terex Corp.	4.50	12/31/2022	500,000	535,178	532,958
Triple Point Technology, Inc.	5.25	7/10/2020	339,095	316,511	244,148
Triple Point Technology, Inc.††	9.25	7/10/2021	145,676	137,307	87,406
West Corp.	2.86	7/1/2019	495,181	481,673	475,374

Total Diversified/Conglomerate Manufacturing			3,539,622	3,561,127	3,399,101

Diversified/Conglomerate Service — 6.5%*:
Aquilex Holdings LLC	5.00	12/31/2020	196,139	195,786	186,332
Atrium Innovations, Inc.+	4.25	2/13/2021	823,547	822,391	757,663
Brock Holdings III, Inc.	6.00	3/16/2017	949,798	939,877	883,312
EIG Investors Corp.	5.00	11/9/2019	822,974	823,656	800,342
Garda World Security Corp.+	4.00	11/6/2020	1,163,279	1,156,817	1,107,058
Men’s Wearhouse, Inc. (The)	4.50	6/18/2021	880,484	790,193	772,625

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Service (Continued)
MH Sub I LLC	4.75%	7/8/2021	583,849	$581,193	$563,899
MH Sub I LLC	8.50	7/8/2022	400,000	396,731	377,332
MPH Acquisition Holdings LLC	3.75	3/31/2021	700,699	699,357	680,848
Northgate Information Solutions Ltd.+	4.61	3/18/2018	293,704	393,438	312,799
Northgate Information Solutions Ltd.+	5.11	3/18/2018	290,745	390,163	309,647
Power Team Services LLC	8.25	11/6/2020	500,000	496,496	473,750
RP Crown Parent LLC	6.00	12/21/2018	545,420	546,814	483,084
RP Crown Parent LLC	11.25	12/20/2019	678,571	689,038	551,903
SkillSoft Corp.	5.75	4/28/2021	398,989	396,368	307,221
Vogue International, Inc.	5.75	2/14/2020	1,433,080	1,443,651	1,426,818

Total Diversified/Conglomerate Service			10,661,278	10,761,969	9,994,633

Ecological — 2.6%*:
Biffa Waste Services Ltd.+	5.61	1/30/2018	2,000,000	3,178,564	2,870,267
Emerald 3 Ltd.+	8.00	5/31/2022	390,426	387,249	367,001
PHS Group PLC+	6.00	4/17/2020	500,000	771,486	732,493

Total Ecological			2,890,426	4,337,299	3,969,761

Electronics — 3.2%*:
CDW LLC	3.25	4/29/2020	1,190,819	1,185,648	1,159,262
Informatica Corp.	4.50	8/5/2022	1,596,000	1,594,105	1,532,735
Microsemi Corp.	5.11	12/2/2022	915,669	888,199	897,814
Renaissance Learning, Inc.	4.50	4/9/2021	1,486,137	1,467,505	1,419,260

Total Electronics			5,188,625	5,135,457	5,009,071

Finance — 5.6%*:
Alliant Holdings I, Inc.	4.50	8/12/2022	1,246,867	1,236,204	1,214,137
Confie Seguros Holdings II Co.	5.75	11/9/2018	531,339	529,798	522,705
Cunningham Lindsey US, Inc.	5.00	12/10/2019	486,139	484,591	313,560
Cunningham Lindsey US, Inc.	9.25	6/10/2020	748,546	749,917	389,244
Eze Castle Software, Inc.	4.00	4/6/2020	971,818	967,372	950,758
First Data Corp.	4.36	7/8/2022	1,022,479	1,014,906	1,006,886
GENEX Holdings, Inc.	5.25	5/30/2021	1,496,203	1,490,805	1,467,520
Moneygram International, Inc.	4.25	3/27/2020	829,494	776,119	755,528
P2 Newco Acquisition, Inc.	5.50	10/22/2020	379,059	376,438	374,321
SAM Finance Lux Sarl+	5.00	12/17/2020	343,568	554,946	504,482
Sedgwick Claims Management Services, Inc.	3.75	3/1/2021	491,250	490,342	470,372
Sedgwick Claims Management Services, Inc.	6.75	2/28/2022	561,418	560,859	505,277
Wall Street Systems Delaware, Inc.	4.50	4/30/2021	241,948	241,024	237,563

Total Finance			9,350,128	9,473,321	8,712,353

Healthcare, Education and Childcare — 9.1%*:
ADMI Corp.	5.50	4/30/2022	1,492,500	1,502,701	1,486,903
Amedes Holding AG+	5.36	8/19/2022	500,000	532,949	540,174

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Healthcare, Education and Childcare (Continued)
CareCore National LLC	5.50%	3/5/2021	676,178	$675,808	$581,513
Drumm Investors LLC	6.75	5/4/2018	863,565	858,661	849,895
Financiere Verdi+	6.11	9/30/2022	500,000	529,281	537,490
Jaguar Holding Co. II	4.25	8/18/2022	902,634	898,347	875,555
Kindred Healthcare, Inc.	4.25	4/9/2021	1,694,716	1,640,661	1,631,165
MedImpact Healthcare Systems, Inc.	5.75	10/27/2022	444,741	440,381	438,070
Ortho-Clinical Diagnostics, Inc.	4.75	6/30/2021	2,036,007	2,024,257	1,717,881
Rodenstock GmbH+	5.11	5/30/2019	1,500,000	1,765,267	1,602,625
Synarc-Biocore Holdings LLC	5.50	3/10/2021	491,250	487,589	456,863
Synarc-Biocore Holdings LLC	9.25	3/10/2022	500,000	496,114	456,250
Team Health Inc.	4.50	11/23/2022	467,760	463,114	465,716
Tecomet, Inc.	5.75	12/5/2021	722,135	701,038	646,310
Tunstall Group Holdings Ltd.+	5.61	10/16/2020	500,000	793,936	691,341
Valeant Pharmaceuticals International	4.00	4/1/2022	1,089,449	1,076,818	1,045,598

Total Healthcare, Education and Childcare			14,380,935	14,886,922	14,023,349

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.4%*:
HMK Intermediate Holdings LLC	5.00	3/30/2019	1,576,795	1,573,664	1,564,969
Leslie’s Poolmart, Inc.	4.25	10/16/2019	537,166	537,166	522,528

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			2,113,961	2,110,830	2,087,497

Hotels, Motels, Inns and Gaming — 1.4%*:
Compass Holdco 2 Ltd.+	5.86	10/31/2022	500,000	754,716	729,729
Cyan Blue Holdco 3 Ltd.+	6.50	2/25/2022	500,000	733,819	736,982
Full Moon Holdco 6 Ltd.+	6.00	6/19/2017	500,000	762,710	733,105

Total Hotels, Motels, Inns and Gaming			1,500,000	2,251,245	2,199,816

Insurance — 2.7%*:
Asurion LLC	4.25	7/8/2020	588,678	545,623	535,945
Asurion LLC	5.00	5/24/2019	900,401	876,901	841,596
Hub International Ltd.	4.00	10/2/2020	1,721,281	1,715,285	1,620,156
York Risk Services Holding Corp.	4.75	10/1/2021	1,186,670	1,157,758	1,118,436

Total Insurance			4,397,030	4,295,567	4,116,133

Leisure, Amusement, Entertainment — 3.6%*:
AP NMT Acquisition B.V.+	6.75	8/13/2021	523,382	508,133	462,759
AP NMT Acquisition B.V.+	7.00	8/13/2021	537,677	648,833	572,050
AP NMT Acquisition B.V.+	10.00	8/13/2022	100,000	83,875	80,500
Delta 2 (Lux) Sarl+	4.75	7/30/2021	1,587,247	1,582,771	1,530,948
Delta 2 (Lux) Sarl+	7.75	7/31/2022	437,500	436,786	402,281
SeaWorld Parks & Entertainment, Inc.	4.00	5/14/2020	987,514	988,197	956,239
WMG Acquisition Corp.	3.75	7/1/2020	1,586,820	1,569,595	1,498,878

Total Leisure, Amusement, Entertainment			5,760,140	5,818,190	5,503,655

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 5.3%*:
Apex Tool Group LLC	4.50%	1/31/2020	1,994,872	$1,963,809	$1,907,596
Doncasters Finance US LLC	4.50	4/9/2020	957,015	955,292	924,716
Gardner Denver, Inc.	4.25	7/30/2020	770,184	750,804	691,047
Husky Injection Molding Systems Ltd.+	4.25	6/30/2021	942,019	941,260	903,161
Husky Injection Molding Systems Ltd.+	7.25	6/30/2022	369,936	355,241	355,139
Intelligrated, Inc.	4.50	7/30/2018	1,104,270	1,096,283	1,076,663
Schenck Measuring and Process Technologies+	4.11	4/28/2017	2,000,000	1,944,800	1,975,000
Silver II US Holdings LLC	4.00	12/13/2019	435,311	431,504	367,185

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			8,573,607	8,438,993	8,200,507

Mining, Steel, Iron and Non-Precious Metals — 1.6%*:
Arch Coal, Inc.	6.25	5/16/2018	1,479,606	1,249,310	651,441
Boomerang Tube LLC††~	11.00	10/11/2017	249,123	245,041	107,746
H.C. Starck GmbH+	3.36	5/30/2016	500,000	679,250	498,275
H.C. Starck GmbH+	3.36	5/30/2016	500,000	496,039	458,335
Murray Energy Corp.	7.50	4/16/2020	746,183	726,867	473,028
Peabody Energy Corp.	4.25	9/24/2020	620,378	563,140	291,577

Total Mining, Steel, Iron and Non-Precious Metals			4,095,290	3,959,647	2,480,402

Oil and Gas — 2.3%*:
Caelus Energy Alaska O3 LLC	8.75	4/15/2020	1,692,308	1,536,666	888,462
CITGO Holding, Inc.	9.50	5/12/2018	724,383	721,705	717,740
Drillships Financing Holding, Inc.	6.00	3/31/2021	989,835	854,929	392,222
Drillships Ocean Ventures, Inc.	5.50	7/25/2021	252,049	250,035	117,833
Fieldwood Energy LLC	8.38	9/30/2020	1,613,838	1,088,975	242,076
Floatel International Ltd.	6.00	6/27/2020	404,410	401,343	177,132
Paragon Offshore Finance Co.	3.75	7/18/2021	545,863	447,449	138,103
Sabine Oil & Gas LLC~	8.75	12/31/2018	700,000	707,549	11,900
Seadrill Partners Finco LLC	4.00	2/21/2021	629,425	623,617	260,160
Southcross Holdings Borrower LP	6.00	8/4/2021	145,222	144,638	79,388
Templar Energy LLC	8.50	11/25/2020	361,162	278,996	37,922
TPF II Power LLC	5.50	10/2/2021	515,123	511,933	502,889

Total Oil and Gas			8,573,618	7,567,835	3,565,827

Personal Transportation — 0.8%*:
Travelport Finance (Luxembourg) Sarl	5.75	9/2/2021	1,312,616	1,315,286	1,281,848

Personal, Food and Miscellaneous — 0.1%*:
Redtop Acquisitions Ltd.+	8.25	6/3/2021	155,983	154,569	153,253

Printing and Publishing — 2.2%*:
Cengage Learning Acquisitions, Inc.	7.00	3/31/2020	1,043,467	1,042,203	1,014,772
Eden Bidco Ltd.+	6.00	4/28/2022	547,250	573,747	591,007

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Printing and Publishing (Continued)
Springer Science+Business Media Deutschland GmbH+	4.75%		8/14/2020	1,902,202	$1,891,745	$1,818,505

Total Printing and Publishing				3,492,919	3,507,695	3,424,284

Retail Stores — 4.1%*:
Advantage Sales & Marketing, Inc.	4.25		7/23/2021	988,976	985,933	949,140
BJ’s Wholesale Club, Inc.	4.50		9/26/2019	1,626,117	1,629,154	1,554,291
FPC Holdings, Inc.	5.25		11/19/2019	1,474,111	1,460,957	1,186,659
Kirk Beauty One GmbH+	6.00		8/13/2022	799,999	889,312	868,557
Maxeda DIY B.V.+	7.00		6/28/2019	583,334	645,382	526,396
Neiman Marcus Group, Inc. (The)	4.25		10/25/2020	116,978	110,207	103,233
Pilot Travel Centers LLC	4.00		10/1/2021	405,191	405,191	405,191
Talbots, Inc. (The)	5.50		3/19/2020	737,487	727,646	693,238

Total Retail Stores				6,732,193	6,853,782	6,286,705

Telecommunications — 3.6%*:
Altice Financing SA+	5.50		7/2/2019	260,312	262,084	258,199
Eircom Finco Sarl+	5.11		9/30/2019	988,319	1,326,548	1,053,111
Eircom Finco Sarl+	5.11		5/31/2022	500,000	544,419	531,220
Equinix, Inc.	4.50		11/20/2022	500,000	748,812	735,700
ION Trading Finance Ltd.	4.25		6/10/2021	1,835,857	1,822,786	1,771,602
Numericable Group S.A.+	4.56		7/29/2022	500,000	553,436	532,958
Numericable US LLC+	4.50		5/21/2020	662,506	657,647	636,668

Total Telecommunications				5,246,994	5,915,732	5,519,458

Utilities — 0.5%*:
Calpine Construction Finance Co. LP	3.00		5/3/2020	489,950	489,076	459,940
Calpine Corp.	4.00		1/13/2023	361,360	357,759	345,099

Total Utilities				851,310	846,835	805,039

Total Bank Loans				136,343,536	141,013,815	128,793,152

Corporate Bonds — 9.8%*:

Aerospace and Defense — 0.1%*:
Swissport Investments SA+	6.75		12/15/2021	100,000	109,490	112,614

Banking — 0.1%*:
Lock AS+	5.50	#	8/15/2020	100,000	110,729	109,219
Lock AS+	7.00		8/15/2021	100,000	134,225	113,250

Total Banking				200,000	244,954	222,469

Beverage, Food and Tobacco — 0.1%*:
Pizzaexpress Financing 2 PLC+	6.63		8/1/2021	100,000	169,730	150,844

Broadcasting and Entertainment — 0.1%*:
Entertainment One Ltd.+	6.88		12/15/2022	100,000	150,251	146,757

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Buildings and Real Estate — 0.1%*:
Paroc Group Oy+	6.25%		5/15/2020	100,000	$137,565	$103,799
Paroc Group Oy MTN+	5.17	#	5/15/2020	100,000	137,565	102,698

Total Buildings and Real Estate				200,000	275,130	206,497

Cargo Transport — 0.4%*:
Florida East Coast Holdings Corp.^	6.75		5/1/2019	550,000	543,305	503,250
WFS Global Holding SAS+	9.50		7/15/2022	100,000	113,435	113,798

Total Cargo Transport				650,000	656,740	617,048

Chemicals, Plastics and Rubber — 0.4%*:
Ineos Finance PLC+	4.00		5/1/2023	150,000	162,383	155,677
Pinnacle Operating Corp.^	9.00		11/15/2020	500,000	531,133	470,000

Total Chemicals, Plastics and Rubber				650,000	693,516	625,677

Containers, Packaging and Glass — 0.4%*:
Horizon Holdings III SASU+	5.13		8/1/2022	100,000	109,775	111,957
Innovia Group Finance PLC+	4.87	#	3/31/2020	500,000	684,891	540,658

Total Containers, Packaging and Glass				600,000	794,666	652,615

Diversified/Conglomerate Manufacturing — 0.3%*:
Appvion, Inc.^	9.00		6/1/2020	460,000	467,120	182,850
Galapagos SA+	4.62	#	6/15/2021	200,000	272,630	207,569

Total Diversified/Conglomerate Manufacturing				660,000	739,750	390,419

Diversified/Conglomerate Service — 1.2%*:
Carlson Travel Holdings, Inc. PIK^	7.50		8/15/2019	470,000	474,639	462,950
Sabre GLBL, Inc.^	5.25		11/15/2023	154,000	152,915	152,268
Sabre GLBL, Inc.^	5.38		4/15/2023	1,061,000	1,080,919	1,055,695
Verisure Holding AB+	6.00		11/1/2022	100,000	110,105	113,022

Total Diversified/Conglomerate Service				1,785,000	1,818,578	1,783,935

Finance — 1.8%*:
Arrow Global Finance PLC+	5.14	#	11/1/2021	150,000	167,752	164,952
First Data Corp.^	5.00		1/15/2024	179,000	179,000	178,105
Galaxy Bidco Ltd.+	5.57	#	11/15/2019	100,000	161,111	147,346
Garfunkelux Holdco 3 SA+	8.50		11/1/2022	250,000	386,724	370,393
Marlin Intermediate Holdings PLC MTN+	10.50		8/1/2020	500,000	831,901	817,076
Travelex Financing PLC+	6.58	#	8/1/2018	700,000	1,121,871	1,026,780
Travelex Financing PLC+	8.00		8/1/2018	100,000	158,662	153,096

Total Finance				1,979,000	3,007,021	2,857,748

Grocery — 0.1%*:
Premier Foods Finance PLC+	5.58	#	3/16/2020	100,000	167,370	137,401

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare, Education and Childcare — 1.4%*:
Care UK Health & Social Care PLC+	5.58	#%	7/15/2019	343,000	$519,392	$458,878
Prospect Medical Holdings, Inc.^	8.38		5/1/2019	435,000	459,464	452,400
Tenet Healthcare Corp.^	4.01	#	6/15/2020	819,000	815,314	798,525
Unilabs Subholding AB+	7.25	#	7/15/2018	400,000	549,951	430,570

Total Healthcare, Education and Childcare				1,997,000	2,344,121	2,140,373

Hotels, Motels, Inns and Gaming — 0.1%*:
Gala Group Finance PLC+	8.88		9/1/2018	109,632	172,207	168,781

Insurance — 0.0%*:
TIG Finco PLC+	8.50	#	3/2/2020	46,609	68,336	70,463

Leisure, Amusement, Entertainment — 0.4%*:
Odeon & UCI Finco PLC MTN+	9.00		8/1/2018	100,000	158,256	153,096
Vougeot Bidco PLC+	5.20	#	7/15/2020	100,000	135,056	108,466
WMG Acquisition Corp.	6.25		1/15/2021	387,000	467,171	430,035

Total Leisure, Amusement, Entertainment				587,000	760,483	691,597

Oil and Gas — 0.5%*:
Sabine Pass Liquefaction LLC^	5.63		3/1/2025	495,000	495,000	418,894
Shelf Drilling Holdings Ltd.+^	8.63		11/1/2018	438,000	370,423	317,550

Total Oil and Gas				933,000	865,423	736,444

Personal Transportation — 0.1%*:
AA Bond Co. Ltd.+	5.50		7/31/2043	150,000	223,140	209,797

Personal, Food and Miscellaneous — 0.5%*:
Brakes Capital+	7.13		12/15/2018	300,000	513,314	453,316
Brakes Capital MTN+	4.87	#	12/15/2018	100,000	136,645	108,675
Financiere Quick SAS+	4.70	#	4/15/2019	200,000	275,642	180,427

Total Personal, Food and Miscellaneous				600,000	925,601	742,418

Retail Stores — 1.0%*:
Boing Group Financing PLC MTN+	6.63		7/15/2019	350,000	396,843	355,639
Brighthouse Group PLC MTN+	7.88		5/15/2018	150,000	242,855	211,992
HD Supply, Inc.^	5.25		12/15/2021	400,000	409,666	408,000
House of Fraser Funding PLC+	6.34	#	9/15/2020	300,000	463,966	445,577
HSS Financing PLC+	6.75		8/1/2019	68,000	112,557	99,243
Takko Luxembourg 2 S.C.A. MTN+	9.88		4/15/2019	100,000	132,739	57,819

Total Retail Stores				1,368,000	1,758,626	1,578,270

Telecommunications — 0.7%*:
Numericable-SFR+	5.38		5/15/2022	100,000	138,295	110,848
Numericable-SFR SAS+	5.63		5/15/2024	100,000	138,165	109,898
Numericable-SFR SAS+^	6.00		5/15/2022	646,000	645,280	626,620

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Telecommunications (Continued)
Wind Acquisition Finance SA+	4.13	#%	7/15/2020	150,000	$159,292	$161,545

Total Telecommunications				996,000	1,081,032	1,008,911

Total Corporate Bonds				13,911,241	17,026,165	15,251,078

Total Fixed Income				150,254,777	158,039,980	144,044,230

Short-Term Investments — 9.7%*:

Bank Deposit — 9.6%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01		1/4/2016	14,835,559	14,835,559	14,835,559

Bank Loans — 0.1%*§:

Mining, Steel, Iron and Non-Precious Metals — 0.1%*:
Boomerang Tube LLC¤	11.61		1/8/2016	78,780	78,713	78,780

Total Short-Term Investments				14,914,339	14,914,272	14,914,339

Total Investments				165,169,116	172,954,252	158,958,569

Other assets and liabilities — (2.8%)*						(4,327,373)

Net Assets — 100.0%						$154,631,196

MTN	– Medium Term Note
PIK	– Payment-in-kind

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	64.5%
United Kingdom	14.6%
Germany	9.3%
France	3.2%
Canada	2.7%
Netherlands	1.5%
Ireland	1.1%
Other (Individually less than 1%)	3.1%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying Notes to Financial Statements.

Babson Global Floating Rate Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2015. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
††	Illiquid security.
~	Defaulted security.
#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2015.

A	summary of outstanding derivatives at December 31, 2015 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/14/16	Morgan Stanley & Co.	EUR	435,556	434,801	400,000	$(755)
1/14/16	Morgan Stanley & Co.	EUR	931,356	934,822	860,000	3,466

Net unrealized appreciation on forward foreign exchange contracts to buy						$2,711

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/14/16	Morgan Stanley & Co.	EUR	17,281,833	18,785,392	18,774,190	$(11,202)
1/14/16	Morgan Stanley & Co.	EUR	40,000	43,480	43,841	362
1/14/16	Morgan Stanley & Co.	GBP	11,819,807	17,425,213	17,815,788	390,575

Net unrealized appreciation on forward foreign exchange contracts to sell						$379,735

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED)

December 31, 2015

				SHARES	COST	FAIR VALUE
Common Stocks — 0.5%*:

Maxeda DIY B.V.+¤				18,859,871	$373,738	$409,919
Maxeda DIY B.V.+¤				10,446	–	–

Total Common Stocks				18,870,317	373,738	409,919

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 91.7%*:

Asset-Backed Securities — 17.7%*:

CDO/CLO — 17.7%*:
Apidos CLO XII 2013-12A F^	5.19	#%	4/15/2025	500,000	450,051	341,048
Apidos CLO XV 2013-15A E^	5.79	#	10/20/2025	500,000	463,822	346,303
Apidos CLO XVI 2013-16A D^	4.79	#	1/19/2025	500,000	440,407	379,303
Atlas Senior Loan Fund VI Ltd. 2014-6A E^	5.49	#	10/15/2026	800,000	733,286	643,639
Avery Point IV CLO Ltd. 2014-1A E^	4.90	#	4/25/2026	500,000	462,506	364,314
BlueMountain CLO Ltd. 2014-1A^	Zero Coupon		4/30/2026	250,000	239,303	155,262
Cairn CLO B.V. 2013-3A E+^	4.61	#	10/20/2028	1,000,000	1,023,096	983,381
Carlyle Global Market Strategies CLO Ltd. 2013-3A D^	4.89	#	7/15/2025	500,000	459,254	395,765
Carlyle Global Market Strategies CLO Ltd. 2013-4A E^	4.79	#	10/15/2025	500,000	464,335	408,854
Carlyle Global Market Strategies CLO Ltd. 2013-4A F^	5.49	#	10/15/2025	500,000	456,814	359,517
Carlyle Global Market Strategies CLO Ltd. 2014-1A E^	4.74	#	4/17/2025	1,000,000	889,157	787,776
Carlyle Global Market Strategies CLO Ltd. 2014-5A D^	5.92	#	10/16/2025	500,000	454,020	404,341
Dryden 41 Senior Loan Fund 2015-41A E^	5.64	#	1/15/2028	500,000	465,321	438,347
Dryden XXXI Senior Loan Fund 2014-31A E^	4.54	#	4/18/2026	1,000,000	894,975	715,269
Dryden XXXI Senior Loan Fund 2014-31A F^	5.64	#	4/18/2026	500,000	462,563	328,441
Eaton Vance CLO Ltd. 2013-1A D^	5.31	#	11/13/2024	500,000	466,593	389,343
GoldenTree Loan Opportunities VII Ltd. 2013-7A F^	5.55	#	4/25/2025	500,000	468,083	358,488
LCM XIII LP 13A E^	5.14	#	1/19/2023	750,000	705,326	629,031
LCM XV LP 15A E1^	4.78	#	8/25/2024	500,000	468,532	388,602
LCM XVII LP 17A E^	5.04	#	10/15/2026	1,000,000	899,789	799,431
Madison Park Funding XIII Ltd. 2014-13A^	Zero Coupon		1/19/2025	500,000	389,334	321,010
Newhaven CLO 1A E+^	5.20	#	11/15/2028	500,000	619,893	511,180
Oak Hill Credit Partners X Ltd. 2014-10A^	Zero Coupon		7/20/2026	500,000	451,316	247,352
OHA Credit Partners IX Ltd. 2013-9A E^	5.29	#	10/20/2025	500,000	469,365	407,586
Pinnacle Park CLO Ltd. 2014-1A E^	5.24	#	4/15/2026	500,000	470,803	408,080
Seneca Park CLO Ltd. 2014-1A E^	4.99	#	7/17/2026	1,020,000	930,570	756,000
Silver Spring CLO Ltd. 2014-1A E^	5.19	#	10/15/2026	1,000,000	907,810	640,821
Tryon Park CLO Ltd. 2013-1A D^	4.69	#	7/15/2025	500,000	465,057	393,416
Voya CLO Ltd. 2013-2A E^	5.80	#	4/25/2025	500,000	467,655	336,549

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Voya CLO Ltd. 2013-3A D^	4.79	#%	1/18/2026	750,000	$678,272	$586,012
Voya CLO Ltd. 2014-3A D^	5.30	#	7/25/2026	500,000	458,520	352,551

Total CDO/CLO				19,070,000	17,675,828	14,577,012

Total Asset-Backed Securities				19,070,000	17,675,828	14,577,012

Bank Loans — 22.7%*§:

Aerospace and Defense — 0.7%*:
Swissport Investments SA+	6.25		11/30/2021	500,000	531,027	542,359

Automobile — 0.9%*:
RAC Finance (Holdings) Ltd.+	8.25		12/17/2022	500,000	791,805	737,409

Beverage, Food and Tobacco — 0.9%*:
Deoleo SA+	4.50		6/11/2021	500,000	552,905	474,399
Telepizza SA+	7.00		10/20/2020	250,000	315,638	270,783

Total Beverage, Food and Tobacco				750,000	868,543	745,182

Broadcasting and Entertainment — 0.8%*:
All3Media International+	5.25		6/30/2021	500,000	834,327	669,840

Buildings and Real Estate — 1.0%*:
Alison Bidco Sarl+	5.50		8/29/2021	146,770	145,579	143,468
Builders FirstSource, Inc.	6.00		7/31/2022	718,887	717,050	709,901

Total Buildings and Real Estate				865,657	862,629	853,369

Cargo Transport — 0.9%*:
Direct ChassisLink, Inc.¤	8.25		11/12/2019	490,476	485,686	473,309
Direct ChassisLink, Inc. (Add-On Facility)¤	8.25		10/31/2019	250,317	250,316	241,556

Total Cargo Transport				740,793	736,002	714,865

Chemicals, Plastics and Rubber — 1.6%*:
MacDermid, Inc.	5.50		6/7/2020	467,216	457,997	452,382
Methanol Holdings (Trinidad) Ltd.	4.25		6/30/2022	350,728	347,463	322,670
Styrolution Group GmbH+	6.50		11/7/2019	495,000	610,291	538,167

Total Chemicals, Plastics and Rubber				1,312,944	1,415,751	1,313,219

Containers, Packaging and Glass — 0.6%*:
Consolidated Container Co. LLC	7.75		1/3/2020	94,140	92,772	80,019
Prolampac Intermediate, Inc.	9.25		8/18/2023	500,000	490,436	447,500

Total Containers, Packaging and Glass				594,140	583,208	527,519

Diversified/Conglomerate Manufacturing — 0.9%*:
Quality Home Brands Holdings LLC	7.75		5/25/2018	129,200	128,490	129,093
Triple Point Technology, Inc.	5.25		7/10/2020	339,095	316,511	244,148

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Manufacturing (Continued)
Triple Point Technology, Inc.††	9.25%	7/10/2021	50,845	$47,632	$30,507
West Corp.	2.86	7/1/2019	366,003	356,019	351,363

Total Diversified/Conglomerate Manufacturing			885,143	848,652	755,111

Diversified/Conglomerate Service — 2.7%*:
Aquilex Holdings LLC	5.00	12/31/2020	98,070	97,893	93,166
Atrium Innovations, Inc.+	4.25	2/13/2021	461,701	460,426	424,765
MH Sub I LLC	4.75	7/8/2021	181,630	180,804	175,424
MH Sub I LLC	8.50	7/8/2022	650,000	646,420	613,165
Power Team Services LLC	8.25	11/6/2020	300,000	298,927	284,250
RP Crown Parent LLC	6.00	12/21/2018	545,420	546,814	483,084
RP Crown Parent LLC	11.25	12/20/2019	178,571	182,506	145,237

Total Diversified/Conglomerate Service			2,415,392	2,413,790	2,219,091

Ecological — 0.2%*:
Emerald 3 Ltd.+	8.00	5/31/2022	196,488	194,877	184,699

Electronics — 0.6%*:
Microsemi Corp.	5.11	12/2/2022	500,000	490,625	490,250

Finance — 1.0%*:
Moneygram International, Inc.	4.25	3/27/2020	635,899	603,682	579,195
Sedgwick Claims Management Services, Inc.	3.75	3/1/2021	293,425	292,883	280,955

Total Finance			929,324	896,565	860,150

Healthcare, Education and Childcare — 1.2%*:
Synarc-Biocore Holdings LLC	5.50	3/10/2021	393,865	390,932	366,295
Synarc-Biocore Holdings LLC	9.25	3/10/2022	500,000	496,114	456,250
Tecomet, Inc.	5.75	12/5/2021	207,758	202,416	185,943

Total Healthcare, Education and Childcare			1,101,623	1,089,462	1,008,488

Hotels, Motels, Inns and Gaming — 0.9%*:
Compass Holdco 2 Ltd.+	5.86	10/31/2022	500,000	754,716	729,729

Leisure, Amusement, Entertainment — 1.0%*:
AP NMT Acquisition B.V.+	7.00	8/13/2021	401,254	488,602	426,905
AP NMT Acquisition B.V.+	10.00	8/13/2022	300,000	280,013	241,500
Delta 2 (Lux) Sarl+	7.75	7/31/2022	125,000	124,597	114,937

Total Leisure, Amusement, Entertainment			826,254	893,212	783,342

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.5%*:
Gardner Denver, Inc.	4.25	7/30/2020	469,575	453,809	421,326

Mining, Steel, Iron and Non-Precious Metals — 0.7%*:
Arch Coal, Inc.	6.25	5/16/2018	738,546	731,296	325,167
Boomerang Tube LLC††~	11.00	10/11/2017	249,123	245,042	107,746

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Mining, Steel, Iron and Non-Precious Metals (Continued)
Murray Energy Corp.	7.50%	4/16/2020	198,827	$193,680	$126,042

Total Mining, Steel, Iron and Non-Precious Metals			1,186,496	1,170,018	558,955

Oil and Gas — 1.5%*:
American Energy — Marcellus LLC	8.50	8/4/2021	60,368	59,643	1,107
Caelus Energy Alaska O3 LLC	8.75	4/15/2020	846,154	764,907	444,231
Drillships Ocean Ventures, Inc.	5.50	7/25/2021	126,025	125,018	58,916
Fieldwood Energy LLC	8.38	9/30/2020	1,885,340	1,140,716	282,801
Floatel International Ltd.	6.00	6/27/2020	202,205	200,671	88,566
Jonah Energy LLC	7.50	5/12/2021	173,566	171,567	107,611
Paragon Offshore Finance Co.	3.75	7/18/2021	479,874	381,722	121,408
Seadrill Partners Finco LLC	4.00	2/21/2021	128,363	104,228	53,056
Southcross Holdings Borrower LP	6.00	8/4/2021	72,611	72,319	39,694

Total Oil and Gas			3,974,506	3,020,791	1,197,390

Printing and Publishing — 3.2%*:
Cengage Learning Acquisitions, Inc.	7.00	3/31/2020	651,578	651,772	633,660
Eden Bidco Ltd.+	6.00	4/28/2022	497,500	521,588	537,279
Springer Science+Business Media Deutschland GmbH+	9.00	8/14/2021	1,300,000	1,499,186	1,441,030

Total Printing and Publishing			2,449,078	2,672,546	2,611,969

Retail Stores — 0.9%*:
Bass Pro Group LLC	4.00	6/5/2020	178,458	178,060	171,468
Maxeda DIY B.V.+	7.00	6/28/2019	583,334	602,600	526,396

Total Retail Stores			761,792	780,660	697,864

Total Bank Loans			21,959,205	22,303,015	18,622,126

Corporate Bonds — 51.3%*:

Aerospace and Defense — 1.4%*:
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust	4.63	10/30/2020	332,000	332,000	339,885
CPI International, Inc.	8.75	2/15/2018	814,000	827,092	801,790

Total Aerospace and Defense			1,146,000	1,159,092	1,141,675

Automobile — 3.7%*:
Allied Specialty Vehicles, Inc.^	8.50	11/1/2019	1,000,000	1,025,165	1,015,000
Gates Global LLC/Gates Global Co.^	6.00	7/15/2022	1,000,000	762,677	720,000
International Automotive Components Group SA^	9.13	6/1/2018	940,000	960,115	803,700
JB Poindexter & Co., Inc.^	9.00	4/1/2022	500,000	522,856	522,500

Total Automobile			3,440,000	3,270,813	3,061,200

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Banking — 0.3%*:
Lock AS+	7.00%		8/15/2021	250,000	$335,562	$283,126

Beverage, Food and Tobacco — 0.8%*:
Boparan Finance PLC+	5.50		7/15/2021	300,000	421,508	391,400
Pizzaexpress Financing 2 PLC+	6.63		8/1/2021	150,000	254,595	226,266

Total Beverage, Food and Tobacco				450,000	676,103	617,666

Broadcasting and Entertainment — 3.0%*:
Entertainment One Ltd.+	6.88		12/15/2022	200,000	302,461	293,513
Gray Television, Inc.	7.50		10/1/2020	600,000	615,878	616,500
Harron Communications LP/Harron Finance Corp.^	9.13		4/1/2020	500,000	537,361	528,750
RCN Telecom Services LLC/RCN Capital Corp.^	8.50		8/15/2020	775,000	777,682	782,750
Unitymedia GmbH+	3.75		1/15/2027	300,000	335,460	279,730

Total Broadcasting and Entertainment				2,375,000	2,568,842	2,501,243

Buildings and Real Estate — 2.3%*:
Cemex Finance LLC+^	9.38		10/12/2022	800,000	872,403	842,000
Keystone Financing PLC+	9.50		10/15/2019	350,000	564,053	536,609
Paroc Group Oy+	6.25		5/15/2020	100,000	137,565	103,799
Paroc Group Oy MTN+	5.17	#	5/15/2020	100,000	137,565	102,698
William Lyon Homes, Inc.^	7.00		8/15/2022	295,000	300,699	295,737

Total Buildings and Real Estate				1,645,000	2,012,285	1,880,843

Cargo Transport — 2.5%*:
DH Services Luxembourg Sarl^	7.75		12/15/2020	200,000	204,828	201,000
Moto Finance PLC+	6.38		9/1/2020	200,000	300,787	302,801
OPE KAG Finance Sub, Inc.^	7.88		7/31/2023	1,367,000	1,367,000	1,358,456
WFS Global Holding SAS+	9.50		7/15/2022	150,000	170,153	170,697

Total Cargo Transport				1,917,000	2,042,768	2,032,954

Chemicals, Plastics and Rubber — 4.1%*:
Consolidated Energy Finance SA+^	6.75		10/15/2019	1,000,000	993,589	955,950
Huntsman International LLC	4.25		4/1/2025	300,000	276,719	264,080
Ineos Finance PLC+	4.00		5/1/2023	200,000	216,510	207,569
OMNOVA Solutions, Inc.	7.88		11/1/2018	723,000	734,977	708,540
Pinnacle Operating Corp.^	9.00		11/15/2020	600,000	614,493	564,000
PSPC Escrow Corp.	6.00		2/1/2023	250,000	241,296	232,293
TPC Group, Inc.^	8.75		12/15/2020	291,000	243,740	189,150
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.	6.38		5/1/2022	200,000	219,361	215,720

Total Chemicals, Plastics and Rubber				3,564,000	3,540,685	3,337,302

Containers, Packaging and Glass — 2.7%*:
Coveris Holdings SA^	7.88		11/1/2019	900,000	902,801	785,250

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Containers, Packaging and Glass (Continued)
Horizon Holdings III SASU+	5.13%		8/1/2022	100,000	$109,775	$111,957
Innovia Group Finance PLC+	4.87	#	3/31/2020	100,000	136,140	108,131
Mustang Merger Corp.^	8.50		8/15/2021	750,000	746,365	778,125
SIG Combibloc Holdings SCA+	7.75		2/15/2023	400,000	459,340	453,175

Total Containers, Packaging and Glass				2,250,000	2,354,421	2,236,638

Diversified Natural Resources, Precious Metals and Minerals — 0.1%*:
Cemex SAB de CV+	4.38		3/5/2023	100,000	111,980	98,079

Diversified/Conglomerate Manufacturing — 2.7%*:
Appvion, Inc.^	9.00		6/1/2020	500,000	511,847	198,750
CTP Transportation Products LLC/CTP Finance, Inc.^	8.25		12/15/2019	648,000	663,773	675,540
EnPro Industries, Inc.	5.88		9/15/2022	250,000	252,450	247,500
Galapagos SA+	5.38		6/15/2021	175,000	219,461	183,335
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary	7.88		6/1/2021	500,000	516,722	515,000
West Corp.^	5.38		7/15/2022	500,000	475,904	431,250

Total Diversified/Conglomerate Manufacturing				2,573,000	2,640,157	2,251,375

Diversified/Conglomerate Service — 2.2%*:
Carlson Travel Holdings, Inc. PIK^	7.50		8/15/2019	665,000	673,257	655,025
Verisure Holding AB+	6.00		11/1/2022	450,000	500,729	508,599
Zachry Holdings, Inc.^	7.50		2/1/2020	671,000	672,959	657,580

Total Diversified/Conglomerate Service				1,786,000	1,846,945	1,821,204

Electronics — 1.2%*:
Audatex North America, Inc.^	6.13		11/1/2023	1,000,000	995,218	1,006,250

Finance — 3.7%*:
Cabot Financial Luxembourg SA+	10.38		10/1/2019	100,000	172,342	157,622
First Data Corp.^	7.00		12/1/2023	800,000	800,000	800,000
Galaxy Finco Ltd.+	7.88		11/15/2021	100,000	165,314	147,420
Garfunkelux Holdco 3 SA+	7.50		8/1/2022	100,000	111,014	111,761
Garfunkelux Holdco 3 SA+	8.50		11/1/2022	650,000	1,007,117	963,021
National Financial Partners Corp.^	9.00		7/15/2021	279,000	277,715	255,285
TMF Group Holding B.V.+	9.88		12/1/2019	500,000	713,622	581,520

Total Finance				2,529,000	3,247,124	3,016,629

Grocery — 0.3%*:
Premier Foods Finance PLC+	6.50		3/15/2021	200,000	339,057	280,098

Healthcare, Education and Childcare — 5.3%*:
Alere, Inc.^	6.38		7/1/2023	490,000	490,000	458,150
Care UK Health & Social Care PLC+	5.58	#	7/15/2019	100,000	153,114	133,784
Cerberus Nightingale 1 Sarl+	8.25		2/1/2020	550,000	629,680	613,325

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare, Education and Childcare (Continued)
Cognita Financing PLC+	7.75%		8/15/2021	350,000	$545,630	$532,522
ConvaTec Healthcare E SA^	10.50		12/15/2018	200,000	202,959	201,832
Ephios Bondco PLC+	6.25		7/1/2022	100,000	114,749	112,729
HomeVi SAS+	6.88		8/15/2021	250,000	334,500	286,195
Priory Group No. 3 PLC MTN+	8.88		2/15/2019	500,000	806,090	759,139
Sterigenics-Nordion Holdings LLC^	6.50		5/15/2023	800,000	796,097	760,000
Tenet Healthcare Corp.	6.75		6/15/2023	294,000	292,607	272,685
Unilabs Subholding AB+	8.50		7/15/2018	200,000	283,163	225,224

Total Healthcare, Education and Childcare				3,834,000	4,648,589	4,355,585

Hotels, Motels, Inns and Gaming — 0.1%*:
Gala Electric Casinos PLC+	11.50		6/1/2019	63,636	111,576	99,441

Insurance — 0.0%*:
TIG Finco PLC+	8.50	#	3/2/2020	15,734	25,178	23,787

Leisure, Amusement, Entertainment — 3.0%*:
Allegiant Travel Co.	5.50		7/15/2019	700,000	716,238	708,750
CPUK Finance Ltd.+	7.00		2/28/2042	150,000	234,082	226,105
Interval Acquisition Corp.^	5.63		4/15/2023	459,000	459,000	455,558
Odeon & UCI Finco PLC MTN+	9.00		8/1/2018	200,000	320,247	306,191
Perform Group Financing PLC+	8.50		11/15/2020	150,000	223,790	205,673
WMG Acquisition Corp.^	6.75		4/15/2022	600,000	567,871	519,000

Total Leisure, Amusement, Entertainment				2,259,000	2,521,228	2,421,277

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.0%*:
KraussMaffei Group GmbH MTN+	8.75		12/15/2020	80,000	114,792	93,243
Xerium Technologies, Inc.	8.88		6/15/2018	720,000	734,560	705,690

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic				800,000	849,352	798,933

Mining, Steel, Iron and Non-Precious Metals — 0.6%*:
Constellium NV	7.00		1/15/2023	600,000	641,795	526,204

Oil and Gas — 3.3%*:
Calumet Specialty Products Partners LP/Calumet Finance Corp.	6.50		4/15/2021	500,000	500,000	435,000
Citgo Holding, Inc.^	10.75		2/15/2020	350,000	339,422	339,500
EP Energy LLC/Everest Acquisition Finance, Inc.	9.38		5/1/2020	350,000	272,445	223,125
Genesis Energy LP/Genesis Energy Finance Corp.	6.75		8/1/2022	500,000	479,282	425,000
Kosmos Energy Ltd.^	7.88		8/1/2021	571,000	529,340	459,655
Seventy Seven Energy, Inc.	6.50		7/15/2022	313,000	313,000	48,515
Shelf Drilling Holdings Ltd.+^	8.63		11/1/2018	439,000	371,268	318,275
Sunoco LP/Sunoco Finance Corp.^	5.50		8/1/2020	302,000	302,000	286,145

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
Welltec A/S+^	8.00%		2/1/2019	174,000	$148,631	$163,125

Total Oil and Gas				3,499,000	3,255,388	2,698,340

Personal Transportation — 0.3%*:
AA Bond Co. Ltd.+	5.50		7/31/2043	150,000	223,140	209,797

Personal, Food and Miscellaneous — 0.5%*:
TeamSystem Holding SpA+	7.38		5/15/2020	350,000	475,964	393,751

Printing and Publishing — 1.2%*:
Cimpress NV^	7.00		4/1/2022	470,000	456,278	451,200
MHGE Parent LLC/MHGE Parent Finance, Inc.^	8.50		8/1/2019	500,000	509,057	495,000

Total Printing and Publishing				970,000	965,335	946,200

Retail Stores — 2.9%*:
Boing Group Financing PLC MTN+	6.63		7/15/2019	200,000	272,200	203,222
Brighthouse Group PLC MTN+	7.88		5/15/2018	150,000	242,854	211,992
Dollar Tree, Inc.^	5.25		3/1/2020	50,000	51,268	51,625
Dollar Tree, Inc.^	5.75		3/1/2023	815,000	841,270	843,525
Douglas GmbH+	6.25		7/15/2022	550,000	614,378	627,000
House of Fraser Funding PLC+	6.34	#	9/15/2020	150,000	231,983	222,789
HSS Financing PLC+	6.75		8/1/2019	68,000	112,557	99,243
Takko Luxembourg 2 S.C.A. MTN+	9.88		4/15/2019	200,000	259,404	115,639

Total Retail Stores				2,183,000	2,625,914	2,375,035

Telecommunications — 2.1%*:
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.88		5/1/2027	391,000	391,000	389,045
eircom Finance Ltd.MTN+	9.25		5/15/2020	100,000	146,771	116,771
Level 3 Financing, Inc.^	5.38		1/15/2024	182,000	182,000	182,910
Numericable-SFR SAS+	5.63		5/15/2024	100,000	138,165	109,898
Numericable-SFR SAS+^	6.00		5/15/2022	315,000	315,000	305,550
T-Mobile USA, Inc.	6.50		1/15/2026	294,000	294,000	296,790
Wind Acquisition Finance SA+	3.95	#	7/15/2020	100,000	135,965	107,860
Wind Acquisition Finance SA+	4.00		7/15/2020	200,000	243,319	216,263

Total Telecommunications				1,682,000	1,846,220	1,725,087

Total Corporate Bonds				41,631,370	45,330,731	42,139,719

Total Fixed Income				82,660,575	85,309,574	75,338,857

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	STRIKE PRICE	EXPIRATION DATE	NOTIONAL	COST	FAIR VALUE
Purchased Option — 0.5%*:

Put Option Purchased — 0.5%*:
OTC – BCM Swaption with Citibank	$98.00	3/16/2016	40,000,000	$1,348,000	$406,452

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments — 7.7%*:

Bank Deposit — 7.6%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01%	1/4/2016	6,222,562	6,222,562	6,222,562

Bank Loan — 0.1%*§:

Mining, Steel, Iron and Non-Precious Metals — 0.1%*:
Boomerang Tube LLC¤	11.61	1/8/2016	78,780	78,713	78,780

Total Short-Term Investments			6,301,342	6,301,275	6,301,342

Total Investments			147,832,234	93,332,587	82,456,570

Other assets and liabilities — (0.4%)*					(311,184)

Net Assets — 100.0%					$82,145,386

MTN	Medium Term Note
OTC	Over the Counter
PIK	Payment-in-kind

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.
Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	66.6%
United Kingdom	11.5%
Germany	5.9%
Netherlands	4.2%
France	2.1%
Switzerland	1.6%
Trinidad And Tobago	1.3%
Mexico	1.2%
Spain	1.0%
Sweden	1.0%
Other (Individually less than 1%)	3.6%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying Notes to Financial Statements.

Babson Global Credit Income Opportunities Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2015. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
††	Illiquid security.
~	Defaulted security.
#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2015.

A summary of outstanding derivatives at December 31, 2015 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
1/14/16	Morgan Stanley	EUR	380,000	413,061	412,044	$1,017

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/14/16	Morgan Stanley	EUR	13,053,445	14,189,124	14,180,663	$(8,461)
1/14/16	Morgan Stanley	GBP	5,929,460	8,741,438	8,937,635	196,197

Net unrealized appreciation on forward foreign exchange contracts to sell						$187,736

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

Written Options

TYPE OF CONTRACT	EXPIRATION DATE	STRIKE PRICE	COUNTERPARTY	NUMBER OF CONTRACTS/ NOTIONAL AMOUNTS	PREMIUMS RECEIVED	VALUE AT DECEMBER 31, 2015
Put – OTC – BMC Swaption	3/16/16	$95.00	Citibank	40,000,000	$972,000	$(207,921)

See accompanying Notes to Financial Statements.

Babson Active Short Duration Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED)

December 31, 2015

	DIVIDEND RATE			SHARES	COST	FAIR VALUE
Convertible Preferred Stock — 0.0%*:
Southwestern Energy Co.	6.25%			900	$38,772	$16,695

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 96.4%*:

Asset-Backed Securities — 19.4%*:

CDO/CLO — 3.7%*:
ALM XIV Ltd. 2014-14A A1^	1.72	#	7/28/2026	500,000	498,781	494,677
Atlas Senior Loan Fund V Ltd. 2014-1A A^	1.84	#	7/16/2026	500,000	499,613	496,266
BlueMountain CLO Ltd. 2015-2A A1^	1.71		7/18/2027	250,000	246,281	246,584
Carlyle Global Market Strategies CLO Ltd. 2014-1A A^	1.81	#	4/17/2025	500,000	500,000	497,610
Carlyle Global Market Strategies CLO Ltd. 2014-4A A1^	1.79	#	10/15/2026	250,000	250,000	248,306
Galaxy XX CLO Ltd. 2015-20A A^	1.73	#	7/20/2027	250,000	246,779	248,787
Madison Park Funding XII Ltd. 2014-12A A^	1.79	#	7/20/2026	250,000	248,267	248,022
Madison Park Funding XIV Ltd. 2014-14A A2^	1.74	#	7/20/2026	250,000	249,847	247,420
Seneca Park CLO Ltd. 2014-1A A^	1.77	#	7/17/2026	360,000	358,440	357,916
Symphony CLO XV Ltd. 2014-15A A^	1.77	#	10/17/2026	250,000	247,996	247,872

Total CDO/CLO				3,360,000	3,346,004	3,333,460

Other Asset-Backed Securities — 15.7%*:
321 Henderson Receivables II LLC 2006-3A A1^	0.53	#	9/15/2041	261,709	251,705	250,429
Access Group, Inc. 2015-1 A^	1.12	#	7/25/2056	211,428	206,708	205,264
Access Group, Inc. 2015-1 B^	1.92	#	7/25/2058	100,000	86,137	84,849
American Credit Acceptance Receivables Trust 2015-3 A^	1.95		9/12/2019	143,594	143,585	143,161
Arbys Funding LLC 2015-1A A2^	4.97		10/30/2045	80,000	80,000	79,992
Avis Budget Rental Car Funding AESOP LLC 2010-5A A^	3.15		3/20/2017	167,500	168,747	167,922
BlueVirgo Trust 2015-1A^	3.00		12/15/2022	429,245	427,349	426,485
California Republic Auto Receivables Trust 2015-4 A4^	2.58		6/15/2021	180,000	179,983	179,983
Capital Automotive REIT 2010-1A A^	5.73		12/15/2038	92,461	96,265	96,536
CarFinance Capital Auto Trust 2014-2^	1.44		11/16/2020	272,392	269,794	269,403
Citi Held For Asset Issuance 2015-PM1 A^	1.85		12/15/2021	67,264	67,263	67,131
Citi Held For Asset Issuance 2015-PM2 A^	2.35		3/15/2022	87,105	87,099	86,841
Citi Held For Asset Issuance 2015-PM3 A	2.60		5/16/2022	100,000	99,984	99,906
CKE Restaurant Holdings, Inc. 2013-1A A2^	4.47		3/20/2043	220,512	225,874	219,252
CLI Funding V LLC 2013-1A^	2.83		3/18/2028	72,500	72,126	69,890
CLI Funding V LLC 2014-1A A^	3.29		6/18/2029	210,620	204,219	203,658
College Loan Corp. Trust I 2005-2 B	0.81	#	1/15/2037	253,451	221,258	219,623
CPS Auto Receivables Trust 2011-C A^	4.21		3/15/2019	88,566	89,639	88,926
CPS Auto Receivables Trust 2012-A A^	2.78		6/17/2019	138,656	139,569	139,088
CPS Auto Receivables Trust 2013-A A^	1.31		6/15/2020	223,631	222,726	221,371
CPS Auto Receivables Trust 2014-D A^	1.49		4/15/2019	276,183	274,737	274,426

See accompanying Notes to Financial Statements.

Babson Active Short Duration Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
CPS Auto Receivables Trust 2015-C A^	1.77%		6/17/2019	89,462	$89,455	$89,258
CPS Auto Receivables Trust 2015-C B^	2.55		2/18/2020	100,000	99,983	99,488
DB Master Finance LLC 2015-1A A2I^	3.26		2/20/2045	203,462	203,525	201,324
Diamond Resorts Owner Trust 2015-1 A^	2.73		7/20/2027	74,574	74,567	74,433
Diamond Resorts Owner Trust 2015-2 B^	3.54		5/22/2028	115,055	115,049	115,049
Domino’s Pizza Master Issuer LLC 2015 1A-A2I^	3.48		10/25/2045	240,000	237,754	235,200
DRB Prime Student Loan Trust 2015-B A3^	2.54		4/27/2026	92,500	92,490	91,899
DRB Prime Student Loan Trust 2015-D A1^	1.90	#	1/25/2040	300,000	293,458	293,445
Drive Auto Receivables Trust 2015-CA A3^	1.38		10/15/2018	225,000	224,993	224,491
Drug Royalty LP 1 2012-1 A1^	5.57	#	7/15/2024	132,000	135,328	134,937
DT Auto Owner Trust 2015-3A A^	1.66		3/15/2019	86,173	86,167	85,941
Education Funding Capital Trust IV 2004-1 A5	1.45	#	6/15/2043	50,000	47,016	47,514
Elara HGV Timeshare Issuer LLC 2014-A B^	3.02		2/25/2027	61,838	61,274	61,187
Element Rail Leasing II LLC 2015-1A A1^	2.71		2/19/2045	487,271	484,713	483,292
Entegry New Orleans Storm Recovery Funding I LLC 2015-1 A	2.67		6/1/2027	180,000	179,957	183,634
Exeter Automobile Receivables Trust 2015-3^	2.00		3/16/2020	81,869	81,863	81,586
First Investors Auto Owner Trust 2015-2A A1^	1.59		12/16/2019	51,279	51,278	51,146
Flagship Credit Auto Trust 2013-1^	1.32		4/16/2018	35,405	35,377	35,366
Flagship Credit Auto Trust 2014-1^	1.21		4/15/2019	255,460	254,747	254,247
Flagship Credit Auto Trust 2015-2 A^	1.98		10/15/2020	122,687	122,675	122,158
Flagship Credit Auto Trust 2015-3^	2.38		10/15/2020	156,265	156,265	155,314
FNA 2015-1 Trust^	3.24		12/10/2023	289,076	289,064	288,260
FRS I LLC 2013-1A A1^	1.80		4/15/2043	55,069	54,491	54,000
Global Container Assets 2013-1 Ltd.^	2.20		11/5/2028	204,073	203,844	203,546
Global SC Finance II SRL 2014-1A A1+^	3.19		7/17/2029	266,083	266,023	256,693
Goal Capital Funding Trust 2007-1 C1	1.00	#	6/25/2042	524,043	514,218	516,316
Goal Structured Solution Trust 2015-1 B^	1.92	#	9/25/2043	100,000	75,313	85,418
Green Tree Agency Advance Funding Trust I 2015-T2 AT2^	3.09		10/15/2048	100,000	100,000	98,934
GSAMP Trust 2005-SEA2 A1^	0.57	#	1/25/2045	94,433	90,662	92,077
LCM XVI LP 16A A^	1.79	#	7/15/2026	250,000	250,000	248,885
Miramax LLC 2014-1A A2^	3.34		7/20/2026	77,480	78,026	76,922
MVW Owner Trust 2013-1A A^	2.15		4/22/2030	278,348	274,543	273,664
MVW Owner Trust 2015-1A A^	2.52		12/20/2032	91,816	91,810	91,587
National Collegiate Student Loan Trust 2006-3	0.57	#	10/25/2027	59,765	59,094	59,198
Navient Private Education Loan Trust 2015-BA A1^	0.93	#	5/15/2023	50,044	49,981	49,981
Nelnet Student Loan Trust 2008-3 A4	2.04	#	11/25/2024	225,000	229,461	226,444
Nextgear Floorplan Master Owner Trust 2015-2A A^	2.38		10/15/2020	100,000	99,991	99,039
NRZ Advance Receivables Trust 2015-T3 AT3^	2.54		11/15/2046	430,000	430,000	429,301
Ocwen Master Advance Receivables Trust 2015-T1 AT1^	2.54		9/17/2046	100,000	100,000	99,913
Ocwen Master Advance Receivables Trust 2015-T2 AT2^	2.53		11/15/2046	100,000	100,000	99,990

See accompanying Notes to Financial Statements.

Babson Active Short Duration Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
OneMain Financial Issuance Trust 2014-2A A^	2.47%		9/18/2024	230,000	$230,823	$229,547
PHEAA Student Loan Trust 2003-1 A3	1.00	#	7/25/2042	100,000	$99,938	$99,776
Popular ABS Mortgage Pass-Through Trust 2006-B A3	0.50	#	5/25/2036	157,685	151,073	152,279
Santander Drive Auto Receivables Trust 2014-4 B	1.82		5/15/2019	260,000	261,148	260,233
Sierra Timeshare 2015-3 Receivables Funding LLC 2015 3A B^	3.08		9/20/2032	91,772	91,772	91,771
Sierra Timeshare 2015-3 Receivables Funding LLC 2015-3A A^	2.58		9/20/2032	91,772	91,754	91,754
Sierra Timeshare Receivables Funding LLC 2015-2A B^	3.02		6/20/2032	75,408	75,392	74,319
Sierra Timeshare Receivables Funding LLC 2014-1A A^	2.07		3/20/2030	177,858	176,719	176,387
SLC Private Student Loan Trust 2006-A A5	0.49	#	7/15/2036	358,105	355,969	354,922
SLC Private Student Loan Trust 2006-A C	0.77	#	7/15/2036	250,000	221,449	218,673
SLC Student Loan Trust 2005-1 B	0.56	#	2/15/2045	222,929	190,047	186,119
SLM Student Loan Trust 2003-14 A6	0.62	#	7/25/2025	40,000	38,311	38,436
SLM Student Loan Trust 2003-4 B	1.16	#	6/15/2038	155,379	141,815	137,406
SLM Student Loan Trust 2005-4 B	0.50	#	7/25/2040	485,490	401,379	408,353
SLM Student Loan Trust 2006-1 A5	0.43	#	7/26/2021	100,000	96,483	97,813
SLM Student Loan Trust 2006-9 A5	0.42	#	1/26/2026	150,000	145,716	145,279
SLM Student Loan Trust 2008-5 A4	2.02	#	7/25/2023	100,000	101,186	100,590
SLM Student Loan Trust 2012-5 A2	0.72	#	6/25/2019	121,860	121,039	120,610
SoFi Professional Loan Program 2015-C LLC^	2.51		8/25/2033	91,418	90,925	90,317
Sonic Capital LLC 2011-1A A2^	5.44		5/20/2041	215,390	226,065	219,795
SpringCastle America Funding LLC 2014-AA A^	2.70		5/25/2023	257,510	258,035	256,941
SPS Servicer Advance Receivable^	2.92		7/15/2047	100,000	99,991	99,908
TAL Advantage I LLC 2006-1A^	0.59	#	4/20/2021	90,000	89,608	89,821
Trinity Rail Leasing LP 2012-1A A1^	2.27		1/15/2043	79,276	76,834	77,256
Westgate Resorts LLC 2015-2A A^	3.20		7/20/2028	417,550	417,000	416,112

Total Other Asset-Backed Securities				14,631,749	14,349,693	14,299,630

Total Asset-Backed Securities				17,991,749	17,695,697	17,633,090

Convertible Bonds — 0.2%*:

Oil and Gas — 0.1%*:
Whiting Petroleum Corp.^	1.25		4/1/2020	80,000	79,765	54,400

Retail — 0.0%*:
GNC Holdings, Inc.^	1.50		8/15/2020	10,000	10,000	8,006

Semiconductors — 0.1%*:
Micron Technology, Inc.	3.00		11/15/2043	135,000	124,847	112,219

Total Convertible Bonds				225,000	214,612	174,625

See accompanying Notes to Financial Statements.

Babson Active Short Duration Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds — 36.0%*:

Aerospace/Defense — 0.4%*:
Harris Corp.	2.00%	4/27/2018	250,000	$251,043	$247,192
Harris Corp.	2.70	4/27/2020	170,000	166,565	166,781

Total Aerospace/Defense			420,000	417,608	413,973

Agriculture — 0.7%*:
Imperial Tobacco Finance PLC+^	2.05	7/20/2018	335,000	333,548	333,142
Reynolds American, Inc.	2.30	6/12/2018	335,000	339,381	337,104

Total Agriculture			670,000	672,929	670,246

Apparel — 0.5%*:
Hanesbrands, Inc.	6.38	12/15/2020	415,000	431,816	429,525

Auto Manufacturers — 1.2%*:
Ford Motor Credit Co. LLC	2.24	6/15/2018	530,000	528,036	525,181
General Motors Financial Co.	3.20	7/13/2020	440,000	436,632	433,225
Hyundai Capital America^	2.40	10/30/2018	150,000	150,076	149,535

Total Auto Manufacturers			1,120,000	1,114,744	1,107,941

Biotechnology — 0.5%*:
Celgene Corp.	2.13	8/15/2018	420,000	421,016	420,093

Chemicals — 0.8%*:
Airgas, Inc.	2.38	2/15/2020	250,000	247,677	247,040
Airgas, Inc.	3.05	8/1/2020	150,000	152,146	150,937
Incitec Pivot Finance LLC^	6.00	12/10/2019	195,000	212,583	211,439
RPM International, Inc.	6.13	10/15/2019	150,000	167,054	164,076

Total Chemicals			745,000	779,460	773,492

Commercial Banks — 7.3%*:
ABN AMRO Bank NV^	2.50	10/30/2018	200,000	202,388	201,273
ABN AMRO Bank NV+^	4.25	2/2/2017	200,000	206,299	205,378
Banco Bilbao Vizcaya Argentaria SA	3.00	10/20/2020	420,000	418,388	418,197
Bank of America Corp.	5.42	3/15/2017	500,000	521,758	520,447
Bank of America Corp. MTN	2.25	4/21/2020	250,000	244,556	243,966
CIT Group, Inc.	4.25	8/15/2017	535,000	545,206	547,038
Credit Agricole SA+^	2.13	4/17/2018	245,000	246,975	245,601
Credit Suisse+	1.75	1/29/2018	420,000	420,605	418,820
First Horizon National Corp.	3.50	12/15/2020	450,000	448,900	446,092
Goldman Sachs Group, Inc. (The)	2.38	1/22/2018	590,000	598,474	595,098
Intesa Sanpaolo SpA+	3.88	1/16/2018	400,000	411,602	410,165
Itau Unibanco Holding SA+^	2.85	5/26/2018	400,000	394,281	380,400
Mitsubishi UFJ Trust & Banking Corp.^	2.65	10/19/2020	450,000	448,951	449,536
Morgan Stanley	2.13	4/25/2018	415,000	418,476	415,554
Nordea Bank AB+^	2.50	9/17/2020	290,000	289,771	288,279
Regions Bank	7.50	5/15/2018	212,000	239,017	235,562

See accompanying Notes to Financial Statements.

Babson Active Short Duration Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Commercial Banks (Continued)
Santander Holdings USA, Inc.	3.45%	8/27/2018	400,000	$410,402	$406,658
SVB Financial Group	5.38	9/15/2020	200,000	222,452	218,809

Total Commercial Banks			6,577,000	6,688,501	6,646,873

Commercial Services — 1.0%*:
ADT Corp. (The)	2.25	7/15/2017	415,000	413,906	412,925
McGraw Hill Financial, Inc.	2.50	8/15/2018	260,000	261,099	261,623
Western Union Co. (The)	5.93	10/1/2016	200,000	206,299	206,350

Total Commercial Services			875,000	881,304	880,898

Construction Materials — 0.5%*:
Masco Corp.	7.13	3/15/2020	390,000	450,793	450,450

Diversified Financial Services — 2.6%*:
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust+	2.75	5/15/2017	415,000	413,957	412,406
Air Lease Corp.	2.13	1/15/2018	330,000	328,382	324,225
Air Lease Corp.	2.63	9/4/2018	125,000	124,449	123,558
Air Lease Corp.	3.38	1/15/2019	200,000	204,617	201,000
Ally Financial, Inc.	4.75	9/10/2018	535,000	549,755	547,706
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	3.50	3/15/2017	200,000	201,448	201,000
International Lease Finance Corp.	3.88	4/15/2018	250,000	252,403	251,875
Visa, Inc.	2.20	12/14/2020	310,000	309,739	309,423

Total Diversified Financial Services			2,365,000	2,384,750	2,371,193

Electric — 0.6%*:
Ameren Corp.	2.70	11/15/2020	180,000	179,959	179,314
Entergy Texas, Inc.	7.13	2/1/2019	300,000	342,844	339,676

Total Electric			480,000	522,803	518,990

Electronics — 0.1%*:
Tech Data Corp.	3.75	9/21/2017	60,000	61,763	60,717

Environmental Control — 0.5%*:
Clean Harbors, Inc.	5.25	8/1/2020	415,000	424,289	423,300

Food — 0.8%*:
JBS Investments GmbH+^	7.75	10/28/2020	415,000	448,053	398,400
Tyson Foods, Inc.	2.65	8/15/2019	335,000	338,095	335,186

Total Food			750,000	786,148	733,586

Forestry and Paper Products — 0.5%*:
Domtar Corp.	10.75	6/1/2017	196,000	219,246	218,094
Sappi Papier Holding GmbH+^	7.75	7/15/2017	200,000	213,152	207,750

Total Forestry and Paper Products			396,000	432,398	425,844

See accompanying Notes to Financial Statements.

Babson Active Short Duration Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Hand/Machine Tools — 0.2%*:
Stanley Black & Decker, Inc.	2.45%	11/17/2018	175,000	$175,000	$175,683

Healthcare-Products — 0.4%*:
Zimmer Biomet Holdings, Inc.	2.00	4/1/2018	330,000	330,547	327,967

Healthcare-Services — 0.9%*:
Anthem, Inc.	1.88	1/15/2018	250,000	250,094	248,915
Humana, Inc.	6.30	8/1/2018	150,000	165,802	165,095
Laboratory Corp. of America Holdings	2.63	2/1/2020	420,000	419,102	414,646

Total Healthcare-Services			820,000	834,998	828,656

Holding Companies-Divers — 0.3%*:
Hutchison Whampoa International 14 Ltd.+^	1.63	10/31/2017	250,000	249,685	247,793

Home Builders — 1.0%*:
DR Horton, Inc.	3.75	3/1/2019	535,000	543,976	535,000
Lennar Corp.	4.50	6/15/2019	150,000	153,994	152,531
Lennar Corp.	4.50	11/15/2019	200,000	204,596	203,375

Total Home Builders			885,000	902,566	890,906

Insurance — 1.4%*:
Reinsurance Group of America, Inc.	5.63	3/15/2017	450,000	470,250	468,973
TIAA Asset Management Finance Co. LLC^	2.95	11/1/2019	385,000	388,663	385,767
Willis Group Holdings PLC+	5.75	3/15/2021	370,000	411,632	408,893

Total Insurance			1,205,000	1,270,545	1,263,633

Internet — 0.8%*:
Alibaba Group Holding Ltd.+	2.50	11/28/2019	250,000	248,183	244,240
Expedia, Inc.	7.46	8/15/2018	420,000	471,970	468,038

Total Internet			670,000	720,153	712,278

Investment Company Security — 0.6%*:
Ares Capital Corp.	4.88	11/30/2018	200,000	209,055	208,235
FS Investment Corp.	4.00	7/15/2019	335,000	339,003	331,923

Total Investment Company Security			535,000	548,058	540,158

IT Services — 0.3%*:
Leidos Holdings, Inc.	4.45	12/1/2020	250,000	251,725	248,847

Lodging — 0.5%*:
Marriott International, Inc.	2.88	3/1/2021	275,000	274,076	272,839
Wyndham Worldwide Corp.	2.95	3/1/2017	220,000	221,889	221,338

Total Lodging			495,000	495,965	494,177

See accompanying Notes to Financial Statements.

Babson Active Short Duration Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Machinery-Diversified — 0.4%*:
Case New Holland Industrial, Inc.+	7.88%	12/1/2017	360,000	$387,478	$380,700

Media — 0.9%*:
CCO Safari II LLC^	3.58	7/23/2020	415,000	415,708	412,514
Sirius XM Radio, Inc.^	4.25	5/15/2020	385,000	386,361	388,850

Total Media			800,000	802,069	801,364

Mining — 0.3%*:
Glencore Finance Canada Ltd.+^	2.70	10/25/2017	350,000	349,921	320,250

Miscellaneous Manufacturing — 0.7%*:
Harsco Corp.	5.75	5/15/2018	300,000	306,626	266,250
Tyco Electronics Group SA	2.35	8/1/2019	135,000	134,937	134,548
Tyco Electronics Group SA+	2.38	12/17/2018	200,000	202,353	199,724

Total Miscellaneous Manufacturing			635,000	643,916	600,522

Oil and Gas — 1.1%*:
Pioneer Natural Resources Co.	3.45	1/15/2021	440,000	438,914	406,275
Rowan Cos., Inc.	7.88	8/1/2019	200,000	225,584	196,614
Southwestern Energy Co.	3.30	1/23/2018	200,000	204,726	164,000
Transocean, Inc.+	6.00	3/15/2018	200,000	201,260	178,000
WPX Energy, Inc.	7.50	8/1/2020	85,000	85,000	68,850

Total Oil and Gas			1,125,000	1,155,484	1,013,739

Oil and Gas Services — 0.7%*:
Cameron International Corp.	6.38	7/15/2018	410,000	451,962	444,655
SESI LLC	7.13	12/15/2021	200,000	211,265	178,000

Total Oil and Gas Services			610,000	663,227	622,655

Pharmaceuticals — 1.4%*:
AbbVie, Inc.	1.80	5/14/2018	420,000	419,578	418,066
Actavis Funding SCS+	2.35	3/12/2018	335,000	336,893	335,349
Baxalta, Inc.^	2.00	6/22/2018	330,000	329,948	326,614
Mylan, Inc.	2.60	6/24/2018	200,000	202,743	198,462

Total Pharmaceuticals			1,285,000	1,289,162	1,278,491

Pipelines — 0.8%*:
Energy Transfer Partners LP	2.50	6/15/2018	415,000	414,922	397,506
Kinder Morgan, Inc.	7.00	6/15/2017	350,000	372,102	360,544

Total Pipelines			765,000	787,024	758,050

Real Estate Investment Trusts — 2.0%*:
DDR Corp.	4.75	4/15/2018	445,000	467,739	465,500
DDR Corp. MTN	7.50	7/15/2018	31,000	34,874	34,785
Digital Delta Holdings LLC^	3.40	10/1/2020	85,000	84,819	85,093

See accompanying Notes to Financial Statements.

Babson Active Short Duration Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Real Estate Investment Trusts (Continued)
Duke Realty LP	5.95%		2/15/2017	300,000	$315,193	$313,226
Duke Realty LP	6.50		1/15/2018	140,000	151,854	151,408
HCP, Inc.	6.00		1/30/2017	390,000	408,062	406,263
Highwoods Realty LP	7.50		4/15/2018	370,000	412,779	408,908

Total REITS				1,761,000	1,875,320	1,865,183

Retail — 0.6%*:
AutoNation, Inc.	3.35		1/15/2021	355,000	356,297	353,738
Best Buy Co., Inc.	5.00		8/1/2018	200,000	207,559	207,700

Total Retail				555,000	563,856	561,438

Semiconductors — 0.2%*:
KLA-Tencor Corp.	3.38		11/1/2019	200,000	205,148	202,055

Software — 0.5%*:
Hewlett Packard Enterprise Co.^	2.85		10/5/2018	425,000	425,244	424,763

Telecommunications — 0.7%*:
Crown Castle Towers LLC^	4.17		8/15/2037	220,000	227,325	224,957
Frontier Communications Corp.	8.25		4/15/2017	200,000	212,506	210,000
Sprint Communications, Inc.^	9.00		11/15/2018	200,000	223,781	210,500

Total Telecommunications				620,000	663,612	645,457

Transportation — 0.8%*:
Asciano Finance Ltd.+^	5.00		4/7/2018	350,000	369,409	360,357
Penske Truck Leasing Co. LP/PTL Finance Corp.^	3.05		1/9/2020	200,000	202,673	198,345
PT Penske Truck Leasing Co. LP / L Finance Corp.^	3.20		7/15/2020	135,000	134,912	133,645
PT Penske Truck Leasing Co. LP / L Finance Corp.^	3.30		4/1/2021	60,000	59,732	59,154

Total Transportation				745,000	766,726	751,501

Trucking and Leasing — 0.5%*:
Aviation Capital Group Corp.^	2.88		9/17/2018	480,000	477,908	477,246

Total Corporate Bonds				32,429,000	33,305,659	32,760,633

Mortgage-Backed Securities — 4.2%*:
Banc of America Commercial Mortgage Trust 2007-4 AM	6.00	#	2/10/2051	255,000	272,543	266,534
Banc of America Commercial Mortgage Trust 2008-1 A4	6.42	#	2/10/2051	213,314	232,060	225,913
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR12 AM	5.95	#	9/11/2038	170,000	175,328	171,309

See accompanying Notes to Financial Statements.

Babson Active Short Duration Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Mortgage-Backed Securities (Continued)
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR14 AM	5.24%		12/11/2038	220,000	$230,008	$224,283
Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 AM	5.82	#	4/12/2038	220,000	225,296	221,039
Bear Stearns Commercial Mortgage Securities Trust 2006-TOP24 AM	5.57	#	10/12/2041	220,000	230,602	224,470
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AM	5.92	#	6/11/2050	160,000	171,806	168,306
COMM Mortgage Trust 2007-C9 AM	5.65	#	12/10/2049	100,000	106,613	104,667
Fannie Mae Connecticut Avenue Securities CAS 2015-C03 1M1	1.72	#	7/25/2025	203,999	204,090	204,060
Fannie Mae Connecticut Avenue Securities CAS 2015-C04 1M1	1.82	#	4/25/2028	118,533	118,533	118,390
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7 AM	6.11	#	4/15/2045	220,000	228,410	222,095
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CIBC20 AM	6.09	#	2/12/2051	210,000	228,304	221,720
ML-CFC Commercial Mortgage Trust 2006-3 AM	5.46	#	7/12/2046	200,000	207,738	203,281
ML-CFC Commercial Mortgage Trust 2006-4 AM	5.20		12/12/2049	210,000	219,573	215,518
Morgan Stanley Capital I Trust 2006-IQ12 AM	5.37		12/15/2043	290,000	303,409	295,501
Morgan Stanley Capital I Trust 2008-TOP29 A4	6.46	#	1/11/2043	203,255	222,514	216,280
Wachovia Bank Commercial Mortgage Trust 2006-C29 AM	5.34		11/15/2048	280,000	289,099	285,779
Wachovia Bank Commercial Mortgage Trust 2007-C33 A1A	6.15	#	2/15/2051	198,898	214,068	208,349

Total Mortgage-Backed Securities				3,692,999	3,879,994	3,797,494

U.S. Treasury & Government Agencies — 36.6%*:
Federal National Mortgage Association REMICS 2015-62 VA	4.00		10/25/2026	140,645	152,287	151,024
Federal National Mortgage Association TBA	2.50		1/1/2031	5,225,000	5,285,924	5,266,637
Federal National Motgage Association 2015-58 JP	2.50		3/25/2037	110,797	113,227	111,447
U.S. Treasury Note``	0.63		8/31/2017	16,250,000	16,189,616	16,145,902
U.S. Treasury Note	1.38		4/30/2020	11,770,000	11,650,692	11,617,814

Total U.S. Treasury & Government Agencies				33,496,442	33,391,746	33,292,824

Total Fixed Income				87,835,190	88,487,708	87,658,666

See accompanying Notes to Financial Statements.

Babson Active Short Duration Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	STRIKE PRICE	EXPIRATION DATE	NOTIONAL	COST	FAIR VALUE
Purchased Options — 0.1%*:

Call Option Purchased — 0.1%*:
OTC—BCM Swaption with JPMorgan Chase Bank N.A.	$6.65	7/27/2016	2,040,000	$21,510	$54,242

Put Option Purchased — 0.0%*:
OTC—BCM Swaption with JPMorgan Chase Bank N.A.	120.00	3/16/2016	12,500,000	25,845	14,650

Total Purchased Options			14,540,000	47,355	68,892

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments — 12.5%*:

Bank Deposit — 5.1%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01%	1/4/2016	4,606,134	4,606,134	4,606,134

Commercial Paper — 5.9%*:

Construction Materials — 2.2%*:
Holcim US Finance Sarl Cie	Zero Coupon	1/14/2016	2,000,000	1,999,300	1,999,495

Media — 1.5%*:
Thomas Reutuers Corp.	Zero Coupon	1/12/2016	1,356,000	1,355,718	1,355,718

Oil and Gas Services — 2.2%*:
Enbridge, Inc.	Zero Coupon	1/14/2016	2,000,000	1,999,314	1,999,314

Total Commercial Paper			5,356,000	5,354,332	5,354,527

Corporate Bonds — 1.5%*:

Agriculture — 0.5%*:
Bunge Ltd. Finance Corp.	4.10	3/15/2016	385,000	387,212	386,976

Auto Manufacturers — 0.2%*:
Hyundai Capital America+^	3.75	4/6/2016	200,000	201,408	201,090

Diversified Financial Services — 0.4%*:
International Lease Finance Corp.	5.75	5/15/2016	345,000	349,474	349,744

Iron/Steel — 0.2%*:
Vale Overseas Ltd.+	6.25	1/11/2016	200,000	200,261	199,970

See accompanying Notes to Financial Statements.

Babson Active Short Duration Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas — 0.2%*:
Petrobras Global Finance BV+	3.88%	1/27/2016	200,000	$200,192	$199,200

Total Corporate Bonds			1,330,000	1,338,547	1,336,980

Total Short-Term Investments			11,292,134	11,299,013	11,297,641

Total Investments			113,668,224	99,872,848	99,041,894

Other assets and liabilities — (9.0%)*					(8,203,804)

Net Assets — 100.0%					$90,838,090

MTN	Medium Term Note
OTC	Over the Counter
TBA	To Be Announced: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	91.1%
Switzerland	1.3%
Netherlands	1.3%
Brazil	1.2%
Other (Individually less than 1%)	5.1%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2015.
†	When-issued security.
``	Security has been fully or partially segregated to cover margin requirements for open futures contracts as of December 31, 2015.

See accompanying Notes to Financial Statements.

Babson Active Short Duration Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

A summary of outstanding derivatives at December 31, 2015 is as follows:

Futures

TYPE	EXPIRATION DATE	CONTRACTS	POSITION	FAIR VALUE	UNREALIZED DEPRECIATION
U.S. 2-Year Treasury Note	03/31/16	152	Long	$33,019,625	$(61,555)
U.S. 5-Year Treasury Note	03/31/16	58	Long	6,862,578	(14,972)

					$(76,527)

TYPE	EXPIRATION DATE	CONTRACTS	POSITION	FAIR VALUE	UNREALIZED APPRECIATION
U.S. 10-Year Treasury Note	03/21/16	40	Short	$5,036,250	$13,623

Credit Default Swaps — Sell Protection(1)

REFERENCE OBLIGATION	FIIXED-DEAL RECEIVED RATE	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT(2)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE(3)	UNREALIZED DEPRECIATION
Markit CMBX.NA. BBB-.6	3.00%	11/17/45	JPMorgan Chase Bank N.A.	230,000	230,000	$562	$(7,229)	$(7,791)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

See accompanying Notes to Financial Statements.

Babson Total Return Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED)

December 31, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 87.5%*:

Asset-Backed Securities — 17.4%*:

CDO/CLO — 5.0%*:
ALM XIV Ltd. 2014-14A A1^	1.75	#%	7/28/2026	250,000	$249,391	$247,339
Atlas Senior Loan Fund V Ltd. 2014-1A A^	1.87	#	7/16/2026	250,000	249,806	248,133
Carlyle Global Market Strategies CLO Ltd. 2014-1A A^	1.84	#	4/17/2025	250,000	250,000	248,805
Carlyle Global Market Strategies CLO Ltd. 2014-4A A1^	1.82	#	10/15/2026	250,000	250,000	248,306
Madison Park Funding XIV Ltd. 2014-14A A2^	1.77	#	7/20/2026	250,000	249,847	247,420

Total CDO/CLO				1,250,000	1,249,044	1,240,003

Other Asset-Backed Securities — 12.4%*:
Access Group, Inc. 2006-1 B	0.84	#	8/25/2037	84,373	73,376	74,654
Access Group, Inc. 2015-1 A^	1.12	#	7/25/2056	91,925	89,873	89,245
Access Group, Inc. 2015-1 B^	1.92	#	7/25/2058	100,000	86,137	84,849
Arbys Funding LLC 2015-1A A2^	4.97		10/30/2045	40,000	40,000	39,996
Avis Budget Rental Car Funding AESOP LLC 2010-5A A^	3.15		3/20/2017	62,500	62,965	62,657
Citi Held For Asset Issuance 2015-PM1 A^	1.85		12/15/2021	67,264	67,263	67,131
CKE Restaurant Holdings, Inc. 2013-1A A2^	4.47		3/20/2043	124,637	127,668	123,925
College Loan Corp. Trust I 2005-2 B	0.81	#	1/15/2037	133,062	116,160	115,302
CPS Auto Receivables Trust 2011-C A^	4.21		3/15/2019	48,096	48,678	48,291
CPS Auto Receivables Trust 2013-A A^	1.31		6/15/2020	95,043	94,658	94,083
DB Master Finance LLC 2015-1A A2I^	3.26		2/20/2045	99,250	99,281	98,207
Diamond Resorts Owner Trust 2015-1 A^	2.73		7/20/2027	74,574	74,567	74,433
Domino’s Pizza Master Issuer LLC 2015 1A-A2I^	3.48		10/25/2045	60,000	60,000	58,800
Domino’s Pizza Master Issuer LLC 2015-1A A2II^	4.47		10/25/2045	60,000	60,000	59,737
Drive Auto Receivables Trust 2015-CA A3^	1.38		10/15/2018	125,000	124,997	124,717
Drug Royalty LP 1 2012-1 A1^	5.57	#	7/15/2024	60,000	61,791	61,335
Entegry New Orleans Storm Recovery Funding I LLC 2015-1 A	2.67		6/1/2027	100,000	99,977	102,019
GSAMP Trust 2005-SEA2 A1^	0.77	#	1/25/2045	26,050	25,010	25,401
J.G. Wentworth XXXV LLC 2015-2A A^	3.87		3/15/2058	49,950	49,911	49,391
Miramax LLC 2014-1A A2^	3.34		7/20/2026	77,480	78,026	76,923
Nelnet Student Loan Trust 2008-3 A4	2.04	#	11/25/2024	125,000	127,478	125,802
NRZ Advance Receivables Trust 2015-T3 AT3^	2.54		11/15/2046	100,000	100,000	99,837
Ocwen Master Advance Receivables Trust 2015-T1 AT1^	2.54		9/17/2046	100,000	100,000	99,913
OneMain Financial Issuance Trust 2014-2A A^	2.47		9/18/2024	130,000	130,465	129,744
Popular ABS Mortgage Pass-Through Trust 2006-B A3	0.70	#	5/25/2036	76,590	73,378	73,964
Santander Drive Auto Receivables Trust 2014-4 B	1.82		5/15/2019	120,000	120,530	120,108

See accompanying Notes to Financial Statements.

Babson Total Return Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Sierra Timeshare Receivables Funding LLC 2015-2A B^	3.02%		6/20/2032	75,408	$75,392	$74,319
SLC Private Student Loan Trust 2006-A A5	0.49	#	7/15/2036	102,316	101,705	101,406
SLC Private Student Loan Trust 2006-A C	0.77	#	7/15/2036	140,000	124,012	122,457
SLC Student Loan Trust 2005-1 B	0.56	#	2/15/2045	121,019	103,169	101,036
SLM Student Loan Trust 2002-7 A11	1.75	#	3/15/2028	50,000	49,388	49,910
SLM Student Loan Trust 2003-4 B	1.16	#	6/15/2038	88,048	80,362	77,863
SLM Student Loan Trust 2005-4 B	0.50	#	7/25/2040	118,753	100,041	99,885
Sonic Capital LLC 2011-1A A2^	5.44		5/20/2041	118,464	124,336	120,887
SpringCastle America Funding LLC 2014-AA A^	2.70		5/25/2023	59,886	60,069	59,754
TAL Advantage I LLC 2006-1A^	0.59	#	4/20/2021	50,000	49,782	49,901

Total Other Asset-Backed Securities				3,154,688	3,060,445	3,037,882

Total Asset-Backed Securities				4,404,688	4,309,489	4,277,885

Convertible Bonds — 0.4%*:

Oil and Gas — 0.1%*:
Whiting Petroleum Corp.^	1.25		4/1/2020	45,000	44,868	30,600

Retail — 0.0%*:
GNC Holdings, Inc.^	1.50		8/15/2020	5,000	5,000	4,003

Semiconductors — 0.3%*:
Micron Technology, Inc.	3.00		11/15/2043	75,000	69,359	62,344

Total Convertible Bonds				125,000	119,227	96,947

Corporate Bonds — 32.1%*:

Advertising — 0.1%*:
WPP Finance 2010+	5.63		11/15/2043	35,000	38,240	35,508

Agriculture — 1.3%*:
Altria Group, Inc.	2.85		8/9/2022	50,000	48,219	48,744
Altria Group, Inc.	4.25		8/9/2042	30,000	26,806	27,526
Bunge Ltd. Finance Corp.	3.50		11/24/2020	5,000	4,996	4,972
Imperial Tobacco Finance PLC+^	3.75		7/21/2022	200,000	196,950	200,801
Reynolds American, Inc.	4.45		6/12/2025	30,000	30,648	31,375

Total Agriculture				315,000	307,619	313,418

Auto Manufacturers — 0.6%*:
Ford Motor Co.	7.45		7/16/2031	60,000	76,598	74,041
General Motors Co.	5.20		4/1/2045	35,000	34,577	32,820
General Motors Financial Co., Inc.	4.30		7/13/2025	50,000	49,652	48,485

Total Auto Manufacturers				145,000	160,827	155,346

Beverages — 0.2%*:
Anheuser-Busch InBev Worldwide, Inc.+	8.20		1/15/2039	35,000	52,599	50,451

See accompanying Notes to Financial Statements.

Babson Total Return Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Biotechnology — 0.4%*:
Amgen, Inc.	5.15%	11/15/2041	25,000	$26,068	$25,381
Celgene Corp.	3.55	8/15/2022	60,000	59,845	60,583
Gilead Sciences, Inc.	4.75	3/1/2046	10,000	9,959	10,120

Total Biotechnology			95,000	95,872	96,084

Chemicals — 0.7%*:
LYB International Finance B.V.	5.25	7/15/2043	35,000	36,014	33,603
RPM International, Inc.	6.13	10/15/2019	90,000	100,622	98,445
Westlake Chemical Corp.	3.60	7/15/2022	50,000	49,491	48,756

Total Chemicals			175,000	186,127	180,804

Commercial Banks — 5.1%*:
Associated Banc-Corp	2.75	11/15/2019	45,000	45,237	44,667
Associated Banc-Corp	4.25	1/15/2025	70,000	70,021	70,043
Bank of America Corp.	7.63	6/1/2019	120,000	140,535	138,998
Bank of America Corp. MTN	3.95	4/21/2025	45,000	43,882	43,820
Bank of America Corp. MTN	4.00	4/1/2024	25,000	25,614	25,568
Bank of America Corp. MTN	5.88	2/7/2042	25,000	28,745	29,177
Bank of Nova Scotia (The)+	4.50	12/16/2025	20,000	19,998	19,908
Barclays PLC+	4.38	9/11/2024	60,000	58,045	58,669
Citigroup, Inc.	3.88	3/26/2025	60,000	58,352	58,397
Discover Bank	7.00	4/15/2020	30,000	34,447	34,158
Goldman Sachs Group, Inc. (The)	5.15	5/22/2045	70,000	67,739	67,997
Goldman Sachs Group, Inc. (The)	5.95	1/15/2027	50,000	56,175	55,618
ICICI Bank Ltd.+^	4.75	11/25/2016	200,000	205,381	204,727
JPMorgan Chase & Co.	4.50	1/24/2022	25,000	26,771	26,965
JPMorgan Chase & Co.	4.95	6/1/2045	40,000	39,298	39,992
Morgan Stanley	3.95	4/23/2027	100,000	94,692	97,058
Morgan Stanley MTN	6.63	4/1/2018	110,000	121,423	120,618
Santander Holdings USA, Inc.	2.65	4/17/2020	35,000	34,663	34,337
SVB Financial Group	3.50	1/29/2025	40,000	39,059	38,323
Wells Fargo & Co. MTN	4.30	7/22/2027	40,000	39,852	40,861

Total Commercial Banks			1,210,000	1,249,929	1,249,901

Commercial Services — 0.5%*:
ERAC USA Finance LLC^	5.63	3/15/2042	20,000	21,568	21,465
McGraw Hill Financial, Inc.	3.30	8/14/2020	45,000	44,950	45,384
McGraw Hill Financial, Inc.	4.00	6/15/2025	50,000	50,206	50,122

Total Commercial Services			115,000	116,724	116,971

Construction Materials — 0.2%*:
Owens Corning	4.20	12/1/2024	50,000	49,322	48,663

Distribution/Wholesale — 0.2%*:
Ingram Micro, Inc.	4.95	12/15/2024	45,000	46,313	44,834

See accompanying Notes to Financial Statements.

Babson Total Return Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified Financial Services — 1.6%*:
Affiliated Managers Group, Inc.	4.25%	2/15/2024	50,000	$51,487	$50,506
Air Lease Corp.	2.63	9/4/2018	110,000	109,515	108,731
Air Lease Corp.	3.38	1/15/2019	25,000	25,599	25,125
Discover Financial Services	3.75	3/4/2025	30,000	28,821	28,809
General Electric Capital Corp. MTN	6.88	1/10/2039	35,000	47,063	47,708
Lazard Group LLC	4.25	11/14/2020	130,000	136,616	134,651

Total Diversified Financial Services			380,000	399,101	395,530

Electric — 1.4%*:
Appalachian Power Co.	6.70	8/15/2037	30,000	37,713	35,920
CMS Energy Corp.	3.88	3/1/2024	50,000	51,413	50,757
Duke Energy Florida LLC	3.10	8/15/2021	50,000	51,446	51,061
LG&E and KU Energy LLC	4.38	10/1/2021	50,000	53,913	52,832
NiSource Finance Corp.	6.13	3/1/2022	50,000	57,501	57,231
Pacific Gas & Electric Co.	5.80	3/1/2037	25,000	29,412	29,067
Puget Sound Energy, Inc.	4.30	5/20/2045	30,000	30,671	30,386
Southwestern Public Service Co.	6.00	10/1/2036	30,000	35,767	34,921

Total Electric			315,000	347,836	342,175

Electrical Components and Equipment — 0.2%*:
Legrand France SA+	8.50	2/15/2025	35,000	47,366	46,495

Electronics — 0.4%*:
Agilent Technologies, Inc.	3.88	7/15/2023	50,000	50,605	50,036
Jabil Circuit, Inc.	7.75	7/15/2016	50,000	$51,548	$51,250

Total Electronics			100,000	102,153	101,286

Environmental Control — 0.5%*:
Republic Services, Inc.	4.75	5/15/2023	50,000	54,400	54,470
Waste Management, Inc.	7.00	7/15/2028	50,000	65,542	62,951

Total Environmental Control			100,000	119,942	117,421

Food — 0.2%*:
Kraft Heinz Foods Co.^	2.80	7/2/2020	40,000	40,253	39,897
Whole Foods Market, Inc.^	5.20	12/3/2025	20,000	19,972	19,970

Total Food			60,000	60,225	59,867

Forestry and Paper Products — 0.7%*:
Celulosa Arauco y Constitucion SA+	4.75	1/11/2022	30,000	31,226	30,534
Domtar Corp.	4.40	4/1/2022	50,000	50,835	50,841
International Paper Co.	9.38	5/15/2019	73,000	88,121	87,608

Total Forestry and Paper Products			153,000	170,182	168,983

Gas — 0.3%*:
CenterPoint Energy Resources Corp.	4.50	1/15/2021	25,000	26,911	26,241

See accompanying Notes to Financial Statements.

Babson Total Return Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Gas (Continued)
CenterPoint Energy Resources Corp.	5.85%		1/15/2041	20,000	$23,462	$22,091
Laclede Group, Inc. (The)	4.70		8/15/2044	25,000	25,261	24,677

Total Gas				70,000	75,634	73,009

Healthcare-Products — 0.1%*:
Zimmer Biomet Holdings, Inc.	3.55		4/1/2025	35,000	34,231	34,010

Housewares — 0.2%*:
Newell Rubbermaid, Inc.	3.90		11/1/2025	20,000	19,938	18,046
Toro Co. (The)	7.80		6/15/2027	25,000	32,290	31,572

Total Housewares				45,000	52,228	49,618

Insurance — 2.1%*:
Allstate Corp. (The)	5.75	#	8/15/2053	110,000	116,575	113,080
Arch Capital Group US, Inc.	5.14		11/1/2043	25,000	25,314	25,295
Brown & Brown, Inc.	4.20		9/15/2024	30,000	30,210	29,624
Liberty Mutual Group, Inc.^	4.25		6/15/2023	50,000	51,614	50,803
Marsh & McLennan Cos., Inc.	5.88		8/1/2033	20,000	23,217	22,959
Prudential Financial, Inc.	8.88	#	6/15/2038	100,000	117,144	112,500
Unum Group	4.00		3/15/2024	30,000	30,881	29,949
Voya Financial, Inc.	5.65	#	5/15/2053	35,000	35,861	34,475
Willis North America, Inc.+	7.00		9/29/2019	50,000	56,360	56,037
XLIT Ltd.+	5.50		3/31/2045	30,000	28,757	28,028

Total Insurance				480,000	515,933	502,750

Internet — 1.2%*:
Baidu, Inc.+	2.25		11/28/2017	200,000	200,969	200,022
Expedia, Inc.^	5.00		2/15/2026	40,000	39,815	38,950
Expedia, Inc.	7.46		8/15/2018	45,000	50,675	50,147

Total Internet				285,000	291,459	289,119

Investment Company Security — 0.3%*:
Ares Capital Corp.	3.88		1/15/2020	30,000	30,673	30,456
FS Investment Corp.	4.00		7/15/2019	30,000	30,546	29,724

Total Investment Company Security				60,000	61,219	60,180

Iron/Steel — 0.8%*:
Reliance Steel & Aluminum Co.	6.20		11/15/2016	55,000	57,142	56,844
Vale Overseas Ltd.+	6.25		1/23/2017	120,000	124,903	119,772
Vale Overseas Ltd.+	6.88		11/10/2039	25,000	$23,959	$17,373

Total Iron/Steel				200,000	206,004	193,989

IT Services — 0.2%*:
Leidos Holdings, Inc.	4.45		12/1/2020	50,000	50,396	49,769

See accompanying Notes to Financial Statements.

Babson Total Return Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Lodging — 0.4%*:
Wyndham Worldwide Corp.	5.63%	3/1/2021	90,000	$98,554	$96,776

Media — 0.8%*:
CCO Safari II LLC^	4.46	7/23/2022	90,000	90,000	89,686
Discovery Communications LLC	4.88	4/1/2043	25,000	22,733	20,578
Time Warner Cable, Inc.	4.50	9/15/2042	60,000	49,155	47,087
Time Warner Cable, Inc.	5.50	9/1/2041	35,000	32,612	31,627

Total Media			210,000	194,500	188,978

Medical Equipment and Devices Manufacturing — 0.2%*:
St. Jude Medical, Inc.	2.80	9/15/2020	40,000	39,983	40,015

Mining — 0.2%*:
Freeport-McMoRan, Inc.	4.00	11/14/2021	45,000	42,926	27,000
Newcrest Finance Pty Ltd.+^	4.45	11/15/2021	30,000	29,859	27,176

Total Mining			75,000	72,785	54,176

Miscellaneous Manufacturing — 0.4%*:
Carlisle Cos., Inc.	3.75	11/15/2022	50,000	50,195	49,514
Textron, Inc.	4.30	3/1/2024	50,000	51,387	50,926

Total Miscellaneous Manufacturing			100,000	101,582	100,440

Oil and Gas — 2.0%*:
Anadarko Petroleum Corp.	6.45	9/15/2036	45,000	52,511	43,374
Newfield Exploration Co.	5.38	1/1/2026	140,000	139,858	115,850
Petroleos Mexicanos+	5.50	1/21/2021	55,000	59,702	55,479
Phillips 66	4.30	4/1/2022	50,000	52,508	51,440
Phillips 66	4.65	11/15/2034	30,000	29,838	28,118
Pioneer Natural Resources Co.	7.50	1/15/2020	50,000	58,089	53,105
Rowan Cos., Inc.	4.88	6/1/2022	25,000	24,948	18,385
Rowan Cos., Inc.	5.00	9/1/2017	80,000	82,923	79,398
Southwestern Energy Co.	4.10	3/15/2022	75,000	74,200	47,172

Total Oil and Gas			550,000	574,577	492,321

Oil and Gas Services — 0.6%*:
Schlumberger Holdings Corp.	4.00	12/21/2025	25,000	24,984	24,670
SESI LLC	7.13	12/15/2021	50,000	52,818	44,500
Weatherford International Ltd.	5.95	4/15/2042	30,000	25,087	21,075
Weatherford International Ltd.	6.00	3/15/2018	50,000	52,470	46,105

Total Oil and Gas Services			155,000	155,359	136,350

Packaging and Containers — 0.4%*:
Brambles USA, Inc.+^	4.13	10/23/2025	10,000	9,976	10,056
Brambles USA, Inc.+^	5.35	4/1/2020	50,000	54,784	54,520
Sonoco Products Co.	4.38	11/1/2021	41,000	43,569	42,703

Total Packaging and Containers			101,000	108,329	107,279

See accompanying Notes to Financial Statements.

Babson Total Return Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Pharmaceuticals — 1.2%*:
AbbVie, Inc.	4.50%	5/14/2035	30,000	$29,814	$29,388
Actavis Funding SCS+	3.45	3/15/2022	50,000	49,714	50,055
Allergan, Inc.	2.80	3/15/2023	50,000	46,337	47,091
AstraZeneca PLC+	6.45	9/15/2037	35,000	45,067	44,261
McKesson Corp.	6.00	3/1/2041	50,000	55,963	57,561
Mylan, Inc.	2.55	3/28/2019	60,000	59,645	59,215

Total Pharmaceuticals			275,000	286,540	287,571

Pipelines — 0.7%*:
Energy Transfer Partners LP	4.75	1/15/2026	30,000	29,814	25,233
Enterprise Products Operating LLC	5.95	2/1/2041	25,000	26,740	22,963
Kinder Morgan Energy Partners LP MTN	6.95	1/15/2038	30,000	32,060	25,767
Kinder Morgan, Inc.	3.05	12/1/2019	35,000	35,121	32,393
MPLX LP	4.00	2/15/2025	90,000	88,151	75,642

Total Pipelines			210,000	211,886	181,998

Property & Casualty Insurance — 0.0%*:
Marsh & McLennan Cos., Inc.	3.75	3/14/2026	10,000	9,992	10,013

Real Estate — 0.1%*:
Prologis LP	3.35	2/1/2021	25,000	25,512	25,314

Real Estate Investment Trusts — 1.0%*:
American Tower Corp.	3.45	9/15/2021	80,000	80,064	80,392
Brandywine Operating Partnership LP	4.95	4/15/2018	40,000	42,218	41,863
DDR Corp.	4.75	4/15/2018	3,000	3,168	3,138
Digital Delta Holdings LLC^	3.40	10/1/2020	20,000	19,958	20,022
Digital Realty Trust LP	3.95	7/1/2022	35,000	35,236	34,755
Host Hotels & Resorts LP	4.75	3/1/2023	50,000	52,413	51,677

Total REITS			228,000	233,057	231,847

Retail — 2.3%*:
Advance Auto Parts, Inc.	4.50	12/1/2023	50,000	51,961	50,981
CVS Health Corp.	3.50	7/20/2022	120,000	119,951	122,107
CVS Pass-Through Trust^	5.93	1/10/2034	31,583	36,267	34,693
El Puerto de Liverpool SAB de CV+^	3.95	10/2/2024	200,000	199,042	194,250
O’Reilly Automotive, Inc.	3.85	6/15/2023	45,000	45,868	45,400
O’Reilly Automotive, Inc.	4.88	1/14/2021	30,000	32,845	32,451
Wal-Mart Stores, Inc.	5.63	4/1/2040	30,000	35,744	35,695
Walgreens Boots Alliance, Inc.	2.70	11/18/2019	25,000	25,189	24,953
Walgreens Boots Alliance, Inc.	3.80	11/18/2024	35,000	34,585	33,956

Total Retail			566,583	581,452	574,486

See accompanying Notes to Financial Statements.

Babson Total Return Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Semiconductors — 0.3%*:
KLA-Tencor Corp.	4.65%		11/1/2024	30,000	$30,158	$30,185
Lam Research Corp.	2.75		3/15/2020	50,000	49,918	48,353

Total Semiconductors				80,000	80,076	78,538

Software — 0.2%*:
Hewlett Packard Enterprise Co.^	3.60		10/15/2020	20,000	19,995	20,046
Oracle Corp.	5.38		7/15/2040	35,000	39,097	38,936

Total Software				55,000	59,092	58,982

Telecommunications — 1.3%*:
AT&T, Inc.	3.40		5/15/2025	40,000	38,423	38,444
AT&T, Inc.	6.55		2/15/2039	25,000	29,062	28,104
Crown Castle Towers LLC^	4.17		8/15/2037	120,000	123,995	122,704
Telefonaktiebolaget LM Ericsson+	4.13		5/15/2022	30,000	31,340	30,757
Verizon Communications, Inc.	3.50		11/1/2024	35,000	34,375	34,569
Verizon Communications, Inc.	7.75		12/1/2030	40,000	52,618	51,214

Total Telecommunications				290,000	309,813	305,792

Transportation — 0.3%*:
Burlington Northern Santa Fe LLC	6.75		3/15/2029	25,000	31,211	30,809
Penske Truck Leasing Co. LP/PTL Finance Corp.^	3.38		2/1/2022	45,000	44,154	43,694

Total Transportation				70,000	75,365	74,503

Trucking and Leasing — 0.2%*:
Aviation Capital Group Corp.^	2.88		9/17/2018	40,000	39,838	39,771

Total Corporate Bonds				7,758,583	8,095,773	7,861,331

Foreign Government — 0.4%*:

Canada — 0.2%*:
Province of Quebec Canada+	2.63		2/13/2023	25,000	25,241	24,784
Province of Quebec Canada+	7.50		9/15/2029	15,000	21,773	21,573

Total Canada				40,000	47,014	46,357

Mexico — 0.2%*:
Mexico Government International Bond+	5.55		1/21/2045	60,000	64,737	61,350

Total Foreign Government				100,000	111,751	107,707

Mortgage-Backed Securities — 6.7%*:
Banc of America Commercial Mortgage Trust 2008-1 A4	6.22	#	2/10/2051	118,508	128,922	125,507
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR14 AM	5.24		12/11/2038	120,000	125,459	122,336
Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 AM	5.62	#	4/12/2038	130,000	133,129	130,614

See accompanying Notes to Financial Statements.

Babson Total Return Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Mortgage-Backed Securities (Continued)
Bear Stearns Commercial Mortgage Securities Trust 2006-TOP24 AM	5.57	# %	10/12/2041	120,000	$125,783	$122,439
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AM	5.88	#	6/11/2050	85,000	91,272	89,413
Fannie Mae Connecticut Avenue Securities CAS 2015-C03 1M1	1.92	#	7/25/2025	97,143	97,264	97,171
Fannie Mae Connecticut Avenue Securities CAS 2015-C04 1M1	2.02	#	4/25/2028	59,266	59,266	59,195
GS Mortgage Securities Trust 2015-GC32 B	4.40	#	7/10/2048	100,000	102,970	102,414
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7 AM	5.91	#	4/15/2045	120,000	124,587	121,143
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CIBC20 AM	5.88	#	2/12/2051	110,000	119,588	116,139
ML-CFC Commercial Mortgage Trust 2006-3 AM	5.46	#	7/12/2046	70,000	72,708	71,149
ML-CFC Commercial Mortgage Trust 2006-4 AM	5.20		12/12/2049	120,000	125,470	123,153
Morgan Stanley Capital I Trust 2006-IQ12 AM	5.37		12/15/2043	120,000	125,998	122,276
Morgan Stanley Capital I Trust 2008-TOP29 A4	6.27	#	1/11/2043	114,883	125,769	122,245
Wachovia Bank Commercial Mortgage Trust 2007-C33 A1A	5.95	#	2/15/2051	108,490	116,765	113,645

Total Mortgage-Backed Securities				1,593,290	1,674,950	1,638,839

U.S. Treasury & Government Agencies — 30.5%*:
Federal Home Loan Mortgage Corp.	3.50		11/1/2045	249,622	259,973	257,612
Federal Home Loan Mortgage Corp. TBA	3.50		1/1/2046	175,000	180,715	180,127
Federal Home Loan Mortgage Corp. TBA	4.00		1/1/2046	450,000	476,437	475,312
Federal National Mortgage Association	3.50		11/1/2045	323,638	337,431	334,555
Federal National Mortgage Association	3.50		12/1/2045	448,565	464,540	463,842
Federal National Mortgage Association TBA	2.50		1/1/2031	600,000	607,031	604,781
Federal National Mortgage Association TBA	2.50		1/1/2046	575,000	557,548	555,347
Federal National Mortgage Association TBA	3.00		1/1/2046	1,050,000	1,048,031	1,049,754
Federal National Mortgage Association TBA	4.00		1/1/2046	250,000	264,883	264,492
Government National Mortgage Association TBA	3.00		1/1/2046	350,000	354,594	354,566
Government National Mortgage Association TBA	3.50		1/1/2046	400,000	416,969	417,000
Government National Mortgage Association TBA	4.50		1/1/2046	1,175,000	1,259,269	1,262,391
U.S. Treasury Bond``	3.00		11/15/2044	795,000	795,385	792,112
U.S. Treasury Bond	3.50		2/15/2039	325,000	361,669	359,481
U.S. Treasury Note	1.38		4/30/2020	120,000	118,476	118,448

Total U.S. Treasury & Government Agencies				7,286,825	7,502,951	7,489,820

Total Fixed Income				21,268,386	21,814,141	21,472,529

See accompanying Notes to Financial Statements.

Babson Total Return Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

			SHARES	COST	FAIR VALUE
Mutual Fund — 8.6%*:
Babson U.S. High Yield Fund			218,295	$2,100,000	$2,104,366

	STRIKE PRICE	EXPIRATION DATE	NOTIONAL	COST	FAIR VALUE
Purchased Options — 0.5%*:

Call Option Purchased — 0.5%*:
OTC—BCM Option with JPMorgan Chase Bank, N.A.	$6.65	7/27/2016	4,760,000	50,190	126,564

Put Options Purchased — 0.0%*:
OTC—BCM Swaption with JPMorgan Chase Bank, N.A	120.00	3/16/2016	1,800,000	3,780	2,110
OTC—BCM Swaption with JPMorgan Chase Bank, N.A	120.00	3/16/2016	3,600,000	7,560	4,219
OTC—BCM Swaption with JPMorgan Chase Bank, N.A	120.00	3/16/2016	650,000	1,170	762

Total Put Options			6,050,000	12,510	7,091

Total Purchased Options			10,810,000	62,700	133,655

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments — 25.4%*:

Bank Deposit — 4.2%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01%	1/4/2016	1,029,894	1,029,894	1,029,894

Commercial Paper — 20.7%*:

Chemicals — 5.1%*:
Agrium, Inc.	Zero Coupon	1/15/2016	625,000	624,793	624,793
Airgas, Inc.	Zero Coupon	3/28/2016	625,000	623,565	623,565

Total Chemicals			1,250,000	1,248,358	1,248,358

Electric — 2.5%*:
Public Service Enterprise Group, Inc.	Zero Coupon	1/28/2016	625,000	624,555	624,555

Packaging and Containers — 2.9%*:
Bemis Co., Inc.	Zero Coupon	1/20/2016	700,000	699,704	699,704

Pipelines — 2.5%*:
TransCanada	Zero Coupon	2/16/2016	625,000	624,026	624,026

Software — 2.6%*:
Hewlett Packard Enterprise Co.	Zero Coupon	1/11/2016	625,000	624,835	624,835

See accompanying Notes to Financial Statements.

Babson Total Return Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Commercial Paper (Continued)

Telecommunications — 5.1%*:
Deutsche Telecom AG+	Zero Coupon	1/29/2016	625,000	$624,587	$624,587
Telus Corp.+	Zero Coupon	2/17/2016	625,000	624,502	624,502

Total Telecommunications			1,250,000	1,249,089	1,249,089

Total Commercial Paper			5,075,000	5,070,567	5,070,567

Corporate Bonds — 0.5%*:

Commercial Banks — 0.1%*:
Bank of America Corp. MTN	3.63%	3/17/2016	25,000	25,148	25,129

Telecommunications — 0.3%*:
Embarq Corp.	7.08	6/1/2016	30,000	30,655	30,468
Telefonica Emisiones SAU+	3.99	2/16/2016	40,000	40,144	40,110

Total Telecommunications			70,000	70,799	70,578

Transportation — 0.1%*:
Penske Truck Leasing Co. LP/PTL Finance Corp.^	2.50	3/15/2016	35,000	35,095	35,060

Total Corporate Bonds			130,000	131,042	130,767

Total Short-Term Investments			6,234,894	6,231,503	6,231,228

Total Investments			38,531,575	30,208,344	29,941,778

Other assets and liabilities — (22.0%)*					(5,407,219)

Net Assets — 100.0%					$24,534,559

MTN	Medium Term Note
OTC	Over the Counter
TBA	To Be Announced: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	89.8%
Canada	2.4%
Germany	2.1%
United Kingdom	1.2%
Mexico	1.1%
Other (Individually less than 1%)	3.4%

Total	100.0%

See accompanying Notes to Financial Statements.

Babson Total Return Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2015.
``	Security has been fully or partially segregated to cover margin requirements for open futures contracts as of December 31, 2015.

A summary of outstanding derivatives at December 31, 2015 is as follows:

Cross Currency Forward Foreign Currency Exchange Contracts

EXPIRATION DATE	DELIVER/ RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED APPRECIATION (DEPRECIATION)
3/1/16	HRK/EUR	Bank of America N.A.	99,494	13,000	$(5)
2/2/16	HUF/EUR	JPMorgan Chase Bank N.A.	7,841,130	25,000	(184)
2/2/16	PLN/EUR	Citibank N.A.	136,861	32,000	67
2/2/16	RON/EUR	JPMorgan Chase Bank N.A.	57,719	13,000	(256)

Net unrealized depreciation on cross currency forward foreign currency exchange contracts					$(378)

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
2/2/16	Bank of America N.A.	BRL	108,297	27,104	28,000	$(896)
2/2/16	Citibank N.A.	COP	39,553,080	12,424	14,000	(1,576)
2/2/16	JPMorgan Chase Bank N.A.	IDR	196,546,000	14,081	14,000	81
2/2/16	Bank of America N.A.	KZT	4,449,200	12,412	14,000	(1,588)
2/2/16	Bank of America N.A.	MXN	347,678	20,133	21,000	(867)
2/2/16	Bank of America N.A.	MYR	90,453	20,958	21,000	(42)
2/2/16	Bank of America N.A.	NOK	59,734	6,746	7,000	(254)
2/2/16	JPMorgan Chase Bank N.A.	RUB	451,982	6,156	6,811	(655)
2/2/16	Bank of America N.A.	SEK	59,740	7,083	7,000	83
2/2/16	Bank of America N.A.	TRY	101,524	34,522	35,000	(478)
2/2/16	Bank of America N.A.	ZAR	685,859	44,125	49,000	(4,875)

Net unrealized depreciation on forward foreign exchange contracts to buy						$(11,067)

See accompanying Notes to Financial Statements.

Babson Total Return Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
2/2/16	Bank of America N.A.	AUD	15,490	11,272	11,000	$(272)
3/1/16	Bank of America N.A.	AUD	4,170	3,030	3,000	(30)
2/2/16	Bank of America N.A.	BRL	108,297	27,105	27,762	657
2/2/16	Bank of America N.A.	CAD	14,416	10,419	11,000	581
2/2/16	JPMorgan Chase Bank N.A.	CHF	13,835	13,829	14,000	171
2/2/16	Citibank N.A.	CLP	7,679,650	10,802	11,000	198
3/1/16	Bank of America N.A.	CLP	2,156,400	3,024	3,000	(24)
2/2/16	Bank of America N.A.	GBP	9,086	13,396	14,000	604
2/2/16	JPMorgan Chase Bank N.A.	IDR	196,546,000	14,081	13,986	(95)
3/1/16	JPMorgan Chase Bank N.A.	IDR	396,340,000	28,143	28,000	(143)
2/2/16	Bank of America N.A.	KZT	4,449,200	12,412	12,649	237
2/2/16	Citibank N.A.	MYR	29,757	6,895	7,000	105
2/2/16	JPMorgan Chase Bank N.A.	NOK	59,734	6,747	6,860	113
2/2/16	JPMorgan Chase Bank N.A.	NZD	27,180	18,558	18,000	(558)
3/1/16	Bank of America N.A.	PEN	48,062	13,946	14,000	54
2/2/16	JPMorgan Chase Bank N.A.	PHP	660,226	14,036	14,000	(36)
2/2/16	Bank of America N.A.	RUB	451,982	6,156	7,000	844
3/1/16	JPMorgan Chase Bank N.A.	RUB	474,030	6,410	7,000	590
2/2/16	JPMorgan Chase Bank N.A.	SEK	59,740	7,083	7,047	(36)
2/2/16	JPMorgan Chase Bank N.A.	SGD	49,135	34,619	35,000	381

Net unrealized appreciation on forward foreign exchange contracts to sell						$3,341

Currency Legend

AUD	–	Australian Dollar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
CLP	–	Chilean Peso
COP	–	Colombian Peso
GBP	–	British Pound Sterling
HRK	–	Croatian Kuna
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
KZT	–	Kazakhstani Tenge
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NOK	–	Norwegian Krona
NZD	–	New Zealand Dollar
PEN	–	Peruvian Nouveau Sol
PHP	–	Philippines Peso
PLN	–	Polish Zloty
RON	–	New Romanian Leu

See accompanying Notes to Financial Statements.

Babson Total Return Bond Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

RUB	–	Russian Ruble
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
TRY	–	New Turkish Lira
ZAR	–	South African Rand

Futures

TYPE	EXPIRATION DATE	CONTRACTS	POSITION	FAIR VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
U.S. 2-Year Treasury Note	03/31/16	15	Long	$3,258,516	$(5,993)
U.S. 5-Year Treasury Note	03/31/16	24	Long	2,839,688	(6,193)
U.S. Long Bond	03/21/16	1	Long	153,750	434
U.S. Ultra Bond	03/21/16	1	Long	158,687	950

					$(10,802)

TYPE	EXPIRATION DATE	CONTRACTS	POSITION	FAIR VALUE	UNREALIZED APPRECIATION
U.S. 10-Year Treasury Note	03/21/16	6	Short	$755,438	$2,590

Credit Default Swaps – Sell Protection(1)

REFERENCE OBLIGATION	FIIXED-DEAL RECEIVED RATE	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT(2)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE(3)	UNREALIZED DEPRECIATION
Markit CMBX.NA. BBB-.6	3.00%	11/17/45	JPMorgan Chase Bank N.A.	60,000	60,000	$147	$(1,885)	$(2,032)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

See accompanying Notes to Financial Statements.

Babson Emerging Markets Debt Blended Total Return Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED)

December 31, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 94.0%*:

Corporate Bonds — 34.8%*+:

Chemicals — 4.0%*:
Consolidated Energy Finance SA^	6.75%		10/15/2019	200,000	$199,040	$191,190
OCP SA	6.88		4/25/2044	200,000	209,978	195,844

Total Chemicals				400,000	409,018	387,034

Commercial Banks — 10.3%*:
BBVA Bancomer SA^	5.35	#	11/12/2029	200,000	198,513	196,000
Emirates NBD Tier 1 Ltd.	5.75	#	5/29/2049	200,000	200,499	191,000
ICICI Bank Ltd.^	7.25	#	8/29/2049	200,000	202,497	202,000
NBK Tier 1 Financing Ltd.	5.75	#	12/29/2049	200,000	203,244	198,500
Russian Agricultural Bank OJSC Via RSHB Capital SA^	5.30		12/27/2017	200,000	201,840	200,000

Total Commercial Banks				1,000,000	1,006,593	987,500

Construction Materials — 2.2%*:
Cemex Finance LLC^	9.38		10/12/2022	200,000	218,852	210,500

Electric — 6.1%*:
AES El Salvador Trust II^	6.75		3/28/2023	200,000	180,359	178,500
Empresa Electrica Angamos SA	4.88		5/25/2029	200,000	189,057	178,500
Israel Electric Corp. Ltd.^	6.88		6/21/2023	200,000	229,645	228,180

Total Electric				600,000	599,061	585,180

Forestry and Paper Products — 1.9%*:
Klabin Finance SA^	5.25		7/16/2024	200,000	180,276	178,000

Iron/Steel — 2.1%*:
Vale Overseas Ltd.	6.25		1/23/2017	200,000	204,254	199,620

IT Services — 2.2%*:
Lenovo Group Ltd.	4.70		5/8/2019	200,000	208,783	206,558

Real Estate — 4.3%*:
MAF Global Securities Ltd.	7.13	#	10/29/2049	200,000	208,188	202,208
Sino-Ocean Land Perpetual Finance Ltd.^	10.25	#	12/29/2049	200,000	207,245	204,736

Total Real Estate				400,000	415,433	406,944

Telecommunications — 1.7%*:
Digicel Ltd.^	6.75		3/1/2023	200,000	187,243	167,000

Total Corporate Bonds				3,400,000	3,429,513	3,328,336

Foreign Government — 59.2%*+:

Colombia — 2.5%*:
Republic of Colombia	8.13		5/21/2024	200,000	248,881	239,800

See accompanying Notes to Financial Statements.

Babson Emerging Markets Debt Blended Total Return Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Costa Rica — 1.7%*:
Costa Rica Government Bond^	7.16%	3/12/2045	200,000	$183,028	$167,500

Croatia — 2.1%*:
Croatia Government Bond^	5.50	4/4/2023	200,000	208,082	203,040

Dominican Republic — 2.1%*:
Dominican Republic International Bond^	5.88	4/18/2024	200,000	196,709	199,500

El Salvador — 2.1%*:
Republic of El Salvador^	7.38	12/1/2019	200,000	206,725	199,300

Ghana — 2.1%*:
Republic of Ghana^	10.75	10/14/2030	200,000	213,923	202,900

Hungary — 4.3%*:
Hungary Government Bond	6.75	10/22/2028	90,000,000	423,779	407,078

Indonesia — 6.8%*:
Indonesia Treasury Bond	8.38	3/15/2034	6,500,000,000	444,012	441,335
Republic of Indonesia^	5.88	1/15/2024	200,000	222,575	213,750

Total Indonesia			6,500,200,000	666,587	655,085

Israel — 4.5%*:
Israel Government Bond	5.50	1/31/2042	1,200,000	448,574	432,466

Jamaica — 2.1%*:
Government of Jamaica	6.75	4/28/2028	200,000	202,476	198,250

Malaysia — 4.6%*:
Malaysia Government Bond	4.13	4/15/2032	2,000,000	447,340	438,113

Mexico — 10.6%*:
Mexican Bonos	7.75	11/13/2042	10,000,000	682,571	636,050
United Mexican States	3.60	1/30/2025	200,000	199,508	194,800
United Mexican States	5.75	10/12/2049	200,000	188,003	186,500

Total Mexico			10,400,000	1,070,082	1,017,350

Serbia — 4.2%*:
Serbia Treasury Bonds	10.00	2/5/2022	40,000,000	423,706	399,133

Slovenia — 2.1%*:
Africa Finance Corp.^	4.38	4/29/2020	200,000	203,852	200,556

South Africa — 5.3%*:
South Africa Government Bond	8.75	2/28/2048	9,300,000	624,632	507,292

See accompanying Notes to Financial Statements.

Babson Emerging Markets Debt Blended Total Return Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Uruguay — 2.1%*:
Republica Orient Uruguay	4.38%	10/27/2027	200,000	$199,407	$196,500

Total Foreign Government			6,654,900,000	5,967,783	5,663,863

Total Fixed Income			6,658,300,000	9,397,296	8,992,199

Short-Term Investments — 5.6%*:
Bank Deposit — 0.9%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01	1/4/2016	83,284	83,284	83,284

Foreign Government — 4.7%*+:

Turkey — 4.7%*:
Turkey Government Bond	2.50	5/4/2016	1,305,046	454,822	445,584

Total Short-Term Investments			1,388,330	538,106	528,868

Total Investments			6,659,688,330	9,935,402	9,521,067

Other assets and liabilities – 0.4%*					41,902

Net Assets – 100.0%					$9,562,969

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

Mexico	15.1%
Israel	7.0%
Indonesia	6.9%
South Africa	5.4%
Turkey	4.7%
Malaysia	4.6%
China	4.4%
Hungary	4.3%
Serbia	4.2%
United Arab Emirates	4.2%
El Salvador	4.0%
Brazil	4.0%
Jamaica	3.9%
Colombia	2.5%
Croatia	2.2%
Ghana	2.2%
India	2.1%
Slovenia	2.1%
Russia	2.1%
Dominican Republic	2.1%

See accompanying Notes to Financial Statements.

Babson Emerging Markets Debt Blended Total Return Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

Ukrainian Ssr	2.1%
Uruguay	2.1%
Morocco	2.1%
Trinidad And Tobago	2.0%
Chile	1.9%
Costa Rica	1.8%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2015. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2015.

A summary of outstanding derivatives at December 31, 2015 is as follows:

Cross Currency Forward Foreign Currency Exchange Contracts

EXPIRATION DATE	DELIVER/RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED APPRECIATION (DEPRECIATION)
3/1/16	HRK/EUR	Bank of America N.A.	1,423,532	186,000	$(81)
1/26/16	PLN/EUR	Bank of America N.A.	222,369	52,000	121
1/26/16	PLN/EUR	JPMorgan Chase Bank N.A.	1,718,041	400,000	2,844
2/2/16	RON/EUR	Citibank N.A.	799,838	180,000	(3,381)
2/2/16	RSD/EUR	Citibank N.A.	5,805,600	48,000	(438)

Net unrealized depreciation on cross currency forward foreign currency exchange contracts					$(935)

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
2/2/16	Bank of America N.A.	BRL	1,535,497	384,303	397,000	$(12,697)
1/25/16	JPMorgan Chase Bank N.A.	CAD	391,837	283,192	299,000	(15,808)
1/26/16	Bank of America N.A.	CLP	53,048,000	74,682	76,000	(1,318)
2/2/16	Citibank N.A.	COP	562,178,980	176,590	199,000	(22,410)
1/26/16	Citibank N.A.	IDR	2,518,615,000	181,016	181,000	16
2/2/16	Bank of America N.A.	KZT	63,242,200	176,422	199,000	(22,578)
2/2/16	Citibank N.A.	NOK	840,117	94,884	99,000	(4,116)
2/2/16	JPMorgan Chase Bank N.A.	RUB	6,392,311	87,065	96,331	(9,266)
2/2/16	Bank of America N.A.	SEK	844,895	100,172	99,000	1,172
2/2/16	Bank of America N.A.	TRY	171,140	58,194	59,000	(806)
2/2/16	Bank of America N.A.	ZAR	3,639,250	234,130	260,000	(25,870)
2/9/16	Bank of America N.A.	ZAR	1,441,129	92,595	100,000	(7,405)

Net unrealized depreciation on forward foreign exchange contracts to buy						$(121,086)

See accompanying Notes to Financial Statements.

Babson Emerging Markets Debt Blended Total Return Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/27/16	Bank of America N.A.	AUD	211,203	153,738	151,000	$(2,738)
3/1/16	Bank of America N.A.	AUD	65,336	47,479	47,000	(479)
2/2/16	Bank of America N.A.	BRL	1,535,497	384,303	393,426	9,123
1/25/16	JPMorgan Chase Bank N.A.	CAD	590,621	426,859	450,000	23,141
2/2/16	JPMorgan Chase Bank N.A.	CHF	196,650	196,569	199,000	2,431
1/26/16	Citibank N.A.	CLP	156,555,000	220,400	225,000	4,600
3/1/16	Bank of America N.A.	CLP	39,534,000	55,437	55,000	(437)
1/26/16	Bank of America N.A.	EUR	1,255,597	873,765	1,406,145	26,235
2/2/16	Bank of America N.A.	GBP	129,156	190,416	199,000	8,584
1/26/16	Citibank N.A.	IDR	6,124,059,500	440,144	434,485	(5,660)
3/1/16	JPMorgan Chase Bank N.A.	IDR	8,436,380,000	599,041	596,000	(3,041)
1/26/16	Citibank N.A.	ILS	1,742,400	447,939	450,652	2,714
2/2/16	Bank of America N.A.	KZT	63,242,200	176,422	179,793	3,371
2/2/16	Bank of America N.A.	MXN	2,500,633	144,802	151,000	6,198
2/16/16	Bank of America N.A.	MXN	4,037,004	233,538	243,789	10,251
2/2/16	Bank of America N.A.	MYR	639,400	148,151	148,000	(151)
3/1/16	Citibank N.A.	MYR	404,301	93,596	95,000	1,404
2/2/16	JPMorgan Chase Bank N.A.	NOK	840,117	94,884	96,478	1,594
1/27/16	JPMorgan Chase Bank N.A.	NZD	373,857	255,364	249,000	(6,364)
3/1/16	Bank of America N.A.	PEN	683,167	198,237	199,000	763
2/2/16	JPMorgan Chase Bank N.A.	PHP	9,384,641	199,507	199,000	(507)
2/2/16	Bank of America N.A.	RUB	6,392,311	87,065	99,000	11,935
3/1/16	JPMorgan Chase Bank N.A.	RUB	6,704,132	90,656	99,000	8,344
2/2/16	JPMorgan Chase Bank N.A.	SEK	844,895	100,172	99,667	(505)
2/2/16	JPMorgan Chase Bank N.A.	SGD	697,712	491,593	497,000	5,407

Net unrealized appreciation on forward foreign exchange contracts to sell						$106,213

Currency Legend

AUD	–	Australian Dollar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
CLP	–	Chilean Peso
COP	–	Colombian Peso
EUR	–	Euro
GBP	–	British Pound Sterling
HRK	–	Croatian Kuna
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
KZT	–	Kazakhstani Tenge
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit

See accompanying Notes to Financial Statements.

Babson Emerging Markets Debt Blended Total Return Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

NOK	–	Norwegian Krona
NZD	–	New Zealand Dollar
PEN	–	Peruvian Nouveau Sol
PHP	–	Philippines Peso
PLN	–	Polish Zloty
RON	–	New Romanian Leu
RSD	–	Serbian Dinar.
RUB	–	Russian Ruble
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
TRY	–	New Turkish Lira
ZAR	–	South African Rand

Future

TYPE	EXPIRATION DATE	CONTRACTS	POSITION	FAIR VALUE	UNREALIZED APPRECIATION
U.S. 10-Year Treasury Note	03/21/16	3	Short	$377,719	$1,022

Credit Default Swaps – Sell Protection(1)

REFERENCE OBLIGATION	FIIXED-DEAL RECEIVED RATE	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT(2)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE(3)	UNREALIZED APPRECIATION

Pernerbangan Malaysia Bhd	1.00%	12/20/20	Bank of America N.A.	200,000	200,000	$9,276	$(7,281)	$1,994

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

See accompanying Notes to Financial Statements.

Babson Emerging Markets Debt Blended Total Return Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

OTC – Interest Rate Swaps

DESCRIPTION	NOTIONAL AMOUNT	UNREALIZED APPRECIATION	VALUE
Agreement with Bank of America N.A. dated 12/21/15 receiving a fixed rate of 16.16% paying the notional amount multiplied by the BRL-CDI rate. Expiring 1/2/25	961,503	$10,877	$10,877

See accompanying Notes to Financial Statements.

Babson Emerging Markets Local Currency Debt Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 90.1%*:

Foreign Government — 90.1%*+:

Brazil — 9.0%*:
Brazil Letras do Tesouro Nacional	Zero Coupon	1/1/2017	2,000,000	$463,542	$436,667

Colombia — 10.5%*:
Colombian TES	7.75%	9/18/2030	1,800,000,000	492,987	508,367

Hungary — 4.4%*:
Hungary Government Bond	5.50	12/20/2018	57,000,000	215,244	213,157

Indonesia — 10.5%*:
Indonesia Treasury Bond	8.38	3/15/2034	7,500,000,000	513,213	509,233

Israel — 4.5%*:
Israel Government Bond	5.50	1/31/2042	600,000	221,137	216,230

Malaysia — 11.8%*:
Malaysia Government Bond	3.48	3/15/2023	2,000,000	447,378	446,059
Malaysia Government Bond	4.50	4/15/2030	550,000	128,533	126,802

Total Malaysia			2,550,000	575,911	572,861

Mexico — 4.4%*:
Mexican Bonos	7.75	11/13/2042	3,400,000	218,527	215,798

Philippines — 4.5%*:
Philippine Government International Bond	4.95	1/15/2021	10,000,000	220,930	215,971

Poland — 4.6%*:
Poland Government Bond	5.25	10/25/2020	775,000	221,948	223,043

Romania — 4.3%*:
Romania Government Bond	6.75	6/11/2017	800,000	210,466	207,208

Russia — 4.3%*:
Russian Federal Inflation Linked Bond	2.50	8/16/2023	15,375,150	221,676	209,930

Serbia — 4.1%*:
Serbia Treasury Bonds	10.00	2/5/2022	20,000,000	202,658	199,835

South Africa — 6.6%*:
South Africa Government Bond	8.75	2/28/2048	5,900,000	361,454	321,197

Thailand — 4.6%*:
Thailand Government Bond	1.20	7/14/2021	8,510,800	225,887	223,676

Uruguay — 2.0%*:
Uruguay Government International Bond	4.38	12/15/2028	3,225,630	99,258	97,044

Total Foreign Government			9,430,136,580	4,464,838	4,370,217

Total Fixed Income			9,430,136,580	4,464,838	4,370,217

See accompanying Notes to Financial Statements.

Babson Emerging Markets Local Currency Debt Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments — 9.5%*:
Bank Deposit — 7.5%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01%	1/4/2016	363,781	$363,781	$363,781

Foreign Government — 2.0%*+:

Argentina — 2.0%*:
Argentine Bonad Bonds¤	1.75	10/28/2016	112,000	100,353	94,640

Total Short-Term Investments			475,781	464,134	458,421

Total Investments			9,430,612,361	4,928,972	4,828,638

Other assets and liabilities — 0.4%*					19,248

Net Assets — 100.0%					$4,847,886

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

Malaysia	12.8%
Indonesia	11.4%
Colombia	11.4%
Brazil	9.8%
South Africa	7.2%
Thailand	5.0%
Poland	5.0%
Israel	4.9%
Philippines	4.8%
Mexico	4.8%
Hungary	4.8%
Russia	4.7%
Romania	4.6%
Serbia	4.5%
Uruguay	2.2%
Argentina	2.1%

Total	100.0%

¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).

See accompanying Notes to Financial Statements.

Babson Emerging Markets Local Currency Debt Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
3/8/16	Citibank N.A.	HUF	71,409,975	245,217	247,900	$(2,683)
3/8/16	JPMorgan Chase Bank N.A.	MXN	6,420,288	370,083	375,000	(4,917)
3/8/16	Bank of America N.A.	NOK	435,492	49,169	50,000	(831)
3/8/16	JPMorgan Chase Bank N.A.	PLN	2,677,802	677,275	675,000	2,275
3/8/16	Citibank N.A.	RSD	13,981,250	124,341	125,000	(659)
3/8/16	Citibank N.A.	SEK	421,273	50,059	50,000	59
3/8/16	Citibank N.A.	TRY	2,040,134	686,347	683,550	2,797
3/8/16	Citibank N.A.	ZAR	6,935,295	442,384	470,450	(28,066)

Net unrealized depreciation on forward foreign exchange contracts to buy						$(32,025)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY		LOCAL CURRENCY	VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
3/8/16	Citibank N.A.	AUD	139,422	101,120	100,000	$(1,120)
3/8/16	Bank of America N.A.	CAD	101,793	73,291	75,000	1,709
3/8/16	JPMorgan Chase Bank N.A.	CHF	98,547	98,711	100,000	1,289
3/8/16	Bank of America N.A.	CLP	67,386,200	94,415	94,750	335
3/8/16	JPMorgan Chase Bank N.A.	EUR	730,305	794,572	801,400	6,828
3/8/16	Bank of America N.A.	GBP	66,266	97,679	100,000	2,321
3/8/16	Citibank N.A.	IDR	2,130,034,825	151,251	148,450	(2,801)
3/8/16	Bank of America N.A.	ILS	855,300	220,078	221,634	1,556
3/8/16	Bank of America N.A.	NZD	189,718	129,387	125,000	(4,387)
3/8/16	Citibank N.A.	PHP	14,313,320	303,205	300,700	(2,505)
3/8/16	Bank of America N.A.	RON	892,495	214,448	217,602	3,154
3/8/16	Citibank N.A.	SGD	352,442	247,936	250,000	2,064

Net unrealized appreciation on forward foreign exchange contracts to sell						$8,443

Currency Legend

AUD	–	Australian Dollar
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
CLP	–	Chilean Peso
EUR	–	Euro
GBP	–	British Pound Sterling
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
MXN	–	Mexican Peso
NOK	–	Norwegian Krona

See accompanying Notes to Financial Statements.

Babson Emerging Markets Local Currency Debt Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

NZD	–	New Zealand Dollar
PHP	–	Philippines Peso
PLN	–	Polish Zloty
RON	–	New Romanian Leu
RSD	–	Serbian Dinar.
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
TRY	–	New Turkish Lira
ZAR	–	South African Rand

OTC – Interest Rate Swaps

DESCRIPTION	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Agreement with Bank of America N.A. dated 12/9/15 paying a fixed rate of 15.38% recieving the notional amount multiplied by the BRL-CDI rate. Expiring 1/2/25	357,308	$7,952	$7,952
Agreement with Bank of America N.A. dated 12/9/15 receiving a fixed rate of 8.68% paying the notional amount multiplied by the ZAR-JIBAR rate. Expiring 12/9/25	8,000,000	(26,145)	(26,145)
Agreement with JPMorgan Chase Bank N.A. dated 12/9/15 receiving a fixed rate of 6.35% paying the notional amount multiplied by the MXN-TIIE rate. Expiring 11/27/25	9,500,000	(2,920)	(2,920)

			$(21,113)

See accompanying Notes to Financial Statements.

Babson Global High Yield Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 94.3%*:

Corporate Bonds — 94.3%*:

Aerospace and Defense — 7.4%*:
CPI International, Inc.	8.75%	2/15/2018	500,000	$503,515	$492,500
DigitalGlobe, Inc.^	5.25	2/1/2021	250,000	223,739	210,000
Huntington Ingalls Industries, Inc.^	5.00	11/15/2025	700,000	700,000	710,500
Swissport Investments SA+	6.75	12/15/2021	150,000	164,235	168,922
TransDigm, Inc.^	6.50	5/15/2025	223,000	226,543	216,031

Total Aerospace and Defense			1,823,000	1,818,032	1,797,953

Automobile — 3.2%*:
Affinia Group, Inc.	7.75	5/1/2021	250,000	260,656	254,450
Gates Global LLC/Gates Global Co.^	6.00	7/15/2022	125,000	95,335	90,000
Goodyear Tire & Rubber Co. (The)	5.13	11/15/2023	218,000	218,000	223,450
International Automotive Components Group SA^	9.13	6/1/2018	250,000	252,361	213,750

Total Automobile			843,000	826,352	781,650

Banking — 0.9%*:
Lock AS+	7.00	8/15/2021	200,000	231,221	226,500

Beverage, Food and Tobacco — 1.4%*:
Boparan Finance PLC+	5.50	7/15/2021	250,000	355,474	326,167

Broadcasting and Entertainment — 5.3%*:
CCOH Safari LLC^	5.75	2/15/2026	750,000	750,000	751,875
Entertainment One Ltd.+	6.88	12/15/2022	100,000	150,251	146,757
Gray Television, Inc.	7.50	10/1/2020	174,000	181,560	178,785
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH+	3.50	1/15/2027	200,000	214,401	199,962

Total Broadcasting and Entertainment			1,224,000	1,296,212	1,277,379

Buildings and Real Estate — 4.7%*:
Brookfield Residential Properties, Inc.+^	6.50	12/15/2020	250,000	249,390	240,938
M/I Homes, Inc.^	6.75	1/15/2021	250,000	250,000	246,250
Paroc Group Oy+	6.25	5/15/2020	150,000	158,362	155,698
Summit Materials LLC / Summit Materials Finance Corp.^	6.13	7/15/2023	500,000	496,913	492,500

Total Buildings and Real Estate			1,150,000	1,154,665	1,135,386

Cargo Transport — 5.8%*:
Moto Finance PLC+	6.38	9/1/2020	100,000	156,347	151,400
OPE KAG Finance Sub, Inc.^	7.88	7/31/2023	750,000	781,437	745,313
WFS Global Holding SAS+	9.50	7/15/2022	250,000	281,825	284,495
XPO Logistics, Inc.^	6.50	6/15/2022	250,000	225,452	231,250

Total Cargo Transport			1,350,000	1,445,061	1,412,458

See accompanying Notes to Financial Statements.

Babson Global High Yield Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Chemicals, Plastics and Rubber — 5.1%*:
Consolidated Energy Finance SA+^	6.75%	10/15/2019	370,000	$363,265	$353,701
Huntsman International LLC	4.88	11/15/2020	250,000	237,967	228,125
INEOS Group Holdings SA+	5.75	2/15/2019	200,000	221,244	217,350
LSB Industries, Inc.	7.75	8/1/2019	63,000	54,499	52,290
Platform Specialty Products Corp.^	10.38	5/1/2021	392,000	392,000	391,020

Total Chemicals, Plastics and Rubber			1,275,000	1,268,975	1,242,486

Containers, Packaging and Glass — 5.4%*:
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.^	6.25	1/31/2019	250,000	252,399	240,000
Coveris Holdings SA^	7.88	11/1/2019	250,000	240,480	218,125
Horizon Holdings I SASU+	7.25	8/1/2023	300,000	344,301	337,358
Mustang Merger Corp.^	8.50	8/15/2021	334,000	351,269	346,525
SIG Combibloc Holdings SCA+	7.75	2/15/2023	150,000	173,721	169,940

Total Containers, Packaging and Glass			1,284,000	1,362,170	1,311,948

Diversified Natural Resources, Precious Metals and Minerals — 1.8%*:
Cemex SAB de CV+^	6.13	5/5/2025	500,000	480,731	427,500

Diversified/Conglomerate Manufacturing — 1.8%*:
EnPro Industries, Inc.	5.88	9/15/2022	221,000	223,168	218,790
West Corp.^	5.38	7/15/2022	250,000	239,574	215,625

Total Diversified/Conglomerate Manufacturing			471,000	462,742	434,415

Diversified/Conglomerate Service — 3.0%*:
Sabre GLBL, Inc.^	5.25	11/15/2023	307,000	307,000	303,546
Verisure Holding AB+	6.00	11/1/2022	150,000	168,899	169,533
Zachry Holdings, Inc.^	7.50	2/1/2020	250,000	253,027	245,000

Total Diversified/Conglomerate Service			707,000	728,926	718,079

Finance — 8.2%*:
Ally Financial, Inc.	3.25	11/5/2018	750,000	748,988	735,937
CNH Industrial Capital LLC	4.38	11/6/2020	500,000	497,307	471,250
Galaxy Finco Ltd.+	7.88	11/15/2021	250,000	381,934	368,550
Garfunkelux Holdco 3 SA+	8.50	11/1/2022	200,000	312,881	296,314
Worldpay Finance PLC+	3.75	11/15/2022	100,000	108,765	110,713

Total Finance			1,800,000	2,049,875	1,982,764

Healthcare, Education and Childcare — 11.6%*:
Alere, Inc.^	6.38	7/1/2023	250,000	257,292	233,750
Capsugel SA PIK^	7.00	5/15/2019	375,000	378,375	365,625
HCA, Inc.	5.38	2/1/2025	375,000	381,485	370,313
HCA, Inc.	5.88	2/15/2026	375,000	375,000	376,406
Kindred Healthcare, Inc.	8.75	1/15/2023	250,000	256,161	228,750

See accompanying Notes to Financial Statements.

Babson Global High Yield Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare, Education and Childcare (Continued)
MEDNAX, Inc.^	5.25%	12/1/2023	101,000	$101,000	$101,505
Molina Healthcare, Inc.^	5.38	11/15/2022	750,000	750,000	750,000
Valeant Pharmaceuticals International, Inc.^	6.13	4/15/2025	425,000	366,374	379,312

Total Healthcare, Education and Childcare			2,901,000	2,865,687	2,805,661

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.4%*:
LSF9 Balta Issuer SA+	7.75	9/15/2022	300,000	344,738	341,968

Hotels, Motels, Inns and Gaming — 1.0%*:
Churchill Downs, Inc.^	5.38	12/15/2021	246,000	248,444	246,615

Insurance — 0.9%*:
York Risk Services Holding Corp.^	8.50	10/1/2022	250,000	223,813	205,000

Leisure, Amusement, Entertainment — 3.2%*:
Brunswick Corp.	7.13	8/1/2027	167,000	179,925	177,020
CPUK Finance Ltd.+	7.00	2/28/2042	200,000	311,769	301,474
Odeon & UCI Finco PLC MTN+	9.00	8/1/2018	100,000	158,256	153,096
Perform Group Financing PLC+	8.50	11/15/2020	100,000	149,194	137,115

Total Leisure, Amusement, Entertainment			567,000	799,144	768,705

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.0%*:
Xerium Technologies, Inc.	8.88	6/15/2018	250,000	253,606	245,031

Mining, Steel, Iron and Non-Precious Metals — 1.7%*:
Constellium NV	7.00	1/15/2023	250,000	239,754	219,252
Hecla Mining Co.	6.88	5/1/2021	250,000	212,704	182,500

Total Mining, Steel, Iron and Non-Precious Metals			500,000	452,458	401,752

Oil and Gas — 7.3%*:
Calumet Specialty Products Partners LP / Calumet Finance Corp.^	7.75	4/15/2023	52,000	49,437	44,200
Citgo Holding, Inc.^	10.75	2/15/2020	341,000	346,010	330,770
EP Energy LLC/Everest Acquisition Finance, Inc.	9.38	5/1/2020	508,000	452,368	323,850
Genesis Energy LP/Genesis Energy Finance Corp.	6.75	8/1/2022	250,000	244,434	212,500
Newfield Exploration Co.	5.38	1/1/2026	250,000	241,350	206,875
PBF Holding Co. LLC / PBF Finance Corp.^	7.00	11/15/2023	500,000	500,000	487,500
Tullow Oil PLC+^	6.25	4/15/2022	250,000	193,345	167,500

Total Oil and Gas			2,151,000	2,026,944	1,773,195

Personal Transportation — 0.9%*:
AA Bond Co. Ltd.+	5.50	7/31/2043	150,000	221,578	209,797

See accompanying Notes to Financial Statements.

Babson Global High Yield Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Retail Stores — 3.6%*:
Brighthouse Group PLC MTN+	7.88%	5/15/2018	100,000	$146,910	$141,328
Debenhams PLC+	5.25	7/15/2021	150,000	232,803	220,010
Dollar Tree, Inc.^	5.75	3/1/2023	500,000	525,495	517,500

Total Retail Stores			750,000	905,208	878,838

Telecommunications — 7.7%*:
Altice Financing SA+^	6.63	2/15/2023	250,000	251,718	246,875
Sprint Corp.	7.88	9/15/2023	250,000	229,040	187,750
T-Mobile USA, Inc.	6.50	1/15/2026	750,000	750,000	757,118
Virgin Media Secured Finance PLC MTN+	5.13	1/15/2025	150,000	227,108	209,521
Wind Acquisition Finance SA+	7.00	4/23/2021	250,000	269,758	268,291
Ziggo Bond Finance BV+	4.63	1/15/2025	200,000	205,604	201,592

Total Telecommunications			1,850,000	1,933,228	1,871,147

Total Corporate Bonds			22,792,000	23,755,284	22,822,394

Total Fixed Income			22,792,000	23,755,284	22,822,394

Short-Term Investment — 4.7%*:

Bank Deposit — 4.7%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01	1/4/2016	1,147,156	1,147,156	1,147,156

Total Investments			23,939,156	24,902,440	23,969,550

Other assets and liabilities — 1.0%*					245,762

Net Assets — 100.0%					$24,215,312

MTN	Medium Term Note
PIK	Payment-in-kind

‡‡ Unless otherwise indicated, all principal amounts are denominated in United States Dollars.

*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	69.5%
United Kingdom	10.8%
France	2.7%
Switzerland	2.4%
Germany	2.2%
Mexico	1.9%
Trinidad And Tobago	1.6%
Belgium	1.5%
Italy	1.2%

See accompanying Notes to Financial Statements.

Babson Global High Yield Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

Portugal	1.1%
Canada	1.1%
Norway	1.0%
Other (Individually less than 1%)	3.0%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2015. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

A summary of outstanding derivatives at December 31, 2015 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED DEPRECIATION
1/8/16	JPMorgan Chase Bank N.A.	EUR	58,473	63,551	63,965	$(414)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/8/16	JPMorgan Chase Bank N.A.	EUR	2,799,255	3,042,330	2,974,544	$(67,785)
1/8/16	Bank of America N.A.	EUR	150,000	163,025	164,374	1,349
1/8/16	Bank of America N.A.	GBP	1,868,677	2,754,828	2,814,804	59,976

Net unrealized depreciation on forward foreign exchange contracts to sell						$(6,460)

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to Financial Statements.

Babson U.S. High Yield Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED)

December 31, 2015

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 84.6%*:

Bank Loan — 0.3%*§:

Oil and Gas — 0.3%*:
Fieldwood Energy LLC	8.38	#%	9/30/2020	500,000	$196,110	$75,000

Corporate Bonds — 84.3%*:

Aerospace and Defense — 7.1%*:
American Airlines Group, Inc.^	4.63		3/1/2020	250,000	248,791	238,125
CPI International, Inc.	8.75		2/15/2018	500,000	503,515	492,500
DigitalGlobe, Inc.^	5.25		2/1/2021	250,000	223,738	210,000
Huntington Ingalls Industries, Inc.^	5.00		11/15/2025	700,000	700,000	710,500
TransDigm, Inc.^	6.50		5/15/2025	223,000	226,543	216,031

Total Aerospace and Defense				1,923,000	1,902,587	1,867,156

Automobile — 3.0%*:
Affinia Group, Inc.	7.75		5/1/2021	250,000	260,656	254,450
Gates Global LLC/Gates Global Co.^	6.00		7/15/2022	125,000	95,335	90,000
Goodyear Tire & Rubber Co. (The)	5.13		11/15/2023	218,000	218,000	223,450
International Automotive Components Group SA^	9.13		6/1/2018	250,000	252,361	213,750

Total Automobile				843,000	826,352	781,650

Beverage, Food and Tobacco — 2.3%*:
Carrols Restaurant Group, Inc.	8.00		5/1/2022	100,000	106,157	105,500
Constellation Brands, Inc.	4.75		12/1/2025	481,000	481,000	490,019

Total Beverage, Food and Tobacco				581,000	587,157	595,519

Broadcasting and Entertainment — 4.5%*:
CCOH Safari LLC^	5.75		2/15/2026	750,000	750,000	751,875
Gray Television, Inc.	7.50		10/1/2020	174,000	181,560	178,785
RCN Telecom Services LLC/RCN Capital Corp.^	8.50		8/15/2020	250,000	257,955	252,500

Total Broadcasting and Entertainment				1,174,000	1,189,515	1,183,160

Buildings and Real Estate — 4.7%*:
Allegion PLC	5.88		9/15/2023	250,000	264,904	255,000
Brookfield Residential Properties, Inc.+^	6.50		12/15/2020	250,000	249,390	240,937
M/I Homes, Inc.^	6.75		1/15/2021	250,000	250,000	246,250
Summit Materials LLC / Summit Materials Finance Corp.^	6.13		7/15/2023	500,000	496,913	492,500

Total Buildings and Real Estate				1,250,000	1,261,207	1,234,687

Cargo Transport — 4.2%*:
OPE KAG Finance Sub, Inc.^	7.88		7/31/2023	750,000	781,437	745,313
XPO Logistics, Inc.^	6.50		6/15/2022	375,000	342,447	346,875

Total Cargo Transport				1,125,000	1,123,884	1,092,188

See accompanying Notes to Financial Statements.

Babson U.S. High Yield Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Chemicals, Plastics and Rubber — 4.4%*:
Consolidated Energy Finance SA+^	6.75%	10/15/2019	370,000	$363,265	$353,702
Huntsman International LLC	4.88	11/15/2020	250,000	237,967	228,125
LSB Industries, Inc.	7.75	8/1/2019	63,000	54,497	52,290
OMNOVA Solutions, Inc.	7.88	11/1/2018	141,000	140,313	138,180
Platform Specialty Products Corp.^	10.38	5/1/2021	392,000	392,000	391,020

Total Chemicals, Plastics and Rubber			1,216,000	1,188,042	1,163,317

Containers, Packaging and Glass — 3.5%*:
Coveris Holdings SA^	7.88	11/1/2019	250,000	240,479	218,125
Multi-Color Corp.^	6.13	12/1/2022	45,000	46,215	44,550
Mustang Merger Corp.^	8.50	8/15/2021	333,000	350,217	345,488
Sealed Air Corp.^	6.88	7/15/2033	300,000	310,630	306,750

Total Containers, Packaging and Glass			928,000	947,541	914,913

Diversified Natural Resources, Precious Metals and Minerals — 1.6%*:
Cemex SAB de CV+^	6.13	5/5/2025	500,000	480,731	427,500

Diversified/Conglomerate Manufacturing — 2.6%*:
EnPro Industries, Inc.	5.88	9/15/2022	220,000	222,158	217,800
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary	7.88	6/1/2021	250,000	259,306	257,500
West Corp.^	5.38	7/15/2022	250,000	239,574	215,625

Total Diversified/Conglomerate Manufacturing			720,000	721,038	690,925

Diversified/Conglomerate Service — 2.1%*:
Sabre GLBL, Inc.^	5.25	11/15/2023	307,000	307,000	303,546
Zachry Holdings, Inc.^	7.50	2/1/2020	250,000	253,027	245,000

Total Diversified/Conglomerate Service			557,000	560,027	548,546

Finance — 5.6%*:
Ally Financial, Inc.	3.25	11/5/2018	750,000	748,989	735,937
CNH Industrial Capital LLC	4.38	11/6/2020	500,000	497,307	471,250
MSCI, Inc.^	5.75	8/15/2025	250,000	263,890	256,250

Total Finance			1,500,000	1,510,186	1,463,437

Healthcare, Education and Childcare — 12.8%*:
Alere, Inc.^	6.38	7/1/2023	325,000	336,522	303,875
Capsugel SA PIK^	7.00	5/15/2019	375,000	378,375	365,625
DaVita HealthCare Partners, Inc.	5.00	5/1/2025	250,000	241,327	241,250
HCA, Inc.	5.38	2/1/2025	375,000	381,486	370,313
HCA, Inc.	5.88	2/15/2026	375,000	375,000	376,406
Kindred Healthcare, Inc.	8.75	1/15/2023	250,000	256,161	228,750
MEDNAX, Inc.^	5.25	12/1/2023	101,000	101,000	101,505
Molina Healthcare, Inc.^	5.38	11/15/2022	750,000	750,000	750,000

See accompanying Notes to Financial Statements.

Babson U.S. High Yield Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare, Education and Childcare (Continued)
Tenet Healthcare Corp.	6.75%	6/15/2023	250,000	$250,615	$231,875
Valeant Pharmaceuticals International, Inc.^	6.13	4/15/2025	425,000	366,374	379,312

Total Healthcare, Education and Childcare			3,476,000	3,436,860	3,348,911

Hotels, Motels, Inns and Gaming — 1.0%*:
Churchill Downs, Inc.^	5.38	12/15/2021	247,000	249,453	247,618

Insurance — 0.8%*:
York Risk Services Holding Corp.^	8.50	10/1/2022	250,000	223,813	205,000

Leisure, Amusement, Entertainment — 2.1%*:
Brunswick Corp.^	4.63	5/15/2021	375,000	378,673	374,063
Brunswick Corp.	7.13	8/1/2027	167,000	179,925	177,020

Total Leisure, Amusement, Entertainment			542,000	558,598	551,083

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.9%*:
Xerium Technologies, Inc.	8.88	6/15/2018	250,000	253,606	245,031

Mining, Steel, Iron and Non-Precious Metals — 0.7%*:
Hecla Mining Co.	6.88	5/1/2021	250,000	212,704	182,500

Oil and Gas — 7.5%*:
Calumet Specialty Products Partners LP / Calumet Finance Corp.^	7.75	4/15/2023	53,000	50,388	45,050
Citgo Holding, Inc.^	10.75	2/15/2020	341,000	346,010	330,770
EP Energy LLC/Everest Acquisition Finance, Inc.	9.38	5/1/2020	507,000	451,474	323,212
Genesis Energy LP/Genesis Energy Finance Corp.	6.75	8/1/2022	250,000	244,434	212,500
Newfield Exploration Co.	5.38	1/1/2026	250,000	241,350	206,875
PBF Holding Co. LLC / PBF Finance Corp.^	7.00	11/15/2023	500,000	500,000	487,500
Tullow Oil PLC+^	6.25	4/15/2022	250,000	193,346	167,500
Welltec A/S+^	8.00	2/1/2019	200,000	188,595	187,500

Total Oil and Gas			2,351,000	2,215,597	1,960,907

Personal Transportation — 0.9%*:
Watco Cos. LLC / Watco Finance Corp.^	6.38	4/1/2023	250,000	250,617	246,250

Personal, Food and Miscellaneous — 1.6%*:
Landry’s, Inc.^	9.38	5/1/2020	405,000	433,408	426,263

Printing and Publishing — 1.0%*:
MHGE Parent LLC/MHGE Parent Finance, Inc.^	8.50	8/1/2019	250,000	252,428	247,500

Retail Stores — 3.9%*:
Dollar Tree, Inc.^	5.75	3/1/2023	500,000	525,495	517,500
Sally Holdings LLC / Sally Capital, Inc.	5.63	12/1/2025	500,000	500,000	505,000

Total Retail Stores			1,000,000	1,025,495	1,022,500

See accompanying Notes to Financial Statements.

Babson U.S. High Yield Fund 2015 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Telecommunications — 5.5%*:
Altice Financing SA+^	6.63%	2/15/2023	250,000	$251,718	$246,875
Numericable-SFR SAS+^	6.00	5/15/2022	250,000	251,715	242,500
Sprint Corp.	7.88	9/15/2023	250,000	229,040	187,750
T-Mobile USA, Inc.	6.50	1/15/2026	750,000	750,000	757,117

Total Telecommunications			1,500,000	1,482,473	1,434,242

Total Corporate Bonds			23,088,000	22,893,319	22,080,803

Total Fixed Income			23,588,000	23,089,429	22,155,803

Short-Term Investment — 14.7%*:

Bank Deposit — 14.7%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01	1/4/2016	3,864,268	3,864,268	3,864,268

Total Investments			27,452,268	26,953,697	26,020,071

Other assets and liabilities — 0.7%*					186,611

Net Assets — 100.0%					$26,206,682

PIK	Payment-in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.
Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	91.6%
Mexico	1.9%
Trinidad And Tobago	1.6%
Portugal	1.1%
France	1.1%
Canada	1.1%
Other (Individually less than 1%)	1.6%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2015. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
#	Variable rate security. The interest rate shown is the rate in effect at December 31, 2015.

See accompanying Notes to Financial Statements.

Babson Capital Funds Trust 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

December 31, 2015

1. Organization

Babson Capital Funds Trust (the “Trust”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 3, 2013 and commenced operations on September 16, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2015, the Trust currently consists of eight non-diversified funds (separately, a “Fund” and collectively, the “Funds”): Babson Global Floating Rate Fund (“Global Floating Rate Fund”), Babson Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund”), Babson Active Short Duration Bond Fund (“Active Short Duration Bond Fund”), Babson Total Return Bond Fund (“Total Return Bond Fund”), Babson Emerging Markets Debt Blended Total Return Fund (“Emerging Markets Blended Total Return Fund”), Babson Emerging Markets Local Currency Debt Fund (“Emerging Markets Local Currency Debt Fund”), Babson Global High Yield Fund (“Global High Yield Fund”) and Babson U.S. High Yield Fund (“U.S. High Yield Fund”). Active Short Duration Bond Fund and Total Return Bond Fund commenced operations on July 8, 2015. Emerging Markets Debt Blended Total Return Fund commenced operations on October 21, 2015. Emerging Markets Local Currency Debt Fund commenced operations on December 8, 2015. Global High Yield Fund and U.S. High Yield Fund commenced operations on October 30, 2015.

Babson Capital Management LLC (“BCGA”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Funds.

Babson Capital Global Advisors Limited (the “Sub-Adviser”), an indirect wholly-owned subsidiary of the Adviser, serves as a sub-adviser with respect to the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund and Global High Yield Fund European investments.

Cornersone Real Estate Advisers LLC (“Cornerstone”), a direct wholly-owned subsidiary of the Adviser, serves as a sub-adviser to the Active Short Duration Bond Fund and Total Return Bond Fund investment in commercial mortgage-backed securities.

The primary investment objective of the Global Floating Rate Fund is to seek a high level of current income. The

Fund seeks preservation of capital as a secondary investment objective. The primary investment objective of the Global Credit Income Opportunities Fund is to seek an absolute return, primarily through current income and secondarily through capital appreciation. The primary investment objective of the Active Short Duration Bond Fund is to seek to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. The primary investment objective of the Total Return Bond Fund is to seek a superior total rate of return by investing in fixed income instruments. The primary investment objective of the Emerging Markets Debt Blended Total Return Fund is to seek to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation. The primary investment objective of the Emerging Markets Local Currency Debt Fund is to seek long-term total return through investment in a diversified portfolio of emerging markets local currency denominated debt securities. The primary investment objective of the Global High Yield Fund is to seek to provide high current income generation and, where appropriate, capital appreciation. The primary investment objective of the U.S. High Yield Fund is to seek to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

There can be no assurance that the Funds will achieve their investment objectives. Under normal market conditions, the Global Floating Rate Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income-producing floating rate debt securities, consisting of floating rate loans, bonds and notes, issued primarily by North American and Western European companies that are, at the time of purchase, rated below-investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or unrated but judged by the Adviser or BCGA to be of comparable quality. Under normal market conditions, the Global Credit Income Opportunities Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in debt instruments, consisting of loans, bonds and notes, based in U.S. and non-U.S.

Babson Capital Funds Trust 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

markets, as well as over-the-counter and exchange-traded derivatives. Investments may be issued or guaranteed by governments and their agencies, corporations, financial institutions and supranational organizations that the Global Floating Rate Fund and Global Credit Income Opportunities Fund believe have the potential to provide a high total return over time. A significant portion of the Global Floating Rate Fund and Global Credit Income Opportunities Fund’s investments in debt instruments will be denominated in a currency other than the U.S. dollar. Although the investments in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, the Global Floating Rate Fund and Global Credit Income Opportunities Fund expect that, under current market conditions, they will seek to hedge substantially all of their exposure to foreign currencies. Under normal market conditions, the Active Short Duration Bond Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by S&P or, if unrated, determined to be of comparable quality by the Adviser). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Total Return Bond Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in fixed income securities. These typically include: U.S. dollar denominated corporate obligations and bank loans, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, convertible bonds, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Emerging Markets Debt Blended Total Return Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in (i) securities denominated in currencies of the emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations, and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey. Certain emerging market countries are referred to as “frontier” market countries. The Fund will likely focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Under normal market conditions, the Emerging Markets Local Currency Debt Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in local currency-denominated debt instruments issued by emerging markets governments, and their quasi sovereign agencies (including supranational and sub-national government issuers). The Adviser considers emerging market countries to include any country that did not become a member of the O.E.C.D. prior to 1975 and Turkey and intends to focus on those with relatively low gross national product per capita and the potential for rapid economic growth. The Adviser will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments, and any other specific factors the Adviser believes to be relevant. The Fund will likely focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Under normal conditions, the Global High Yield Fund will invest at least 80% of its net assets (including the amount of any borrowing for investment purposes) in below investment grade (“high yield”) fixed and floating rate corporate debt securities including bonds, notes and other fixed and floating rate income securities issued primarily by North American and Western European companies. For this purpose, debt instruments issued by issuers based in the Channel Islands, Cayman Islands and Bermuda will be considered North American and Western European companies. Such debt securities may be secured or unsecured, and, either senior or subordinated. Secured debt means that collateral has been pledged as security against default, while investors in senior debt instruments are legally entitled to be repaid ahead of investors in subordinated (i.e. non-senior) instruments issued by the same corporation. Derivative instruments that provide exposure to such high yield debt securities or have similar

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economic characteristics may be used to satisfy the Fund’s 80% policy. The Adviser expects that such instruments will primarily, at the time of purchase, be rated below investment grade (commonly referred to as “junk bonds”) by at least one credit rating agency (below Baa3 by Moody’s or below BBB- by either S&P, or Fitch) or unrated but judged by the Adviser or BCGA, to be of comparable quality. The Fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase. Under normal circumstances, the U.S. High Yield Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by S&P (using the lower rating) or, if unrated, determined by the Adviser to be of comparable quality), and at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities of U.S. issuers. The Fund may also invest in convertible securities, preferred stocks, warrants, bank loans, and other fixed income securities, including Rule 144A securities, of both U.S. and foreign issuers. Currently, the Adviser does not expect that the Fund will invest more than 20% of its total assets in bank loans. The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate bonds, government and agency issues, Rule 144A securities, convertible securities, bank loans, mortgage-backed, and asset-backed securities.

Each Fund has four classes of shares: Class A, C, I, and Y, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, I, and Y shares. There may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without an initial sales charge and redeemed within the first year of purchase (subject to certain exceptions as set forth in each Fund’s prospectus) and Class C shares redeemed within the first year of purchase. All classes of shares have equal voting rights, with the exception of matters that relate solely to one class.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Valuation of Investments

The Funds’ investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Funds’ Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date to determine the current value. The Funds’ investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Funds’ valuation policies and procedures approved by the Board. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Over-the-Counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

A Valuation Committee, made up of officers of the Trust and employees of the Adviser, is responsible for determining, in accordance with the Funds’ valuation policies and procedures approved by the Board; (1) whether market quotations are readily available for investments held by the Funds; and (2) the fair value of investments held by the Funds for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Funds, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Funds may use market maker quotations provided by an established market maker for that security (i.e., broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations to be obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in

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light of other information in its possession for their general reliability.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Bank loan positions are valued at the bid price from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Bank loans in which the Funds may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Funds. By relying on a third party to administer a loan, the Funds are subject to the risk that the third party will fail to perform its obligations. The loans in which the Funds will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Funds’ ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Funds to obtain precise valuations of the high yield loans in its portfolio.

The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and

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are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Funds’ investments:

Global	Floating Rate Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Bank Loans	$–	$127,297,362	$1,495,790	$128,793,152
Corporate Bonds	–	15,251,078	–	15,251,078

Total Fixed Income	–	142,548,440	1,495,790	144,044,230

Short-Term Investments:
Bank Deposit	–	14,835,559	–	14,835,559
Bank Loan	–	–	78,780	78,780

Total Short-Term Investments	–	14,835,559	78,780	14,914,339

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	394,403	–	394,403

Total	–	157,778,402	1,574,570	159,352,972

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(11,957)	–	(11,957)

Total Investments	$–	$157,766,445	$1,574,570	$159,341,015

*	There were no transfers between levels during the period ended December 31, 2015.

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The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2015	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2015	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2015

Fixed Income
Bank Loans	$1,054,891	$21	$(26,139)	$–	$2,137	$548,582	$(4,922)	$1,574,570	$(26,139)

Total	$1,054,891	$21	$(26,139)	$–	$2,137	$548,582	$(4,922)	$1,574,570	$(26,139)

Global	Credit Income Opportunities Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Equities:
Common Stocks	$–	$–	$409,919	$409,919

Total Equities	–	–	409,919	409,919

Fixed Income:
Asset-Backed Securities	–	14,577,012	–	14,577,012
Bank Loans	–	17,907,261	714,865	18,622,126
Corporate Bonds	–	42,139,719	–	42,139,719

Total Fixed Income	–	74,623,992	714,865	75,338,857

Purchased Option:
Put Option Purchased	–	406,452	–	406,452
Short-Term Investments:
Bank Deposit	–	6,222,562	–	6,222,562
Bank Loan	–	–	78,780	78,780

Total Short-Term Investments	–	6,222,562	78,780	6,301,342

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	197,214	–	197,214

Total	–	81,450,220	1,203,564	82,653,784

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(8,461)	–	(8,461)
Written Option	–	(207,921)	–	(207,921)

Total Derivative Securities	–	(216,382)	–	(216,382)

Total Investments	$–	$81,233,838	$1,203,564	$82,437,402

*	There were no transfers between levels during the period ended December 31, 2015.

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The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2015	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2015	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2015

Equities
Common Stock	$–	$–	$36,181	$–	$–	$373,738	$–	$409,919	$36,181

Fixed Income
Bank Loans	808,335	24	(13,199)	—	2,136	—	(3,651)	793,645	(13,199)

Total	$808,335	$24	$22,982	$—	$2,136	$373,738	$(3,651)	$1,203,564	$22,982

Active	Short Duration Bond Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Convertible Preferred Stock	$–	$16,695	$–	$16,695
Fixed Income:
Asset-Backed Securities	–	17,633,090	–	17,633,090
Convertible Bonds	–	174,625	–	174,625
Corporate Bonds	–	32,760,633	–	32,760,633
Mortgage-Backed Securities	–	3,797,494	–	3,797,494
U.S. Treasury & Government Agencies	–	33,292,824	–	33,292,824

Total Fixed Income	–	87,658,666	–	87,658,666

Purchased Options:
Call Option Purchased	–	54,242	–	54,242
Put Option Purchased	–	14,650	–	14,650

Total Purchased Options	–	68,892	–	68,892

Short-Term Investments:
Bank Deposit	–	4,606,134	–	4,606,134
Commercial Paper	–	5,354,527	–	5,354,527
Corporate Bonds	–	1,336,980	–	1,336,980

Total Short-Term Investments	–	11,297,641	–	11,297,641

Derivative Securities:
Futures	–	13,623	–	13,623

Total	–	99,055,517	–	99,055,517

Liabilities:*
Derivative Securities:
Credit Default Swaps	–	(7,229)	–	(7,229)
Futures	–	(76,527)	–	(76,527)

Total Derivative Securities	–	(83,756)	–	(83,756)

Total Investments	$–	$98,971,761	$–	$98,971,761

*	There were no transfers between levels during the period ended December 31, 2015.

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Total	Return Bond Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Asset-Backed Securities	$—	$4,277,885	$—	$4,277,885
Convertible Bonds	—	96,947	—	96,947
Corporate Bonds	—	7,861,331	—	7,861,331
Foreign Government	—	107,707	—	107,707
Mortgage-Backed Securities	—	1,638,839	—	1,638,839
U.S. Treasury & Government Agencies	—	7,489,820	—	7,489,820

Total Fixed Income	—	21,472,529	—	21,472,529

Mutual Fund:
Mutual Fund	2,104,366	—	—	2,104,366
Purchased Options:
Call Option Purchased	—	126,564	—	126,564
Put Options Purchased	—	7,091	—	7,091

Total Purchased Options	—	133,655	—	133,655

Short-Term Investments:
Bank Deposit	—	1,029,894	—	1,029,894
Commercial Paper	—	5,070,567	—	5,070,567
Corporate Bonds	—	130,767	—	130,767

Total Short-Term Investments	—	6,231,228	—	6,231,228

Derivative Securities:
Forward Foreign Currency Exchange Contracts	—	4,766	—	4,766
Futures	—	3,974	—	3,974

Total Derivative Securities	—	8,740	—	8,740

Total	2,104,366	27,846,152	—	29,950,518

Liabilities:*
Derivative Securities:
Credit Default Swaps	—	(1,885)	—	(1,885)
Forward Foreign Currency Exchange Contracts	—	(12,870)	—	(12,870)
Futures	—	(12,186)	—	(12,186)

Total Derivative Securities	—	(26,941)	—	(26,941)

Total Investments	$2,104,366	$27,819,211	$—	$29,923,577

*	There were no transfers between levels during the period ended December 31, 2015.

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Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Corporate Bonds	$—	$3,328,336	$—	$3,328,336
Foreign Government	—	5,663,863	—	5,663,863

Total Fixed Income	—	8,992,199	—	8,992,199

Short-Term Investments:
Bank Deposit	—	83,284	—	83,284
Foreign Government	—	445,584	—	445,584

Total Short-Term Investments	—	528,868	—	528,868

Derivative Securities:
Forward Foreign Currency Exchange Contracts	—	130,248	—	130,248
Futures	—	1,022	—	1,022
Interest Rate Swaps	—	10,877	—	10,877

Total Derivative Securities	—	142,147	—	142,147

Total	—	9,663,214	—	9,663,214

Liabilities:*
Derivative Securities:
Credit Default Swaps	—	(7,281)	—	(7,281)
Forward Foreign Currency Exchange Contracts	—	(146,056)	—	(146,056)

Total Derivative Securities	—	(153,337)	—	(153,337)

Total Investments	$—	$9,509,877	$—	$9,509,877

*	There were no transfers between levels during the period ended December 31, 2015.

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Emerging	Markets Local Currency Debt Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Foreign Government	$—	$4,370,217	$—	$4,370,217

Total Fixed Income	—	4,370,217	—	4,370,217

Short-Term Investments:
Bank Deposit	—	363,781	—	363,781
Foreign Government	—	—	94,640	94,640

Total Short-Term Investments	—	363,781	94,640	458,421

Derivative Securities:
Forward Foreign Currency Exchange Contracts	—	24,387	—	24,387
Interest Rate Swaps	—	7,952	—	7,952

Total Derivative Securities	—	32,339	—	32,339

Total	—	4,766,337	94,640	4,860,977

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	—	(47,969)	—	(47,969)
Interest Rate Swaps	—	(29,065)	—	(29,065)

Total Derivative Securities	—	(77,034)	—	(77,034)

Total Investments	$—	$4,689,303	$94,640	$4,783,943

*	There were no transfers between levels during the period ended December 31, 2015.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2015	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2015	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2015

Fixed Income
Foreign Government	$–	$–	$(5,713)	$–	$673	$99,680	$–	$94,640	$(5,713)

Total	$–	$–	$(5,713)	$–	$673	$99,680	$–	$94,640	$(5,713)

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Global	High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Corporate Bonds	$—	$22,822,394	$—	$22,822,394

Total Fixed Income	—	22,822,394	—	22,822,394

Short-Term Investment	—	1,147,156	—	1,147,156
Derivative Securities:
Forward Foreign Currency Exchange Contracts	—	61,325	—	61,325

Total	—	24,030,875	—	24,030,875

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	—	(68,199)	—	(68,199)

Total Investments	$—	$23,962,676	$—	$23,962,676

*	There were no transfers between levels during the period ended December 31, 2015.

U.S.	High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Bank Loan	$—	$75,000	$—	$75,000
Corporate Bonds	—	22,080,803	—	22,080,803

Total Fixed Income	—	22,155,803	—	22,155,803

Short-Term Investment	—	3,864,268	—	3,864,268

Total	—	26,020,071	—	26,020,071

Total Investments	$—	$26,020,071	$—	$26,020,071

*	There were no transfers between levels during the period ended December 31, 2015.

B.	Forward Commitments and When-Issued Delayed Delivery Securities

The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

C.	Cash and Short-Term Investments

Cash and cash equivalents consist principally of short-term investments that are readily convertible into cash and have original maturities of three months or less. At December 31, 2015, all cash and cash equivalents are held by the custodian.

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D.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

E.	Redemption Fees

Effective July 1, 2015, the Funds no longer had redemption fees.

F.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G.	Federal Income Taxation

The Funds have elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intend to maintain this qualification and to distribute substantially all of their net taxable income to their shareholders. As of December 31, 2015, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds file a U.S. Federal income tax return annually after their fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of the filings.

H.	Dividends and Distributions

Each Fund declares a dividend daily based on the Adviser’s projections of the Funds’ estimated net investment income and distributes such dividend monthly. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Funds also pay a distribution at least annually from their net realized capital gains, if any.

Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds’ distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

I.	Bank Loans

The Funds may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Funds record an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Funds invest may be subject to some restrictions on resale. For example, the Funds may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Funds generally have no right to

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enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Funds assume the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Funds may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Funds to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents mark to market of the unfunded portion of the Funds’ bank loans. As of December 31, 2015, the Funds had no unfunded loan commitments.

J.	Derivative Instruments

The following is a description of the derivative instruments that the Funds utilize as part of their investment strategy, including the primary underlying risk exposures related to the instrument.

Forward Foreign Currency Exchange Contracts – The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward foreign currency exchange contracts to hedge against changes in the value of foreign currencies. The Funds may enter into forward foreign currency exchange contracts obligating the Funds to deliver or receive a currency at a specified future date. Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Funds are also subject to credit risk with respect to the counterparties to derivative contracts that are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Funds may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Funds. In addition, in the event of a bankruptcy of a clearing house, the Funds could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counterparty risk to the Funds is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Funds may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will

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record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

The Funds may purchase call or put options. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of over-the-counter derivatives, the failure of the counterparty to honor its obligation under the contract.

The Funds may enter into swap options (“swaptions”). A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when a Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which a Fund has written expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

Transactions in written option contracts for the Global Credit Income Opportunities Fund for the period ended December 31, 2015 are as follows:

	NUMBER OF CONTRACTS/ NOTIONAL AMOUNT	PREMIUMS RECEIVED
Options outstanding at June 30, 2015	30,000,000	$382,000
Options written	80,000,000	1,465,020
Options terminated in closing purchase transactions	(70,000,000)	(875,020)
Options expired	–	–

Options outstanding at December 31, 2015	40,000,000	$972,000

The Funds may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

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As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed-upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market. During the period, Active Short Duration Bond Fund and Total Return Bond Fund entered into credit default swaps based on a CMBX index, which is comprised of commercial mortgage-backed securities.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed- upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed- upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, that there may be unfavorable changes in interest rates, and that the Adviser does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal.

During the period ended December 31, 2015, the Funds’ direct investment in derivatives consisted of forward foreign currency exchange contracts, futures contracts, credit default swaps, interest rate swaps, purchased options, and written options.

The following is a summary of the fair value of derivative instruments held directly by the Funds as of December 31, 2015:

Global Floating Rate Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$394,403

Total		$394,403

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December 31, 2015

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(11,957)

Total		$(11,957)

Global Credit Income Opportunities Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$197,214	$–	$197,214
Purchased Options	Investments, at fair value	–	406,452	406,452

Total		$197,214	$406,452	$603,666

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(8,461)	$–	$(8,461)
Written Options	Written options, at fair value	–	(207,921)	(207,921)

Total		$(8,461)	$(207,921)	$(216,382)

Active Short Duration Bond Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	$–	$13,623	$13,623
Purchased Options	Investments, at fair value	54,242	14,650	68,892

Total		$54,242	$28,273	$82,515

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December 31, 2015

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	$(76,527)	$–	$(76,527)
Swaps Contracts	Swap contracts, at fair value	–	(7,229)	(7,229)

Total		$(76,527)	$(7,229)	$(83,756)

Total Return Bond Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$4,766	$–	$4,766
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	3,974	3,974
Purchased Options	Investments, at fair value	126,564	7,091	133,655

Total		$131,330	$11,065	$142,395

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(12,870)	$–	$–	$(12,870)
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(12,186)	–	(12,186)
Swaps Contracts	Swap contracts, at fair value	–	–	(1,885)	(1,885)

Total		$(12,870)	$(12,186)	$(1,885)	$(26,941)

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December 31, 2015

Emerging Markets Debt Blended Total Return Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$130,248	$–	$130,248
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	1,022	1,022
Swaps Contracts	Swap contracts, at fair value		10,877	10,877

Total		$130,248	$11,899	$142,147

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(146,056)	$–	$(146,056)
Swaps Contracts	Swap contracts, at fair value		(7,281)	(7,281)

Total		$(146,056)	$(7,281)	$(153,337)

Emerging Markets Local Currency Debt Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$24,387	$–	$24,387
Swaps Contracts	Swap contracts, at fair value		7,952	7,952

Total		$24,387	$7,952	$32,339

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(47,969)	$–	$(47,969)
Swaps Contracts	Swap contracts, at fair value		(29,065)	(29,065)

Total		$(47,969)	$(29,065)	$(77,034)

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December 31, 2015

Global High Yield Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$61,325

Total		$61,325

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(68,199)

Total		$(68,199)

Amount of Realized Gain/(Loss) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$670,025

Total	$670,025

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$439,379	$–	$439,379
Purchased Options	–	232,460	232,460
Written Options	–	(34,180)	(34,180)

Total	$439,379	$198,280	$637,659

Active Short Duration Bond Fund

	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	$(80,683)	$–	$(80,683)
Swaps Contracts	–	3,498	3,498

Total	$(80,683)	$3,498	$(77,185)

Total Return Bond Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	$–	$(19,608)	$–	$(19,608)
Purchased Options	76,374	(5,419)	–	70,955
Swaps Contracts	–	–	913	913

Total	$76,374	$(25,027)	$913	$52,260

Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(5,772)	$–	$–	$(5,772)
Futures Contracts	–	3,818	–	3,818
Swaps Contracts	–	–	843	843

Total	$(5,772)	$3,818	$843	$(1,111)

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December 31, 2015

Emerging Markets Local Currency Debt Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$(11,053)

Total	$(11,053)

Global High Yield Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$81,280

Total	$81,280

Change in Unrealized Appreciation/(Depreciation) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$752,516

Total	$752,516

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$332,385	$–	$332,385
Purchased Options	–	(911,375)	(911,375)
Written Options	–	701,556	701,556

Total	$332,385	$(209,819)	$122,566

Active Short Duration Bond Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	$–	$(62,904)	$–	$(62,904)
Purchased Options	32,732	(11,195)	–	21,537
Swaps Contracts	–	–	(7,791)	(7,791)

Total	$32,732	$(74,099)	$(7,791)	$(49,158)

Total Return Bond Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK		CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(8,104)	$		$–	$(8,104)
Futures Contracts	–		(8,212)	–	(8,212)
Purchased Options	76,374		(5,419)	–	70,955
Swaps Contracts	–		–	(2,032)	(2,032)

Total	$68,270		$(13,631)	$(2,032)	$52,607

Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(15,808)	$–	$–	$(15,808)
Futures Contracts	–	1,022	–	1,022
Swaps Contracts	–	10,877	1,994	12,871

Total	$(15,808)	$11,899	$1,994	$(1,915)

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December 31, 2015

Emerging Markets Local Currency Debt Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(23,582)	$–	$(23,582)
Swaps Contracts	–	(21,113)	(21,113)

Total	$(23,582)	$(21,113)	$(44,695)

Global High Yield Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$(6,874)

Total	$(6,874)

Global Floating Rate Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(1)	$41,693,519

Total	$41,693,519

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$23,748,605	$–	$23,748,605
Purchased Options(1)	–	38,571,429	38,571,429
Written Options(1)	–	(38,571,429)	(38,571,429)

Total	$23,748,605	$–	$23,748,605

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Active Short Duration Bond Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/ UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts(1)	$–	$170	$–	$170
Purchased Options(2)	2,040,000	6,250,000	–	8,290,000
Swap Contracts(2)	–	–	230,000	230,000

Total	2,040,000	6,250,170	230,000	8,520,170

(1)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

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December 31, 2015

Total Return Bond Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$300,979	$–	$–	$300,979
Futures Contracts(2)	–	45	–	45
Purchased Options(1)	–	7,785,000	–	7,785,000
Swap Contracts(1)	–	–	669,467	669,467

Total	$300,979	$7,785,045	$669,467	$8,755,491

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.

Emerging Markets Debt Blended Total Return Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$8,736,234	$–	$–	$8,736,234
Futures Contracts(2)	–	3	–	3
Swap Contracts(1)	–	–	200,000	200,000

Total	$8,736,234	$3	$200,000	$8,936,237

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.

Emerging Markets Local Currency Debt Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(1)	$5,211,436

Total	$5,211,436

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Global High Yield Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(1)	$5,699,993

Total	$5,699,993

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

K.	Disclosures about Offsetting Assets and Liabilities

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as cash collateral, through a single payment in the event of default on or termination of any one contract:

Babson Capital Funds Trust 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

Global Floating Rate Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$394,403	$–	$394,403

Total	$394,403	$–	$394,403

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT(a)	CASH COLLATERAL RECEIVED(a)	NET AMOUNT(b)
Morgan Stanley & Co.	$394,403	$(11,957)	$–	$382,446

Total	$394,403	$(11,957)	$–	$382,446

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2015.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$11,957	$–	$11,957

Total	$11,957	$–	$11,957

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT(a)	CASH COLLATERAL PLEDGED(a)	NET AMOUNT(b)
Morgan Stanley & Co.	$11,957	$(11,957)	$–	$–

Total	$11,957	$(11,957)	$–	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2015.

Babson Capital Funds Trust 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

Global Credit Income Opportunities Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$197,214	$–	$197,214
Purchased Options	406,452	–	406,452

Total	$603,666	$–	$603,666

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT(a)	CASH COLLATERAL RECEIVED(a)	NET AMOUNT(b)
Citibank	$406,452	$(207,921)	$–	$198,531
Morgan Stanley	197,214	(8,461)	–	188,753

Total	$603,666	$(216,382)	$–	$387,284

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2015.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$8,461	$–	$8,461
Written Options	207,921	–	207,921

Total	$216,382	$–	$216,382

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT(a)	CASH COLLATERAL PLEDGED(a)	NET AMOUNT(b)
Citibank	$207,921	$(207,921)	$–	$–
Morgan Stanley	8,461	(8,461)	–	–

Total	$216,382	$(216,382)	$–	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2015.

Babson Capital Funds Trust 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

Active Short Duration Bond Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Purchased Options	$68,892	$–	$68,892

Total	$68,892	$–	$68,892

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT(a)	CASH COLLATERAL RECEIVED(a)	NET AMOUNT(b)
JPMorgan Chase Bank N.A.	$68,892	$(7,229)	$–	$61,663

Total	$68,892	$(7,229)	$–	$61,663

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2015.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Credit Default Swaps	$7,229	$–	$7,229

Total	$7,229	$–	$7,229

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT(a)	CASH COLLATERAL PLEDGED(a)	NET AMOUNT(b)
JPMorgan Chase Bank N.A.	$7,229	$(7,229)	$–	$–

Total	$7,229	$(7,229)	$–	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2015.

Babson Capital Funds Trust 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

Total Return Bond Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$4,766	$–	$4,766
Purchased Options	133,655	–	133,655

Total	$138,421	$–	$138,421

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT(a)	CASH COLLATERAL RECEIVED(a)	NET AMOUNT(b)
Bank of America N.A.	$3,060	$(3,060)	$–	$–
Citibank N.A.	370	(370)	–	–
JPMorgan Chase Bank N.A.	134,991	(3,848)	–	131,143

Total	$138,421	$(7,278)	$–	$131,143

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2015.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Credit Default Swaps	$1,885	$–	$1,885
Forward Foreign Currency Exchange Contracts	12,870	–	12,870

Total	$14,755	$–	$14,755

Babson Capital Funds Trust 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT(a)	CASH COLLATERAL PLEDGED(a)	NET AMOUNT(b)
Bank of America N.A.	$9,331	$(3,060)	$–	$6,271
Citibank N.A.	1,576	(370)	–	1,206
JPMorgan Chase Bank N.A.	3,848	(3,848)	–	–

Total	$14,755	$(7,278)	$–	$7,477

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2015.

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$130,248	$–	$130,248
Interest Rate Swaps	10,877	–	10,877

Total	$141,125	$–	$141,125

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT(a)	CASH COLLATERAL RECEIVED(a)	NET AMOUNT(b)
Bank of America N.A.	$88,630	$(81,841)	$–	$6,789
Citibank N.A.	8,734	(8,734)	–	–
JPMorgan Chase Bank N.A.	43,761	(35,491)	–	8,270

Total	$141,125	$(126,066)	$–	$15,059

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2015.

Babson Capital Funds Trust 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Credit Default Swaps	$7,281	$–	$7,281
Forward Foreign Currency Exchange Contracts	146,056	–	146,056

Total	$153,337	$–	$153,337

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT(a)	CASH COLLATERAL PLEDGED(a)	NET AMOUNT(b)
Bank of America N.A.	$81,841	$(81,841)	$–	$–
Citibank N.A.	36,005	(8,734)	–	27,271
JPMorgan Chase Bank N.A.	35,491	(35,491)	–	–

Total	$153,337	$(126,066)	$–	$27,271

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2015.

Emerging Markets Local Currency Debt Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$24,387	$–	$24,387
Interest Rate Swaps	7,952	–	7,952

Total	$32,339	$–	$32,339

Babson Capital Funds Trust 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT(a)	CASH COLLATERAL RECEIVED(a)	NET AMOUNT(b)
Bank of America N.A.	$17,027	$(17,027)	$–	$–
Citibank N.A.	4,920	(4,920)	–	–
JPMorgan Chase Bank N.A.	10,392	(7,837)	–	2,555

Total	$32,339	$(29,784)	$–	$2,555

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2015.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$47,969	$–	$47,969
Interest Rate Swaps	29,065	–	29,065

Total	$77,034	$–	$77,034

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT(a)	CASH COLLATERAL PLEDGED(a)	NET AMOUNT(b)
Bank of America N.A.	$31,363	$(17,027)	$–	$14,336
Citibank N.A.	37,834	(4,920)	–	32,914
JPMorgan Chase Bank N.A.	7,837	(7,837)	–	–

Total	$77,034	$(29,784)	$–	$47,250

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2015.

Babson Capital Funds Trust 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

Global High Yield Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$61,325	$–	$61,325

Total	$61,325	$–	$61,325

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT(a)	CASH COLLATERAL RECEIVED(a)	NET AMOUNT(b)
Bank of America N.A.	$61,325	$–	$–	$61,325

Total	$61,325	$–	$–	$61,325

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2015.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$68,199	$–	$68,199

Total	$68,199	$–	$68,199

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT(a)	CASH COLLATERAL PLEDGED(a)	NET AMOUNT(b)
JPMorgan Chase Bank N.A.	$68,199	$–	$–	$68,199

Total	$68,199	$–	$–	$68,199

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2015.

Babson Capital Funds Trust 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

L.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

M.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

N.	Counterparty Risk

The Funds seek to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Funds’ counterparties.

3.	Advisory Fee

The Funds have entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Pursuant to the Agreement, the Funds have agreed to pay the

Adviser a fee payable at the end of each calendar month as set forth below:

Global Floating Rate Fund	0.65% of average daily net assets
Global Credit Income Opportunities Fund	0.75% of average daily net assets
Active Short Duration Bond Fund	0.35% of average daily net assets
Total Return Bond Fund	0.40% of average daily net assets
Emerging Markets Blended Total Return Fund	0.75% of average daily net assets
Emerging Markets Local Currency Debt Fund	0.75% of average daily net assets
Global High Yield Fund	0.60% of average daily net assets
U.S. High Yield Fund	0.55% of average daily net assets

The Adviser has contractually agreed to waive and/or reimburse a portion of its fees and/or reimburse expenses (excluding 12b-1 fees, interest expenses, taxes, fees incurred in acquiring and disposing of securities and extraordinary expenses) such that total net annual operating expenses for each class do not exceed the following rates:

	CLASS A	CLASS C	CLASS I	CLASS Y
Global Floating Rate Fund	1.05%	1.80%	0.75%	0.75%
Global Credit Income Opportunities Fund	1.20%	1.95%	0.95%	0.95%
Active Short Duration Bond Fund*	0.65%	0.90%	0.40%	0.40%
Total Return Bond Fund	0.80%	1.55%	0.55%	0.55%
Emerging Markets Debt Blended Total Return Fund	1.20%	1.95%	0.95%	0.95%
Emerging Markets Local Currency Debt Fund	1.20%	1.95%	0.95%	0.95%
Global High Yield Fund	1.05%	1.80%	0.80%	0.80%
U.S. High Yield Fund	1.00%	1.75%	0.75%	0.75%

*	From the period July 9, 2015 through September 27, 2015, the rates were 0.80% for Class A, 1.55% for Class C, 0.55% for Class I and 0.55% for Class Y.

Babson Capital Funds Trust 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

Pursuant to the expense waiver/reimbursement agreement, the Adviser is entitled to be reimbursed for any fees the Adviser waives and Fund expenses that the Adviser reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Adviser by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund.

The contractual management fee waiver and expense reimbursement agreements between the Funds and the Adviser will remain in effect until November 1, 2016 and may be terminated only upon the approval of the Funds’ Board of Trustees.

Subject to the supervision of the Adviser and the Board, BCGA and Cornerstone manage the investment and reinvestment of a portion of the assets of the Funds, as allocated from time to time to BCGG and Cornerstone. The Adviser (not the Funds) will pay a portion of the fees it receives to BCGG and Cornerstone in return for their services.

4.	12b-1 Distribution and Service Plan

ALPS Distributors, Inc. (the “Distributor”) is the Distributor of the Funds’ shares as of December 31, 2015.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund’s Class A and Class C shares may compensate certain financial institutions, including the Distributor, for certain distribution and shareholder servicing activities. The Funds’ Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A shares and 1.00% of the value of the average daily net assets of a Fund attributable to Class C shares. The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds’ shares and service activities.

Under its terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Boards’ members and a majority of those Boards’ members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

5.	Sales Charges and Commissions

For the period ended December 31, 2015, the amount of sales charges retained by the Distributor on sales of Class A and Class C shares of the Funds were as follows:

CLASS C
Global Floating Rate Fund	$–
Global Credit Income Opportunities Fund	795
Active Short Duration Bond Fund	–
Total Return Bond Fund	–
Emerging Markets Debt Blended Total Return Fund	–
Global High Yield Fund	–
U.S. High Yield Fund	–
Emerging Markets Local Currency Debt Fund	–

For the period ended December 31, 2015, the Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers:

	DISTRIBUTOR COMMISSIONS	DEALERS’ CONCESSIONS
Global Floating Rate Fund	$3,347	$59,230
Global Credit Income Opportunities Fund	578	13,447
Active Short Duration Bond Fund	–	800
Total Return Bond Fund	–	–
Emerging Markets Debt Blended Total Return Fund	–	–
Global High Yield Fund	–	–
U.S. High Yield Fund	–	–
Emerging Markets Local Currency Debt Fund	–	–

6.	Administrator, Custody, and Transfer Agent Fees

The Funds have engaged State Street Bank and Trust (“SSB”) to serve as the Funds’ administrator, custodian, and fund accountant. SSB also served as transfer agent from the period July 1, 2015 to November 6, 2015. Effective November 7, 2015, the Funds engaged ALPS as transfer agent. For each of these services, the Funds have agreed to pay SSB and ALPS fees payable at the end of each calendar month pursuant to fee agreements between SSB, ALPS, and the Funds, respectively. For the period ended December 31, 2015, the aggregate

Babson Capital Funds Trust 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

effective fee for these services was at the following annual rate of each Fund’s average daily managed assets:

Global Floating Rate Fund	0.29%
Global Credit Income Opportunities Fund	0.41%
Active Short Duration Bond Fund	0.45%
Total Return Bond Fund	1.09%
Emerging Markets Debt Blended Total Return Fund	2.86%
Emerging Markets Local Currency Debt Fund	5.64%
Global High Yield Fund	1.08%
U.S. High Yield Fund	1.08%

7.	Income Taxes

It is the Funds’ intention to qualify as a RIC under subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax year ended June 30, 2015 was as follows:

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$8,284,319	$–	$8,284,319
Global Credit Income Opportunities Fund	7,108,559	265	7,108,824

In accordance with the Regulated Investment Company Modernization Act of 2010, the Funds will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

As of December 31, 2015, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes were as follows:

	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED DEPRECIATION
Global Floating Rate Fund	$173,271,411	$142,156	$(14,454,998)	$(14,312,842)
Global Credit Income Opportunities Fund	93,349,595	178,871	(11,071,896)	(10,893,025)
Active Short Duration Bond Fund	99,913,942	70,742	(942,790)	(872,048)
Total Return Bond Fund	30,210,279	109,829	(378,330)	(268,501)
Emerging Markets Debt Blended Total Return Fund	9,935,402	2,791	(417,126)	(414,335)
Emerging Markets Local Currency Debt Fund	4,928,972	16,475	(116,809)	(100,334)
Global High Yield Fund	24,902,440	55,529	(988,419)	(932,890)
U.S. High Yield Fund	26,953,697	58,238	(991,864)	(933,626)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Babson Capital Funds Trust 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

8.	Investment Transactions

Purchases and sales of securities (excluding short-term debt securities) for the period ended December 31, 2015 were as follows:

	PURCHASES	SALES	GOVERNMENT PURCHASES	GOVERNMENT SALES
Global Floating Rate Fund	$53,186,452	$53,517,182	$–	$–
Global Credit Income Opportunities Fund	36,875,889	28,879,383	–	–
Active Short Duration Bond Fund	58,997,071	2,169,561	104,699,578	71,565,183
Total Return Bond Fund	20,656,204	2,535,590	63,996,761	57,574,065
Emerging Markets Debt Blended Total Return Fund	10,243,957	837,500	–	–
Global High Yield Fund	26,786,000	3,076,391	–	–
U.S. High Yield Fund	25,790,921	2,749,783	–	–
Emerging Markets Local Currency Debt Fund	4,460,892	–	–	–

9.	Common Stock

Transactions in common stock for the period ended December 31, 2015 were as follows:

Global Floating Rate Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015		FOR THE YEAR ENDED JUNE 30, 2015
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	376,917	$3,574,690	1,046,486	$10,379,529
Shares sold through reinvestments of distributions	14,662	135,817	83,026	807,940
Shares redeemed	(309,637)	(2,924,156)	(1,815,123)	(17,653,590)
Redemption fees	–	–	–	676

Net increase (decrease)	81,942	$786,351	(685,611)	$(6,465,445)

CLASS C
Shares sold	287,726	$2,689,377	335,871	$3,264,612
Shares sold through reinvestments of distributions	12,631	116,556	19,258	185,848
Shares redeemed	(136,930)	(1,283,038)	(20,267)	(195,905)
Redemption fees	–	–	–	169

Net increase	163,427	$1,522,895	334,862	$3,254,724

CLASS I
Shares sold	–	$1,326	–	$–
Shares sold through reinvestments of distributions	19,954	189,886	234,264	2,279,655
Shares redeemed	(261,489)	(2,500,000)	(753,573)	(7,271,983)
Redemption fees	–	–	–	1,694

Net decrease	(241,535)	$(2,308,788)	(519,309)	$(4,990,634)

CLASS Y
Shares sold	3,330,921	$31,415,435	9,236,912	$89,446,649
Shares sold through reinvestments of distributions	287,904	2,680,348	493,939	4,805,968
Shares redeemed	(3,779,325)	(35,494,510)	(2,813,208)	(27,521,577)
Redemption fees	–	–	–	2,920

Net increase (decrease)	(160,500)	$(1,398,727)	6,917,643	$66,733,960

Babson Capital Funds Trust 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

Global Credit Income Opportunities Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2015		FOR THE YEAR ENDED JUNE 30, 2015
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	249,754	$2,321,902	2,316,931	$23,545,838
Shares sold through reinvestments of distributions	44,106	399,686	127,930	1,237,474
Shares redeemed	(262,308)	(2,418,504)	(1,355,520)	(13,184,266)
Redemption fees	–	–	–	2,624

Net increase	31,552	$303,084	1,089,341	$11,601,670

CLASS C
Shares sold	58,024	$532,797	285,284	$2,802,118
Shares sold through reinvestments of distributions	9,185	83,032	13,552	130,085
Shares redeemed	(64,510)	(591,956)	(12,493)	(121,540)
Redemption fees	–	–	–	343

Net increase	2,699	$23,873	286,343	$2,811,006

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	27,127	255,092	253,647	2,450,842
Shares redeemed	–	–	–	–
Redemption fees	–	–	–	4,679

Net increase	27,127	$255,092	253,647	$2,455,521

CLASS Y
Shares sold	1,412,060	$12,972,040	1,654,908	$16,333,761
Shares sold through reinvestments of distributions	94,808	866,819	321,379	3,108,290
Shares redeemed	(732,942)	(6,596,388)	(1,114,834)	(11,114,262)
Redemption fees	–	–	–	5,954

Net increase	773,926	$7,242,471	861,453	$8,333,743

Babson Capital Funds Trust 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

Active Short Duration Bond Fund

	PERIOD FROM JULY 9, 2015 THROUGH DECEMBER 31, 2015		FOR THE YEAR ENDED JUNE 30, 2015
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	1,163,542	$11,527,601	–	$–
Shares sold through reinvestments of distributions	2,160	21,319	–	–
Shares redeemed	(96,479)	(954,354)	–	–

Net increase	1,069,223	$10,594,566	–	$–

CLASS C
Shares sold	34,614	$345,256	–	$–
Shares sold through reinvestments of distributions	38	381	–	–
Shares redeemed	(3)	(32)	–	–

Net increase	34,649	$345,605	–	$–

CLASS I
Shares sold	2,230,000	$22,300,000	–	$–
Shares sold through reinvestments of distributions	4,436	44,099	–	–
Shares redeemed	–	–	–	–

Net increase	2,234,436	$22,344,099	–	$–

CLASS Y
Shares sold	6,010,467	$59,709,650	–	$–
Shares sold through reinvestments of distributions	12,667	125,236	–	–
Shares redeemed	(122,747)	(1,214,939)	–	–

Net increase	5,900,387	$58,619,947	–	$–

Babson Capital Funds Trust 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

Total Return Bond Fund

	PERIOD FROM JULY 9, 2015 THROUGH DECEMBER 31, 2015		FOR THE YEAR ENDED JUNE 30, 2015
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	20,000	$200,000	–	$–
Shares sold through reinvestments of distributions	82	806	–	–
Shares redeemed	–	–	–	–

Net increase	20,082	$200,806	–	$–

CLASS C
Shares sold	20,000	$200,000	–	$–
Shares sold through reinvestments of distributions	61	596	–	–
Shares redeemed	–	–	–	–

Net increase	20,061	$200,596	–	$–

CLASS I
Shares sold	1,230,000	$12,300,000	–	$–
Shares sold through reinvestments of distributions	5,482	54,097	–	–
Shares redeemed	–	–	–	–

Net increase	1,235,482	$12,354,097	–	$–

CLASS Y
Shares sold	1,232,225	$12,322,092	–	$–
Shares sold through reinvestments of distributions	5,506	54,334	–	–
Shares redeemed	–	–	–	–

Net increase	1,237,731	$12,376,426	–	$–

Babson Capital Funds Trust 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

Emerging Markets Debt Blended Total Return Fund

	PERIOD FROM OCTOBER 22, 2015 THROUGH DECEMBER 31, 2015		FOR THE YEAR ENDED JUNE 30, 2015
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	20,000	$200,000	–	$–
Shares sold through reinvestments of distributions	6	62	–	–
Shares redeemed	–	–	–	–

Net increase	20,006	$200,062	–	$–

CLASS C
Shares sold	20,000	$200,000	–	$–
Shares sold through reinvestments of distributions	6	62	–	–
Shares redeemed	–	–	–	–

Net increase	20,006	$200,062	–	$–

CLASS I
Shares sold	480,000	$4,800,000	–	$–
Shares sold through reinvestments of distributions	156	1,488	–	–
Shares redeemed	–	–	–	–

Net increase	480,156	$4,801,488	–	$–

CLASS Y
Shares sold	480,000	$4,800,000	–	$–
Shares sold through reinvestments of distributions	156	1,488	–	–
Shares redeemed	–	–	–	–

Net increase	480,156	$4,801,488	–	$–

Babson Capital Funds Trust 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

Emerging Markets Local Currency Debt Fund

	PERIOD FROM DECEMBER 9, 2015 THROUGH DECEMBER 31, 2015		FOR THE YEAR ENDED JUNE 30, 2015
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	10,000	$100,000	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	10,000	$100,000	–	$–

CLASS C
Shares sold	10,000	$100,000	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	10,000	$100,000	–	$–

CLASS I
Shares sold	240,000	$2,400,000	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	240,000	$2,400,000	–	$–

CLASS Y
Shares sold	240,000	$2,400,000	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	240,000	$2,400,000	–	$–

Babson Capital Funds Trust 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

Global High Yield Fund

	PERIOD FROM NOVEMBER 2, 2015 THROUGH DECEMBER 31, 2015		FOR THE YEAR ENDED JUNE 30, 2015
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	10,000	$100,000	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	10,000	$100,000	–	$–

CLASS C
Shares sold	10,000	$100,000	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	10,000	$100,000	–	$–

CLASS I
Shares sold	1,240,000	$12,400,000	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	1,240,000	$12,400,000	–	$–

CLASS Y
Shares sold	1,240,779	$12,407,500	–	$–
Shares sold through reinvestments of distributions	1	13	–	–
Shares redeemed	–	–	–	–

Net increase	1,240,780	$12,407,513	–	$–

Babson Capital Funds Trust 2015 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

December 31, 2015

U.S. High Yield Fund

	PERIOD FROM NOVEMBER 2, 2015 THROUGH DECEMBER 31, 2015		FOR THE YEAR ENDED JUNE 30, 2015
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	10,000	$100,000	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	10,000	$100,000	–	$–

CLASS C
Shares sold	10,000	$100,000	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	10,000	$100,000	–	$–

CLASS I
Shares sold	1,458,295	$14,500,000	–	$–
Shares sold through reinvestments of distributions	262	2,525	–	–
Shares redeemed	–	–	–	–

Net increase	1,458,557	$14,502,525	–	$–

CLASS Y
Shares sold	1,240,000	$12,400,000	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	1,240,000	$12,400,000	–	$–

10.	Line of Credit

During the period ended December 31, 2015, the Trust (the “Borrower”) entered into a Credit Agreement (the “Credit Agreement”) with State Street Bank and Trust Company (the “Bank”). The Credit Agreement provides for a revolving credit facility of $40,000,000 (the “Facility Amount”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Per the Credit Agreement, outstanding principal on the loan shall bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on the day of the borrowing plus 1.25% and (b) the Overnight LIBOR rate as in effect on the day of the borrowing plus 1.25%. In addition, the Borrower shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Facility Amount. As of December 31, 2015, there were no loans outstanding pursuant to the Credit Agreement.

Babson Capital Funds Trust 2015 Semi-Annual Report

BASIS FOR BOARD RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940 (the “1940 Act”) requires that a majority of both the full Board of Trustees and the Trustees who are not interested persons of the Trust, as defined under the 1940 Act (“Independent Trustees”), voting separately, annually approve the continuation of the Investment Management Agreement between the Trust, on behalf of each of its eight series funds (the “Funds”), and Babson Capital Management LLC (“Babson Capital”) (the “Management Agreement”), the Sub-Advisory Agreement between Babson Capital and Babson Capital Global Advisors Limited (“BCGA”) (the “BCGA Sub-Advisory Agreement”) and the Sub-Advisory Agreement between Babson Capital and Cornerstone Real Estate Advisers LLC (“Cornerstone”) (the “Cornerstone Sub-Advisory Agreement”, and together with the Management Agreement and the BCGA Sub-Advisory Agreement, the “Agreements”). The Trustees considered matters bearing on the Funds and the Agreements at their meetings throughout the year, including a review of the Funds’ performance at each regular meeting. At a meeting held on July 16, 2015 (the “Meeting”), the Trustees met for the purpose of considering whether to approve the continuation of the Agreements for the Funds. The Trustees’ review process and considerations in approval the Agreements are set forth below.

Prior to the Meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Funds, a memorandum describing the Trustees’ legal responsibilities in connection with their review and approval of the Agreements. The Trustees noted that they initially approved the Agreements for Babson Global Floating Rate Fund and Babson Global Credit Income Opportunities Fund in July 2013, and that they initially approved the Agreements for Babson Active Short Duration Bond Fund, Babson Emerging Markets Debt Blended Total Return Fund, Babson Emerging Markets Local Currency Debt Fund, Babson Global High Yield Fund, Babson Total Return Bond Fund and Babson U.S. High Yield Fund in January 2015. The Trustees also requested and received from Babson Capital extensive written and oral information regarding other matters including: the principal terms of the Agreements; the reasons why Babson Capital was proposing the continuance of the Agreements; Babson Capital and its personnel; the Funds’ investment performance, including comparative performance information; the nature and quality of the services provided by Babson Capital to the Funds; financial strength of Babson Capital; the fee arrangements between Babson Capital and each Fund and each Fund’s fee and expense information, including comparative fee and expense information; profitability of the Agreements to Babson Capital; and “fallout” benefits to Babson Capital resulting from the Agreements.

The Trustees’ conclusion as to the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board and not the result of any single issue. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to different factors. It is also important to recognize that the Board’s review of the Agreements is the result of ongoing review and discussion, rather than a single discussion. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years.

The Trustees considered the terms of the Agreements, including the scope of the advisory services provided under the Agreements. In evaluating the nature, scope and quality of the services provided by Babson Capital to Babson Emerging Markets Local Currency Debt Fund and Babson U.S. High Yield Fund, the Trustees considered Babson Capital’s specific responsibilities in the day-to-day management of the Fund, the qualifications, experience and responsibilities of the portfolio managers and other key personnel that are involved in the day-to-day management of the Fund, the ability of Babson Capital to attract and retain high-quality personnel, and the organizational depth and stability of Babson Capital. In evaluating the nature, scope and quality of the services provided by Babson Capital and BCGA to Babson Emerging Markets Debt Blended Total Return Fund, Babson Global High Yield Bond Fund, Babson Global Floating Rate Fund and Babson Global Credit Income Opportunities Fund (“BCGA sub-advised Funds”) and by Babson Capital and Cornerstone to Babson Active Short Duration Fund and Babson Total Return Bond Fund (“Cornerstone sub-advised Funds”), the Trustees considered Babson Capital’s specific responsibilities in the day-to-day management of the Fund, the qualifications, experience and responsibilities of the portfolio managers and other key personnel that are involved in the day-to-day management of the Fund, the ability of each of Babson Capital and BCGA and Cornerstone to attract and retain high-quality personnel, and the organizational depth and stability of each of Babson, BCGA and Cornerstone. The Trustees also considered the trading capabilities of Babson Capital.

Babson Capital Funds Trust 2015 Semi-Annual Report

BASIS FOR BOARD RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS (CONTINUED)

The Trustees reviewed the Funds’ total return investment performance, as well as the performance of peer groups of funds, over various time periods, using information provided by Lipper Inc. (“Lipper”) and Babson Capital. The Trustees noted that the total return performance of Babson Global Floating Rate Fund’s and Babson Global Credit Income Opportunities Fund’s shares each ranked in the 4th quintile of the Lipper performance universe for the one-year period ended December 30, 2014 (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Trustees noted that the remaining six Funds had commenced operations after June 30, 2015 or had not yet commenced operations, and had limited or no operating histories and performance records. As a result, the Trustees did not receive information on the investment performance of these Funds. However, in the case of Babson Active Short Duration Bond Fund, Babson Emerging Markets Local Currency Debt Fund, Babson Emerging Markets Debt Blended Total Return Fund and Babson Total Return Bond Fund, each of which was modeled on a substantially similar fund sub-advised by Babson Capital (each, a “similar fund”), the Trustees considered one-, three-, and five-year performance information for the corresponding similar fund. In the course of their deliberations, the Trustees also took into account information provided by Babson Capital during investment review meetings conducted with portfolio management personnel during the course of the year. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the responses of Babson Capital and BCGA and Cornerstone.

The Trustees considered the investment management fee paid by each Fund to Babson Capital pursuant to the Management Agreement. The Trustees noted that Babson Capital (and not the BCGA sub-advised Funds) pays BCGA its sub-advisory fee under the BCGA Sub-Advisory Agreement and that Babson Capital (and not the Cornerstone sub-advised Funds) pays Cornerstone its sub-advisory fee under the Cornerstone Sub-Advisory Agreement. In assessing the reasonableness of the fee paid by the Funds under the Management Agreement, the Trustees considered, among other information, each Fund’s advisory fee and the total expense ratio for the Fund’s shares as a percentage of net asset value and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the last fiscal year), Babson Global Floating Rate Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median. The Trustees considered that, according to the Lipper data, Babson Global Credit Income Opportunities Fund’s effective advisory fee rate was lower than the Lipper expense group median and its total expense ratio was approximately at the Lipper expense group median. The Trustees also considered that, according to the Lipper data, the effective advisory fee rate was expected to be lower than the Lipper expense group median and the total expense ratio was expected to be approximately at the Lipper expense group median for Babson Active Short Duration Bond Fund, Babson Emerging Markets Local Currency Debt Fund, Babson Emerging Markets Debt Blended Total Return Fund, Babson Global High Yield Fund, Babson Total Return Bond Fund, and Babson U.S. High Yield Fund.

The Trustees then considered that, as each Fund’s assets increase, each Fund and its shareholders would be expected to realize economies of scale as certain expenses, such as fixed operating costs, become a smaller percentage of overall assets. They considered the extent to which any such savings would benefit shareholders and Babson Capital’s statement that it would consider proposing breakpoints in the management fee payable by a Fund once a Fund approached the breakeven point.

The Trustees reviewed information prepared by Babson Capital regarding Babson Capital’s costs of managing the Funds, and the profitability of the Management Agreement to Babson Capital. In considering the profitability of the Babson Capital, the Board noted that BCGA and Cornerstone are affiliates of Babson Capital and are paid by Babson Capital, and, therefore, did not consider their profitability separately. The Trustees then considered potential “fall-out” benefits to Babson Capital and its affiliates as a result of Babson Capital’s relationship with BCFT. The Board concluded that, in light of the expected costs of providing investment management and other services to BCFT and Babson Capital’s commitment to cap the expenses of each Fund, the other ancillary benefits that Babson Capital and its affiliates expect to receive supported the approval of the Agreements. The Trustees concluded that, at this time, and in light of the nature, extent and quality of the respective services expected to be provided by Babson Capital, the fee rates and expenses of each Fund

Babson Capital Funds Trust 2015 Semi-Annual Report

BASIS FOR BOARD RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS (CONTINUED)

supported the approval of the Management Agreement, the BCGA Sub-Advisory Agreement and the Cornerstone Sub-Advisory Agreement.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, concluding that the Management Agreement, the BCGA Sub-Advisory Agreement and the Cornerstone Sub-Advisory Agreement should be continued for an additional one-year period.

    Babson Capital Funds Trust

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	The Registrant’s Consolidated Schedule of Investments as of the close of the reporting period is included in the Semi-Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual report.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

Exhibit 99.1 Cert

Exhibit 99.2 Cert

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act is attached hereto.

Exhibit 99.906 Cert

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Babson Capital Funds Trust

By (Signature and Title)	/s/ Anthony J. Sciacca
Anthony J. Sciacca, President (Principal Executive Officer)

Date	March 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anthony J. Sciacca
Anthony J. Sciacca, President (Principal Executive Officer)

Date	March 7, 2016

By (Signature and Title)	/s/ Patrick Hoefling
Patrick Hoefling, Chief Financial Officer (Principal Financial Officer)

Date	March 7, 2016